Exhibit 4.5.1


                       STANDARD TERMS FOR TRUST AGREEMENTS
                                     between

                               SELECT ASSET INC.,

                                  as Depositor

                                       and

                               U.S. BANK NATIONAL
                                  ASSOCIATION,

                                   as Trustee

                       CORPORATE-BACKED TRUST CERTIFICATES





                          Dated as of November 9, 2006





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                               TABLE OF CONTENTS

                                                                           Page


                     ARTICLE I Definitions and Assumptions

SECTION 1.01.    Definitions.................................................1
SECTION 1.02.    Rules of Construction......................................19
SECTION 1.03.    Compliance Certificates and Opinions; Record Date..........20

         ARTICLE II Declaration of Trusts; Issuance of Certificates;
                      Purpose and Classification of Trusts

SECTION 2.01.    Creation and Declaration of Trusts:  Assignment of
                 Underlying Securities......................................21
SECTION 2.02.    Acceptance by Trustee......................................23
SECTION 2.03.    Representations and Warranties of the Depositor............23
SECTION 2.04.    Breach of Representation, Warranty or Covenant.............25
SECTION 2.05.    Agreement to Authenticate and Deliver Certificates.........25

                   ARTICLE III Administration of each Trust

SECTION 3.01.    Administration of each Trust...............................25
SECTION 3.02.    Collection of Certain Underlying Security Payments.........26
SECTION 3.03.    Certificate Account........................................26
SECTION 3.04.    Liquidation of the Underlying Securities; Sale
                 Procedures.................................................27
SECTION 3.05.    Investment of Funds in the Accounts........................27
SECTION 3.06.    Maintenance of Credit Support..............................28
SECTION 3.07.    Realization Upon Defaulted Underlying Securities...........28
SECTION 3.08.    Access to Certain Documentation............................29
SECTION 3.09.    Preparation and Filing of Exchange Act Reports;
                 Obligations of the Depositor and the Trustee...............29
SECTION 3.10.    Charges and Expenses.......................................38
SECTION 3.11.    SEC Reporting Failure......................................38

          ARTICLE IV Distributions and Reports to Certificateholders

SECTION 4.01.    Distributions..............................................39
SECTION 4.02.    Distributions on Certificates..............................47
SECTION 4.03.    Reports to Certificateholders..............................48
SECTION 4.04.    Allocation of Realized Losses and Trust Expenses...........49
SECTION 4.05.    Compliance with Withholding Requirements...................50
SECTION 4.06.    Optional Exchange..........................................50
SECTION 4.07.    Optional Call..............................................53


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                           ARTICLE V The Certificates

SECTION 5.01.    The Certificates...........................................54
SECTION 5.02.    Execution, Authentication and Delivery.....................55
SECTION 5.03.    Temporary Certificates.....................................55
SECTION 5.04.    Registration; Registration of Transfer and Exchange........56
SECTION 5.05.    Mutilated, Destroyed, Lost and Stolen Certificates.........62
SECTION 5.06.    Persons Deemed Owners......................................63
SECTION 5.07.    Cancellation...............................................63
SECTION 5.08.    Global Securities..........................................63
SECTION 5.09.    Notices to Depository......................................64
SECTION 5.10.    Definitive Certificates....................................64
SECTION 5.11.    Currency of Distributions in Respect of Certificates.......65
SECTION 5.12.    Conditions of Authentication and Delivery of New Series....66
SECTION 5.13.    Appointment of Paying Agent................................67
SECTION 5.14.    Authenticating Agent.......................................67
SECTION 5.15.    Voting Rights with Respect to Underlying Securities........68
SECTION 5.16.    Actions by Certificateholders..............................69
SECTION 5.17.    Notices of Events of Default, Defeasance...................70
SECTION 5.18.    Judicial Proceedings Instituted by Trustee; Trustee
                 May Bring Suit.............................................70
SECTION 5.19.    Control by Certificateholders..............................70
SECTION 5.20.    Waiver of Past Defaults....................................71
SECTION 5.21.    Right of Certificateholders to Receive Payments Not to
                 Be Impaired................................................71
SECTION 5.22.    Remedies Cumulative........................................71

                            ARTICLE VI The Depositor

SECTION 6.01.    Liability of the Depositor.................................72
SECTION 6.02.    Limitation on Liability of the Depositor...................72
SECTION 6.03.    Depositor May Purchase Certificates........................73
SECTION 6.04.    Merger or Consolidation of the Depositor...................73
SECTION 6.05.    No Liability of the Depositor with Respect to the
                 Underlying Securities; Certificateholders to Proceed
                 Directly Against the Underlying Securities Issuer(s).......73

                       ARTICLE VII Concerning the Trustee

SECTION 7.01.    Duties of Trustee..........................................74
SECTION 7.02.    Between Trustee and Sub-Administrative Agents..............77
SECTION 7.03.    Certain Matters Affecting the Trustee......................78
SECTION 7.04.    Trustee Not Liable for Recitals in Certificates or
                 Underlying Securities......................................79
SECTION 7.05.    Trustee May Own Certificates...............................79
SECTION 7.06.    Trustee's Fees and Expenses................................79
SECTION 7.07.    Eligibility Requirements for Trustee.......................81
SECTION 7.08.    Resignation or Removal of the Trustee; Appointment of
                 Successor Trustee..........................................81

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SECTION 7.09.    Merger or Consolidation of Trustee.........................82
SECTION 7.10.    Appointment of Office or Agency............................82
SECTION 7.11.    Representations and Warranties of Trustee..................83
SECTION 7.12.    Indemnification of Trustee by the Depositor;
                 Contribution...............................................84
SECTION 7.13.    Indemnification of Depositor by Trustee....................85
SECTION 7.14.    No Liability of the Trustee with Respect to the
                 Underlying Securities; Certificateholders to Proceed
                 Directly Against the Underlying Securities Issuer(s).......85
SECTION 7.15.    The Depositor To Furnish Trustee with Names and
                 Addresses of Certificateholders............................85
SECTION 7.16.    Preservation of Information................................86
SECTION 7.17.    Reports by Trustee.........................................86
SECTION 7.18.    Trustee's Application for Instructions from the
                 Depositor..................................................86

                           ARTICLE VIII Market Agent

SECTION 8.01.    Market Agent...............................................86

                             ARTICLE IX Termination

SECTION 9.01.    Termination upon Liquidation of All Underlying
                 Securities.................................................87

                       ARTICLE X Miscellaneous Provisions

SECTION 10.01.   Amendment..................................................87
SECTION 10.02.   Limitation on Rights of Certificateholders.................89
SECTION 10.03.   GOVERNING LAW..............................................90
SECTION 10.04.   Notices....................................................91
SECTION 10.05.   Notice to Rating Agencies..................................92
SECTION 10.06.   Severability of Provisions.................................93
SECTION 10.07.   Grant of Security Interest.................................93
SECTION 10.08.   Nonpetition Covenant.......................................94
SECTION 10.09.   No Recourse................................................94
SECTION 10.10.   Article and Section References.............................94
SECTION 10.11.   Counterparts...............................................94
SECTION 10.12.   Trust Indenture Act Controls...............................94
SECTION 10.13.   Segregation Provisions.....................................95

EXHIBIT A        FORM OF INVESTMENT LETTER.
EXHIBIT B        FORM OF TRANSFEROR CERTIFICATE.
EXHIBIT C        FORM OF WARRANT AGENT AGREEMENT  SELECT ASSET INC.
                 WARRANTS Series 20[o]-[o] Trust.

ANNEX A          RELEVANT SERVICING CRITERIA.
ANNEX B          FORM OF ITEM 1123 CERTIFICATION.
ANNEX C          ADDITIONAL DISCLOSURE NOTIFICATION.
ANNEX D          FORM 8-K REPORTABLE EVENTS.

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ANNEX E          FORM 10-D.
ANNEX F          FORM 10-K.
ANNEX G          FORM OF BACK-UP OFFICER'S CERTIFICATE OF TRUSTEE.
ANNEX H          FORM OF OFFICER'S CERTIFICATE OF SERVICER.


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      STANDARD  TERMS FOR  TRUST  AGREEMENTS  dated as of  November  9,  2006, between SELECT ASSET INC., a Delaware corporation, as Depositor, and U.S. Bank National Association, as Trustee.

                             PRELIMINARY STATEMENT

            The Depositor and the Trustee have duly authorized the execution and delivery of these Standard Terms for Trust Agreements (the "Standard Terms") to provide for one or more Series (and one or more Classes within each such Series) of Certificates, issuable from time to time as provided in these Standard Terms.

            Each such Series (inclusive of any Classes specified within such Series) of Certificates will be issued under a separate Series Supplement to these Standard Terms, duly executed and delivered by the Depositor and the Trustee. With respect to each Series, the applicable Series Supplement, together with these Standard Terms, shall be known as the "Trust Agreement."

            All representations, covenants and agreements made herein by each of the Depositor and the Trustee are for the benefit and security of the Certificateholders and, to the extent provided in the applicable Series Supplement, for the benefit and security of any Credit Support Provider or any other party specified therein;

            The Depositor is entering into these Standard Terms, and the Trustee in accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                                   ARTICLE I

                          Definitions and Assumptions

            SECTION 1.01. Definitions. Except as otherwise specified herein or in the applicable Series Supplement or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Trust Agreement.

            "Account"  As defined in Section 3.05.

            "Accountant's Attestation"  As defined in Section 3.09.

            "Accredited Investor" A Person that qualifies as an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

            "Additional Form 10-D Disclosure" As defined in Section 3.09.

            "Administrative Fees" With respect to any Series, if applicable, as defined in the related Series Supplement.

            "Affiliate" With respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Allocation Discount Rate" With respect to any Class within a Series, if applicable, the discount rates used in calculating the IO Strip Class Allocation, the PO Strip Class Allocation or the P&I Class Allocation, each as specified in the related Series Supplement.

            "Allowable Expense Amounts" With respect to any Series, if applicable, as defined in the related Series Supplement.

            "Amortizing Notional Balance" With respect to any Series, if applicable, as defined in the related Series Supplement.

            "Amortizing Notional Discount Rate" The discount rate used in determining, as of the related Issue Date, that the Amortizing Notional Balance of any IO Strip Class Certificates equals the present value of the difference between (i) the interest payments to be received by the Trust in respect of the related Underlying Securities and (ii) the interest portion of Available Funds to be distributed to the Holders of the related P&I Class Certificates in connection with such payments, assuming, in each case, that the payments and distributions were made when due and that the Underlying Securities were not redeemed, prepaid or liquidated prior to the related Final Scheduled Distribution Date

            "Approved Dealer" Any of the following dealers (or their successors): (1) Bear, Stearns & Co. Inc., (2) Citigroup Global Markets Inc., (3) Credit Suisse First Boston LLC, (4) Deutsche Bank Securities Inc.,
(5) Goldman, Sachs & Co., (6) J.P. Morgan Securities Inc., (7) Merrill, Lynch, Pierce, Fenner & Smith Incorporated, (8) Morgan Stanley & Co. Incorporated, (9) UBS Securities LLC and (10) except in the case of a sale related to the exercise of Call Warrants by the Depositor or any Affiliate thereof, Lehman Brothers Inc.

            "Authenticating Agent"  As defined in Section 5.14.

            "Available Funds" Unless otherwise specified in the applicable Series Supplement, for any Distribution Date in respect of a given Series or Class, the sum of (i) all amounts actually received on or with respect to the Underlying Securities (including Liquidation Proceeds and investment income on amounts in the Accounts) with respect to such Series during the related Collection Period, (ii) all amounts received pursuant to any Credit Support Instruments with respect to such Series for such Distribution Date, and (iii) all other amounts, if any, specified by the applicable Series Supplement.

            "Basic Documents" With respect to any Series, if applicable, as defined in the related Series Supplement.

            "Beneficial Owner" With respect to Certificates held through a Depository, the beneficial owner of a Certificate. For purposes only of Section 5.16, the Trustee shall be obligated to treat a Person who claims to be a beneficial owner of a Certificate as a "Beneficial Owner" within the meaning of the Series Supplement only if such Person has first delivered to


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the Trustee, (i) a certificate or other writing executed by such Person stating the full name and address of such Person, the principal distribution amount of the Certificate with respect to which such Person claims to be the Beneficial Owner, and the Participant in the Depository (such Person's "Participant") through which such Person holds its beneficial ownership interest in the Certificates and (ii) a certificate or other writing executed by such Person's Participant confirming that such Person's Participant holds on its own books and records Certificates for the account of such Beneficial Owner and identifying the principal distribution amount held for such Beneficial Owner.

            "Business Day" With respect to any Place of Distribution specified in the related Series Supplement, any day that is not (i) a Saturday, a Sunday, a legal holiday or a day on which banking institutions or trust companies in such Place of Distribution are authorized or obligated by law, regulation or executive order to close or (ii) any day which is not a Business Day with respect to the Underlying Securities, except as otherwise specified in the related Series Supplement and any Business Day specified with respect to the Underlying Securities.

            "Calculation Agent" With respect to any Series, if applicable, Select Asset Inc. or such Affiliate thereof as shall be designated by Select Asset Inc.

            "Call Date" With respect to any Series, if applicable, the meaning set forth in the related Warrant Agent Agreement.

            "Call Notice" With respect to the exercise of a Call Warrant, if applicable, the notice delivered pursuant to the related Warrant Agent Agreement that specifies the number of Call Warrants being exercised and the related Call Date.

            "Call Price" With respect to any Series (or Class within such Series), if applicable, the meaning given to such term in the related Warrant Agent Agreement.

            "Call Warrants" With respect to any Series, if applicable, the call warrants with respect to the related Underlying Securities issued pursuant to the related Warrant Agent Agreement.

            "Certificate Account"  As defined in Section 3.03.

            "Certificate Owners"  As defined in Section 5.08.

            "Certificate Principal Balance" With respect to any Outstanding Certificate that is entitled to all or a portion of the principal portion of Available Funds in respect of the related Series, as determined at any time, the maximum amount that the Holder thereof is entitled to receive as distributions allocable to principal payments with respect to the Underlying Securities. The Certificate Principal Balance, if any, of any Class within a given Series (other than those Classes, if any, specified in the related Series Supplement that are only entitled to receive distributions from the interest portion of Available Funds), as of any date of determination, shall be equal to the aggregate initial Certificate Principal Balance thereof less the sum of (i) all amounts allocable to prior distributions made to such Class with respect to principal of the Underlying Securities (including, without limitation, the portion of any redemption proceeds allocable to the principal of or premium on the Underlying Securities), (ii) if such Certificate or a


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portion thereof has been surrendered in exchange for Underlying Securities as and to the extent provided herein or in the applicable Series Supplement, any reductions attributable to Certificates so surrendered, (iii) all amounts allocable to prior distributions made to such Class with respect to amounts received by the Trust in connection with any exercise of the related Call Warrants, (iv) all amounts allocable to prior distributions made to such Class with respect to Liquidation Proceeds and (v) any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of (A) Realized Losses in respect of principal of the Underlying Securities and (B) expenses of the Trust, if any, only to the extent specified herein or in the applicable Series Supplement, each as allocated to the Class of which such Certificate is a part pursuant hereto or to the applicable Series Supplement.

            "Certificate Register" and "Certificate Registrar" As respectively defined in Section 5.04.

            "Certificateholder"  Any Holder of a Certificate.

            "Certificates" Any trust certificates authorized by, and authenticated and delivered under, this Trust Agreement.

            "Class" With respect to any Series, any one of the classes of Certificates of such Series, each Class consisting of Certificates having identical terms.

            "Clearing Agency" An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

            "Code" The Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

            "Collection Period" With respect to any Distribution Date for a Series (or Class within such Series), the period specified in the related Series Supplement.

            "Commission" The Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution and delivery of this Trust Agreement such Commission is not existing and performing the duties now assigned to it, then the body then performing such duties.

            "Concentrated Underlying Securities Obligor" In respect of any Underlying Securities representing 10% or more, of the aggregate principal amount of Underlying Securities held by the related Trust, the related Underlying Securities Issuer or Underlying Securities Guarantor, as applicable.

            "Corporate Trust Office" The principal corporate trust office of the Trustee located at 100 Wall Street, Suite 1600, New York, NY 10005 or such other addresses as the Trustee may designate from time to time by notice to the Holders and the Depositor, or the principal corporate trust office of any successor Trustee (or such other addresses as a successor Trustee may designate from time to time by notice to the Holders and the Depositor).


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            "Credit Support" With respect to any Series (or any Class within such Series), a Letter of Credit, Limited Guaranty, Surety Bond, Swap Agreement, put or call option or other asset intended to support or ensure the timely or ultimate distributions of amounts due in respect of all or certain of the Underlying Securities for such Series or Class, in each case, if specified as such in the related Series Supplement.

            "Credit Support Instrument" If applicable, the instrument or document pursuant to which the Credit Support for a given Series (or any Class within such Series) is provided, as specified in the applicable Series Supplement.

            "Credit Support Provider" If applicable, with respect to any Series (or any Class within such Series), the Person that provides any Credit Support.

            "Currency" Unless otherwise set forth in the related Series Supplement, United States Dollars.

            "Definitive Certificates"  As defined in Section 5.08.

            "Depositor" Select Asset Inc., a Delaware corporation, and, if a successor Person shall have become the Depositor pursuant to any applicable provisions of this Trust Agreement, "Depositor" shall mean such successor Person. With respect to any provisions of this Trust Agreement that relate to the provisions of the Trust Indenture Act, "Depositor" shall include any obligor on the Certificates as the term obligor is defined in the Trust Indenture Act.

            "Depositor Order" A written order or request, respectively, signed in the name of the Depositor by any of its officers.

            "Depository" With respect to the Certificates of any Series (or Class within such Series) issuable in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Depositor and specified in the related Series Supplement until a successor Depository shall have become such pursuant to the applicable provisions of this Trust Agreement, and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder, and if at any time there is more than one such Person, "Depository" as used with respect to the Certificates of any such Series or Class shall mean the Depository with respect to the Certificates of that Series or Class.

            "Discount Certificate" Any Certificate that is issued with "original issue discount" within the meaning of Section 1273(a) of the Code and any other Certificate designated by the Depositor as issued with original issue discount for United States Federal income tax purposes.

            "Distribution Date" With respect to any Series (or Class within such Series) of Certificates, each date specified as a "Distribution Date" for such Series (or Class) in the related Series Supplement.

            "Dollar" or "$" or "USD" Such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.


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            "EDGAR"  Electronic Data Gathering and Retrieval System.

            "Eligible Account" With respect to any Series, any of (i) an account maintained with a federal or state chartered depository institution, national banking association or trust company, (A) the long-term deposit or long-term unsecured debt obligations of which are rated by each applicable Rating Agency in one of its two highest long-term rating categories, or (B) the short-term deposit or short-term unsecured debt obligations of which are rated by each applicable Rating Agency in its highest short-term rating category (if the deposits are to be held in the account for thirty (30) days or less), in any event at any time funds are on deposit therein, or (ii) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company (which, subject to the remainder of this clause (ii), may include the Trustee) acting in its fiduciary capacity, and which, in either case, has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority and to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), or (iii) an account maintained with any other insured depository institution that is acceptable to each applicable Rating Agency (as evidenced by the fulfillment of the Rating Agency Condition with respect to the use of such account).

            "Eligible Expense" With respect to any Series, as specified in the related Series Supplement.

            "Eligible Investments" With respect to any Series, unless otherwise specified in the related Series Supplement, any one or more of the following obligations or securities; provided, however, that the total stated return specified by the terms of each such obligation or security is at least equal to the purchase price thereof; and provided, further, that no such instrument may carry the symbol "R" in its rating:

                  (i) direct obligations of, and obligations fully guaranteed by, the United States, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Farm Credit System or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States of America; provided, however, that obligations of, or guaranteed by, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the Federal Farm Credit System shall be Eligible Investments only if, at the time of investment, it has the rating specified in such Series Supplement for Eligible Investments;

                  (ii) demand and time deposits in, certificates of deposit of, or banker's acceptances issued by any depository institution or trust company (including the Trustee or any agent of the Trustee acting in their respective commercial capacities) incorporated under the laws of the United States or any State and subject to supervision and examination by Federal and/or State banking authorities so long as the commercial paper and/or the short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) at the time of


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

            such investment or contractual commitment providing for such investment have the rating specified in such Series Supplement for Eligible Investments; provided, however, that such rating shall be no lower than the rating on the Underlying Securities at the time of purchase of the investments;

                  (iii) repurchase agreements with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States, with an entity having the credit rating specified in such Series Supplement for Eligible Investments;

                  (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State that have the rating specified in such Series Supplement for Eligible Investments at the time of such investment or contractual commitment providing for such investment; provided, however, that such rating shall be no lower than the rating on the Underlying Securities; and provided, further, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust for such Series to exceed 10% of the aggregate outstanding principal balances and amounts of all the Underlying Securities and Eligible Investments held as part of the Trust for such Series;

                  (v) commercial paper having at the time of such investment the rating specified in the Series Supplement for Eligible Investments; and

                  (vi) a Guaranteed Investment Contract if and only if
            specified in the related Series Supplement, provided that the Rating Agency Condition is met.

            "ERISA" The Employee Retirement Income Security Act of 1974, as amended.

            "Event of Default" With respect to any Series (or Class within such Series) of Certificates, (i) a default in the payment of any interest on any Underlying Security held by the related Trust after the same becomes due and payable (subject to any applicable grace period), (ii) a default in the payment of the principal of or any installment of principal of any such Underlying Security when the same becomes due and payable and (iii) any other event specified as an "Event of Default" in the related Underlying Securities Issuance Agreement.

            "Exchange Act" The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Exchange Date" As applicable with respect to a given Series, (i) any Distribution Date, (ii) any date on or after which the related Underlying Securities Issuer or an Affiliate thereof consummates a tender offer for some or all of the Underlying Securities but prior to the date on which the acceptance period with respect to such tender offer expires or (iii) any date on which the Underlying Securities are to be redeemed by the related Underlying Securities Issuer.


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

            "Exchange Rate Agent" With respect to any Series (or Class within such Series) of Certificates, if applicable, the Depositor or its agent so specified in the related Series Supplement.

            "Executive Officer" Any one of the duly elected or appointed qualified and acting officers of any entity executing a certificate.

            "Extraordinary Trust Expense" Unless otherwise specified in the related Series Supplement, any and all costs, expenses or liabilities arising out of the establishment, existence or administration of a Trust, other than
(i) Ordinary Expenses, and (ii) costs and expenses payable by a particular Certificateholder, the Trustee or the Depositor pursuant to the related Trust Agreement.

            "Final Scheduled Distribution Date" With respect to any Certificate, the date on which the final payment on such Certificate is scheduled as a result of the maturity of each of the Underlying Securities (or otherwise), without giving effect to any prepayment, default, exchange, call or early termination, to become due and payable as provided therein and in the applicable Series Supplement.

            "Fixed Interest Rate" With respect to any Fixed Rate Certificate, as defined in the related Series Supplement.

            "Fixed Rate Certificate" A Certificate that provides for a payment of interest at a Fixed Interest Rate.

            "Floating Interest Rate" With respect to any Floating Rate Certificate, as defined in the related Series Supplement.

            "Floating Rate Certificate" A Certificate that provides for the payment of interest at a Floating Interest Rate determined periodically by reference to a formula specified in the related Series Supplement.

            "Foreign Currency" A currency issued by the government of any country other than the United States or a composite currency the value of which is determined by reference to the values of the currencies of any group of countries.

            "Global Security" A Registered Certificate evidencing all or part of a Series (or Class within such Series) of Certificates, issued to the Depository for such Series or Class in accordance with Section 5.08.

             "Grant" To sell, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm to the Trustee pursuant to these Standard Terms and a related Series Supplement. The terms "Granted" and "Granting" have the meanings correlative to the foregoing. A Grant of any Underlying Securities or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party, including the immediate and continuing right to claim for, collect, receive and give receipt for principal, premium, if any, and interest payments in respect of such Underlying Securities and all other moneys payable thereunder, to give and receive notices and other


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

communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "Guaranteed Investment Contract" With respect to any Series (or Class within such Series), a guaranteed investment contract or surety bond provided for in the related Series Supplement, Granted as part of the Trust or to the Trustee for the benefit of the Certificateholders for such Series, providing for the investment of funds in a related Account or related Accounts and insuring a minimum or a fixed rate of return on the investment of such funds, which contract or surety bond shall be an obligation of an insurance company or other entity whose rating is no lower than the rating on the Underlying Securities and shall satisfy any other requirements specified in such Series Supplement.

            "Holder" With respect to a Registered Certificate, the Registered Holder thereof and, with respect to a Call Warrant, the holder thereof (or a beneficial interest therein).

            "Independent" When used with respect to any Person, any other Person (including a firm of investment bankers, accountants or lawyers and any member thereof) who (i) does not have and is not committed to acquire any direct or indirect material financial interest in such Person or in any Affiliate of such Person, (ii) is not connected with such Person as an officer, employee, promoter, underwriter, voting trustee, partner, director or Person performing similar functions and (iii) is not Affiliated with a firm that fails to satisfy the criteria set forth in (i) and (ii). "Independent" when used with respect to any accountant may include an accountant who audits the books of any Person if in addition to satisfying the criteria set forth above the accountant is independent with respect to such Person within the meaning of Rule 101 of the Code of Ethics of the American Institute of Certified Public Accountants.

            "Initial Accrued Interest" With respect to any Series and each related Underlying Security, the amount of interest which accrued thereon from the Underlying Security Interest Payment Date of such Underlying Security next preceding the deposit of such Underlying Security hereunder (or, in the event that such Underlying Security Interest Payment Date is the first Underlying Security Interest Payment Date to occur after the original issuance of such Underlying Security, from the dated date thereof) to, but excluding, the related Issue Date.

            "Initial Amortizing Notional Balance" With respect to any IO Strip Class Certificate or any IO Strip Class, the Amortizing Notional Balance of such Certificate or Class as of the related Issue Date.

            "Initial Distribution Date" With respect to any Series, the first Distribution Date following the related Issue Date.

            "Interest Rate" With respect to any Series (or Class within such Series) of Certificates (except certain Discount Certificates and Certificates entitled to nominal or no interest distributions) the annual rate at which interest accrues on the Certificates of such Series (or Class), which may be a fixed rate or a floating rate of interest, determined upon the basis and in the manner specified in the related Series Supplement.

            "Investment Letter" A letter substantially in the form of Exhibit A hereto.

            "IO/PO Strip Class Series" Any Series, a Class of which is an IO Strip Class and another Class of which is a PO Strip Class.

            "IO Strip Class" If applicable with respect to any Series, a Class of Certificates of such Series entitling the Holders thereof to distributions solely out of the interest portion of Available Funds (and not to any distributions out of the principal portion of Available Funds), as specified in the related Series Supplement.

            "IO Strip Class Allocation" With respect to any IO Strip Class, the present value (discounted at the applicable Allocation Discount Rate) of any unpaid amounts due or to become due on the Certificates of such IO Strip Class (assuming that the IO Strip Class Certificates were paid when due and were not redeemed or prepaid prior to their stated maturity).

            "IO Strip Class Certificate" Any Certificate evidencing an interest in an IO Strip Class.

            "IO Strip Class Series" Any Series, a Class of which is an IO Strip Class and no Class of which is a PO Strip Class.

            "Issue Date" With respect to any Series, the day on which the Certificates of such Series are executed, authenticated and delivered, as specified in the related Series Supplement.

            "Letter of Credit" With respect to any Series or Class within such Series, a letter of credit, if any, providing for the payment of all or a portion of amounts due in respect of such Series or Class, issued to the Trustee for the benefit of the Holders of such Series or Class, issued by the related Credit Support Provider, all as specified in the related Series Supplement.

            "Limited Guarantor" With respect to the Underlying Securities relating to any Series (or Class within such Series), a Person specified in the related Series Supplement as providing a guarantee or insurance policy or other credit enhancement supporting the distributions in respect of such Series (or Class) as and to the extent specified in such Series Supplement.

            "Limited Guaranty" With respect to any Series or Class within such Series, any guarantee of or insurance policy or other comparable form of credit enhancement with respect to amounts required to be distributed in respect of such Series or Class or payments under all or certain of the Underlying Securities relating to such Series or Class, executed and delivered by a Limited Guarantor in favor of the Trustee, for the benefit of the Certificateholders, as specified in the related Series Supplement.

            "Liquidation Price" With respect to the Underlying Securities relating to any Series, the price at which the Trustee sells such Underlying Securities when liquidating such Underlying Securities pursuant to the terms of the related Trust Agreement.

            "Liquidation Proceeds" The amounts received by the Trustee in connection with (x) the liquidation of an Underlying Security (or collateral, if any, related thereto) pursuant to

Section 4.01(d) or Section 4.01(i) or (y) any other repurchase, substitution or sale of an Underlying Security.

            "Market Agent" The market agent or market agents appointed pursuant to Section 8.01, and its or their successors or assigns.

            "Market Agent Agreement" If applicable, with respect to any Series, the Market Agent Agreement, dated as of the related Issue Date, between the Trustee and the Market Agent, the form of which will be attached to the Series Supplement, and any similar agreement with a successor Market Agent, in each case as from time to time amended or supplemented.

            "Minimum Wire Denomination" If applicable, with respect to any Series, as defined in the related Series Supplement.

            "Moody's" Moody's Investors Service Inc. and any successors thereto.

            "Notional Amount" With respect to any Class of Certificates, if applicable, the initial notional amount specified in the related Series Supplement on which distributions of interest may be determined at the applicable Interest Rate, as the same may be adjusted as specified in such Series Supplement.

            "Notional Distribution Amount" With respect to a given Series, as defined in the related Series Supplement.

            "Officer's Certificate" A certificate signed by any one (or, if specified in these Standard Terms or any Series Supplement, more than one) Executive Officer of the Depositor, and delivered to the Trustee.

            "Opinion of Counsel" A written opinion of counsel, issued by a firm which may, except as otherwise expressly provided in this Trust Agreement, be counsel for the Depositor reasonably acceptable to the Trustee; provided, however, that any opinion of counsel relating to the qualification of any account required to be maintained pursuant to this Trust Agreement as an Eligible Account must be an opinion of counsel issued by a firm which is in fact Independent of the Depositor.

            "Optional Call" With respect to any Series, the call of the related Underlying Securities by a Warrant Holder, in whole or in part, resulting from the exercise of Call Warrants by such Warrant Holder, pursuant to Section 4.07 hereof.

            "Optional Exchange" With respect to any Series (or Class within such Series), the exchange of the Certificates by the Trust for Underlying Securities pursuant to Section 4.06 hereof.

            "Optional Exchange Date" With respect to any Series (or Class within such Series), any date on which Underlying Securities subject to Optional Exchange are distributed to a Certificateholder.

        "Ordinary Expenses" The Trustee's costs incurred or to be incurred in connection with its services as Trustee, including but not limited to (i) the costs and expenses of preparing, sending and receiving all reports, statements, notices, returns, filings, solicitations of consent or instructions, or other communications required by this Trust Agreement, (ii) the costs and expenses of holding and receiving collections or payments on the assets of the Trust and of determining and making distributions, (iii) the costs and expenses of the Trust's or Trustee's counsel, accountants and other experts for ordinary or routine consultation or advice in connection with the establishment, administration and termination of the Trust or the preparation of any current reports on Form 8-K or Form 10-D and annual reports on Form 10-K and (iv) any other costs and expenses that are, or reasonably should have been, expected to be incurred in the ordinary course of administration of the Trust.

            "Other Party Participating in the Servicing Function" As defined in Section 3.09.

            "Outstanding" With respect to Certificates of a specified Series (or Class within such Series), as of any date of determination, all such Certificates theretofore authenticated and delivered under these Standard Terms and the related Series Supplement, except the following:

                  (i) Certificates theretofore cancelled by the Certificate
            Registrar or delivered to the Certificate Registrar for cancellation; and

                  (ii) Certificates in exchange for or in lieu of which other
            Certificates have been authenticated and delivered pursuant to this Trust Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser in whose hands such Certificates are valid obligations of the Trust;

provided, however, that in determining whether the Holders of the Required Percentage of the aggregate Voting Rights of the Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder (at a time when the Depositor, the Trustee or any of their respective Affiliates do not own all of the Certificates), except as provided in Section 10.01(b) hereof, Certificates beneficially owned by the Depositor, the Trustee, or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding, and the Voting Rights to which its Holder would otherwise be entitled shall not be taken into account in determining whether the requisite percentage of aggregate Voting Rights necessary to effect any such consent or take any such action has been obtained except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates with respect to which the Depositor has provided the Trustee an Officer's Certificate stating that such Certificates are so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not, to the knowledge of the Trustee, the Depositor, or any Affiliate of any thereof. The principal amount or notional amount, as applicable, of a Discount Certificate that shall be deemed to be Outstanding for the determination referred to in the foregoing proviso shall be the Certificate Principal Balance, Amortizing Notional Balance or Notional Amount, as applicable, with respect thereto as of the date of such determination, and the principal amount or notional amount, as applicable, of a Certificate denominated in a Foreign Currency that shall be deemed to be Outstanding for purposes of the determination referred to in the foregoing provision shall be the amount calculated pursuant to Section 5.11(c).

            "P&I Class" If applicable with respect to any Series, a Class of Certificates of such Series entitling the Holders thereof to distributions out of both the principal and interest portions of Available Funds, as specified in the related Series Supplement.

            "P&I Class Allocation" If applicable with respect to any Series, the sum of the present values (discounted at the applicable Allocation Discount
Rate) of the scheduled payments of (i) interest due or to become due on the P&I Class Certificates and (ii) the outstanding Certificate Principal Balance of the P&I Class Certificates (in each case assuming that the P&I Class Certificates were paid when due and were not redeemed or prepaid prior to their stated maturity).

            "P&I Class Certificate" Any Certificate evidencing an interest in a P&I Class.

            "P&I Class Series" Any Series a Class of which is a P&I Class and no Class of which is an IO Strip Class or a PO Strip Class.

            "Participant" A broker, dealer, bank, other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Paying Agent"  As defined in Section 5.13.

            "Person" Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            "Place of Distribution" With respect to any Series (or Class within such Series) of Certificates, the place or places where the principal of (and premium, if any) and interest on the Certificates or such Series (or Class) are distributable as specified in the related Series Supplement (or, if none, the Corporate Trust Office).

            "Plan" Any of (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets are treated as assets of any such plan by reason of such plan's investment in the entity.

            "PO Strip Class" If applicable with respect to any Series, a Class of Certificates of such Series entitling the Holders thereof to distributions solely out of the principal portion of Available Funds (and not to any distributions out of the interest portion of Available Funds), as specified in the related Series Supplement.

            "PO Strip Class Allocation" If applicable with respect to any Series, the present value (discounted at the applicable Allocation Discount
Rate) of any unpaid principal amounts due or to become due on the PO Strip Class Certificates.

            "PO Strip Class Certificate" Any Certificate evidencing an interest in a PO Strip Class.

            "PO Strip Class Series" Any Series a Class of which is a PO Strip Class and no Class of which is an IO Strip Class.

            "Predecessor Certificate" With respect to any particular Certificate, every previous Certificate evidencing all or a portion of the same interest as that evidenced by such particular Certificate. For the purpose of this definition, any Certificate authenticated and delivered under Section 5.05 in lieu of a lost, mutilated, destroyed or stolen Certificate shall be deemed to evidence the same interest as the lost, mutilated, destroyed or stolen Certificate.

            "Prepaid Ordinary Expenses" Unless otherwise specified in the Series Supplement, the amount (if any) paid by the Depositor to the Trustee on or before the related Issue Date to cover Ordinary Expenses, as specified in the related Series Supplement.

            "Private Certificate" Any Certificate of a Class that is not publicly offered by the Depositor in the United States within the meaning of the Securities Act and that has not been registered under the Securities Act.

            "Proceeding" Any suit in equity, action at law or other judicial or administrative proceeding.

            "Purchase Price" If applicable, as specified in the related Series Supplement.

            "QIB" A "qualified institutional buyer" within the meaning of Rule 144A.

            "Rating Agency" With respect to any Series (or Class within such Series), each nationally recognized rating organization specified in the related Series Supplement that initially rates the Certificates of such Series (or Class).

            "Rating Agency Condition" With respect to any action or occurrence, unless otherwise specified in the applicable Series Supplement, that each Rating Agency shall have been given 10 days (or such shorter period acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall have notified the Depositor and the Trustee in writing that such action or occurrence will not result in a reduction or withdrawal of the then current rating of any Certificate of the applicable Series.

            "Realized Losses" With respect to any defaulted and liquidated Underlying Security, the excess, if any, of (x) the principal amount of such Underlying Security plus accrued and unpaid interest thereon, plus expenses incurred by the Trustee in connection with the practices and procedures referred to in Section 3.07(b) to the extent reimbursable under these Standard Terms and the related Series Supplement, over (y) Liquidation Proceeds with respect thereto.

            "Record Date" With respect to any Distribution Date for any Series (or Class within such Series) of Registered Certificates, the day immediately preceding the related Distribution Date.

            "Regulation AB" Regulation AB ss. 229.1118 (17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            "Registered Certificate" Any Certificate registered as to principal, premium, if any, and interest in the Certificate Register.

            "Registered Holder" The Person in whose name a Registered Certificate is registered in the Certificate Register on the applicable Record Date.

            "Relevant Servicing Criteria" As defined in Section 3.09.

            "Report" As defined in Section 3.09.

            "Reportable Event" As defined in Section 3.09.

            "Reporting Servicer" As defined in Section 3.09.

            "Required Percentage" Unless otherwise specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series.

            "Required Rating" With respect to any Series (or Class within such Series), the rating category (or categories) assigned to the related Underlying Securities as of the related Issue Date by the Rating Agency or Rating Agencies rating the Certificates of such Series or Class.

            "Required Reporting Parties" As defined in Section 3.09.

            "Reserve Account" An Eligible Account, if any, created and maintained pursuant to Section 3.06 and specified in the related Series Supplement.

            "Responsible Officer" With respect to the Trustee, any officer within the Corporate Trust Office of the Trustee with direct responsibility for administration of the related Trust Agreement.

            "Rule 144A" Rule 144A under the Securities Act.

            "S&P" Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and any successor thereof.

            "SEC Reporting Failure" A determination by the Depositor that any Concentrated Underlying Securities Obligor in respect of such Trust is not filing current or periodic reports required under the Exchange Act or making available comparable reports in the case of a GSE issuer, and that the obligations of such Concentrated Underlying Securities Obligor have not been fully and unconditionally guaranteed or assumed by an entity that (x) is eligible to use Form S-3 or F-3 (or any successor form) for a primary offering of non-investment grade securities or (y) if the Underlying Securities are non-convertible investment grade securities, meets the requirements of General Instruction 1.A of Form S-3 or General Instructions 1.A.1, 2, 3, 4, 6 and 7 of Form F-3.

            "Securities Account"  As defined in Section 2.03.

            "Securities Act" The United States Securities Act of 1933, as amended.

            "Securities   Intermediary"   The  Person  so   specified  in  the
applicable Series Supplement.

            "Series" A separate series of Certificates issued pursuant to these Standard Terms and a related Series Supplement, which series may be divided into two or more Classes, as provided in such Series Supplement.

            "Series Supplement" An agreement incorporating these Standard Terms that authorizes the issuance of a particular Series (and each Class within such Series) of Certificates.

            "Special Distribution Date" If applicable, with respect to any Series, as defined in Section 4.01(g) hereof.

            "Specified Currency" As defined in the related Series Supplement.

            "Standard Terms" As defined in the preliminary statement.

            "Strip Class Allocation" The present value of all payments due on any Strip Class Certificates, assuming all such payments are made as scheduled.

            "Strip Class Certificates" IO Strip Class Certificates and PO Strip Class Certificates.

            "Sub-Administration Account" An Eligible Account established by a Sub-Administrative Agent in accordance with Section 7.02.

            "Sub-Administration Agreement" The written contract, if any, between the Trustee and a Sub-Administrative Agent and any successor Trustee or Sub-Administrative Agent relating to the administration of certain Underlying Securities as provided in Section 7.02.

            "Sub-Administration Agent" Any Person with which the Trustee has entered into a Sub-Administration Agreement and which meets the qualifications of a Sub-Administrative Agent pursuant to Section 7.02.

            "Sub-Contractor" As defined in Section 3.09.

            "Surety Bond" If applicable with respect to any Series (or Class within such Series) of Certificates, a surety bond providing for the distribution, under certain circumstances specified in such Series Supplement, of amounts to the Certificateholders of such Series (or

Class), which surety bond will be issued to the Trustee for the benefit of such Certificateholders by the related Credit Support Provider, all as specified in such Series Supplement.

            "Swap Agreement" If applicable with respect to any Series (or Class within such Series), (i) a confirmation entered into pursuant to a master agreement in the form of the "1992 ISDA Master Agreement (Multicurrency--Cross Border)" or any updated similar form, published by the International Swaps and Derivatives Association, Inc. ("ISDA") incorporating the 2000 ISDA Definitions or one or more other sets of standard definitions or updates or revisions of such definitions published by ISDA, and as modified and supplemented by a schedule, or (ii) similar agreement, in each case dated as of the related Issue Date by and between the Trust and the Swap Counterparty, as the same may be amended or supplemented from time to time as provided herein and therein.

            "Swap Counterparty" If applicable with respect to any Series (or Class within such Series), the Person specified in the related Series Supplement as the Swap Counterparty.

            "Swap Distribution Amount" If applicable with respect to any Series (or Class within such Series), all amounts then due and owing to the Swap Counterparty pursuant to the Swap Agreement, other than Swap Termination Payments.

            "Swap Guarantee" If applicable with respect to any Series (or Class within such Series), a Guarantee issued by a Swap Guarantor in favor of the Trust substantially in the form attached as an exhibit to the Swap Agreement.

            "Swap Guarantor" If applicable with respect to any Series (or Class within such Series), the Person providing a Swap Guarantee specified in the related Series Supplement.

            "Swap Receipt Amount" If applicable with respect to any Series (or Class within such Series), all amounts due and owing to the Trust pursuant to the Swap Agreement, other than Swap Termination Payments.

            "Swap Termination Payment" If applicable with respect to any Series (or Class within such Series), the amount payable by the Swap Counterparty or the Swap Guarantor to the Trust, or by the Trust to the Swap Counterparty, pursuant to the Swap Agreement in connection with a termination thereof.

            "Transferor Certificate" A certificate substantially in the form of Exhibit B hereto.

            "Trust" With respect to any Series, the segregated asset or pool of assets subject hereto, constituting the trust created hereby and by the related Series Supplement and to be administered hereunder and thereunder, consisting of those Underlying Securities and the Credit Support, if applicable, and all sums distributed in respect thereof that are specified as being part of the Trust for such Series in the related Series Supplement, all for the benefit of the Certificateholders of such Series as of any particular time.

            "Trust Agreement" As defined in the preliminary statement.

            "Trust Indenture Act" The Trust Indenture Act of 1939, as amended, as the same is in force and effect as of the date hereof.

            "Trust Property" With respect to a given Series, as defined in the related Series Supplement.

            "Trustee" With respect to any Series, the Person so specified in the applicable Series Supplement, until a successor Person shall have become the Trustee pursuant to the applicable provisions of these Standard Terms and the applicable Series Supplement, and thereafter "Trustee" shall mean such successor Person.

            "Trustee Fee" With respect to any Series, the amount paid to the Trustee by the Depositor on the related Issue Date.

            "UCC" The Uniform Commercial Code as in effect in the relevant jurisdiction.

            "Underlying Securities Guarantor" With respect to any Series, if applicable, the guarantor of the obligations of the related Underlying Securities Issuer and any successor thereto.

            "Underlying Securities Issuance Agreement" With respect to any Series, the meaning specified in the related Series Supplement.

            "Underlying Securities Issuer" With respect to an Underlying Security, the issuer thereof and any successor thereto.

            "Underlying Security" or "Underlying Securities" With respect to any Series, the asset or assets Granted as part of the Trust for such Series or acquired (or, in the case of an agreement, entered into) by the Trust, all as identified in the related Series Supplement. The Underlying Securities for any such Series or the related Trust shall not constitute Underlying Securities for any other Series or any other Trust.

            "Underlying Security Interest Payment Date" With respect to an Underlying Security, each date specified in the related Underlying Securities Instrument as a date on which interest is scheduled to be payable by or on behalf of the Underlying Securities Issuer in accordance with its terms.

            "Underlying Security Payment Date" A scheduled Underlying Security Payment Date and any other date on which interest, principal and/or redemption premium is payable on an Underlying Security in accordance with its terms.

            "United States" The United States of America (including the States), its territories, its possessions and other areas subject to its jurisdiction.

            "Voting Rights" With respect to any Series (or Class within such Series) of Certificates, the voting rights of the related Certificateholders, which, unless otherwise specified in the related Series Supplement, shall be allocated as follows:

                  (i) in the case of a P&I Class Series, among all P&I Class
            Certificateholders in proportion to the then Outstanding Certificate Principal Balances of their respective Certificates,

                  (ii) in the case of an IO Strip Class Series, between the
            Holders of the P&I Class Certificates and the Holders of the IO Strip Class Certificates, pro rata, in proportion to the ratio of the P&I Class Allocation to the related IO Strip Class Allocation as of any applicable record date (the P&I Class Voting Rights will be allocated among all of the P&I Class Certificateholders in proportion to the respective Certificate Principal Balances of their respective Outstanding Certificates and the IO Strip Class Voting Rights will be allocated among all of the IO Strip Class Certificateholders in proportion to the then outstanding Amortizing Notional Balance or Notional Amount, as applicable, of their respective Outstanding Certificates),

                  (iii) in the case of a PO Strip Class Series, among all P&I
            Class Certificateholders and PO Strip Class Certificateholders in proportion to the then Outstanding Certificate Principal Balances of their respective Certificates, and

                  (iv) in the case of an IO/PO Strip Class Series, by dividing
            (x) the present value (discounted at the applicable Allocation Discount Rate) of any unpaid amounts due or to become due on each Class of Certificates by (y) the aggregate present value (discounted at the applicable Allocation Discount Rate) of any unpaid amounts due or to become due on all of the Certificates. The P&I Class Voting Rights will be allocated among Certificateholders of such Class in proportion to the then unpaid Outstanding Certificate Principal Balances of their respective Certificates. The IO Strip Class Voting Rights will be allocated among the Certificateholders of such Class in proportion to the then Outstanding notional amounts or Initial Amortizing Notional Balances, as applicable, of their respective Certificates. The PO Strip Class Voting Rights will be allocated among Certificateholders of such Class in proportion to the then unpaid Certificate Principal Balances of their respective Certificates.

            "Warrant Agent" With respect to any Warrant Agent Agreement, the Person specified as the "Warrant Agent" in such Warrant Agent Agreement.

            "Warrant Agent Agreement" With respect to any Underlying Securities subject to Call Warrants, the Warrant Agent Agreement pursuant to which such Call Warrants are issued, dated as of the related Issue Date, between Select Asset Inc., as warrant originator, and the Warrant Agent, as the same may be amended from time to time.

            "Warrant Holder"  Any Holder of a Call Warrant.

            SECTION 1.02. Rules of Construction. Unless the context otherwise requires:

                 (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect in the United States from time to time;

                  (iii) "or" is not exclusive;

                  (iv) the words "herein", "hereof", "hereunder" and other
            words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision;

                  (v) "including" means including without limitation; and

                  (vi) words in the singular include the plural and words in the plural include the singular.

            SECTION 1.03. Compliance Certificates and Opinions; Record Date.
(a) Except with respect to any amendment hereto pursuant to Section 10.01(a), upon any application or request by the Depositor to the Trustee to take any action under any provision of this Trust Agreement other than the initial issuance of the Certificates, the Depositor shall furnish to the Trustee an Officer's Certificate stating that, in the opinion of the signer thereof, all conditions precedent, if any, provided for in this Trust Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Trust Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for this Trust Agreement (other than a certificate provided pursuant to Section 3.10(d)) shall include:

                        (1) a statement that the individual signing such
                  certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                        (2) a brief statement as to the nature and scope of the
                  examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                        (3) a statement that, in the opinion of such
                  individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (4) a statement as to whether, in the opinion of such
                  individual, such condition or covenant has been complied with.

            (b) The Depositor may, at its option, by delivery of an Officer's Certificate to the Trustee set a record date to determine the Holders of any subclass of Certificates entitled to give any consent, request, demand, authorization, direction, notice, waiver or other act. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in such Officer's Certificate, which shall be a date not more than 30 days prior to the first solicitation of Certificateholders in connection therewith. If such a record date is fixed, such consent, request, demand, authorization, direction, notice, waiver or other act may be given before or after such record date, but only the Holders of record of Certificates of the applicable subclass at the close of business on such record date shall be deemed to be Certificateholders of such subclass for the purposes of determining whether Holders of the requisite aggregate principal amount of Outstanding Certificates of such subclass have authorized or agreed or consented to such consent, request, demand, authorization, direction, notice, waiver or other act, and for that purpose the aggregate principal amount of the Outstanding Certificates of such subclass shall be computed as of such record date; provided, however, that no such consent, request, demand, authorization, direction, notice, waiver or other act by the Holders of Certificates of such subclass on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Trust Agreement not later than one year after the record date.

                                  ARTICLE II

  Declaration of Trusts; Issuance of Certificates; Purpose and Classification
                                   of Trusts

            SECTION 2.01. Creation and Declaration of Trusts: Assignment of Underlying Securities. (a) The Depositor, concurrently with the execution and delivery hereof, does hereby agree to Grant to the Trustee, on behalf and for the benefit of the Certificateholders of each given Series of Certificates and without recourse, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in, to and under the Underlying Securities attributable to each such Series (except for the Underlying Securities attributable to such Series which are not Granted by the Depositor, as specified in the applicable Series Supplement), now existing or hereafter acquired, in each case as identified in the applicable Series Supplement, and any other Trust Property included or to be included in the respective Trust for the benefit of the Certificateholders of each such Series. Each such Grant will include all interest, premium (if any) and principal, as well as any other amounts, received by or on behalf of the Depositor of, on or with respect to any such Trust Property due after the applicable Issue Date, and, unless otherwise specified in the Series Supplement, will exclude all interest, premium (if any) and principal of, on or with respect to any such Underlying Securities due on or before the applicable Issue Date.

            (b) In connection with each Grant referred to in the preceding paragraph, the Depositor shall, not later than the applicable Issue Date, either (i) deposit the Underlying Securities for a given Series (except for the Underlying Securities attributable to such Series which are to be acquired from a Person other than the Depositor, as specified in the applicable Series Supplement) with the Trustee by physical delivery of such Underlying Securities, duly endorsed, to the Trustee or (ii) have delivered such Underlying Securities to a Clearing Agency, in which event (A) the Trustee has accepted delivery of such Underlying Securities through such Clearing Agency, and (B) the Underlying Securities have been credited to a trust account of the

Trustee, or its authorized agent, and the Trustee shall have the right to hold and maintain such Underlying Securities on deposit with such Clearing Agency for all purposes of this Trust Agreement.

            (c) Unless otherwise specified in the applicable Series Supplement, the Grant of such Underlying Securities by the Depositor for a given Series accomplished hereby and by such Series Supplement is absolute and is intended by the parties hereto as a sale.

            (d) In the case of each delivery of Underlying Securities to the Trustee, the Depositor shall be deemed thereby to represent and warrant to the Trustee that:

                  (i) the Depositor is duly authorized to so deliver such
            Underlying Securities;

                  (ii) the Underlying Securities so delivered are genuine;

                  (iii) at the time of delivery of the Underlying Securities, the Depositor owns such Underlying Securities, has the right to transfer its interest in such Underlying Securities and such Underlying Securities are free and clear of any lien, pledge, encumbrance, right, charge, claim or other security interest; and

                  (iv) such delivery is irrevocable and free of any continuing claim by the Depositor except such as the Depositor may have as a Certificateholder of a Certificate.

            The above representations and warranties shall survive the delivery of such Underlying Securities and the Certificates in respect thereof. The Depositor shall further be deemed by such delivery to have made the representations that, to the best of its knowledge, as of the related Closing Date, event of default with respect to such Underlying Securities has occurred or is continuing.

            (e) Unless otherwise specified in the related Series Supplement, it is the intention of all of the parties hereto that the transfer of the Trust Property hereunder and under any Series Supplement shall constitute a sale and the Trust created hereunder and thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4, and all parties hereto and thereto agree to treat the Trust, any distributions therefrom and the beneficial interest in the Certificates consistently with such characterization. The provisions of this Trust Agreement shall be interpreted consistently with such characterization.

            (f) Unless otherwise specified in the related Series Supplement, any Trust created hereunder shall not engage in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the related Trust Property and the issuance of the related Certificates, and other than those required or authorized by this Trust Agreement or incidental and necessary to accomplish such activities. Any Trust created hereunder shall not issue or sell any certificates or other obligations other than the related Certificates, or otherwise incur, assume or guarantee any indebtedness for money borrowed.

            (g) No Trust shall merge or consolidate with any other entity without a Rating Agency Condition with respect thereto having been satisfied.

            SECTION 2.02. Acceptance by Trustee. With respect to each Series, the Trustee will acknowledge receipt by it, or by a custodian on its behalf, of the related Underlying Securities and the related documents referred to in
Section 2.01, now existing or hereafter acquired, and declares that it will hold such Underlying Securities and documents and all other documents delivered to it pursuant to this Trust Agreement, and that it will hold all such assets and such other assets (including Underlying Securities acquired from a Person other than the Depositor) comprising the Trust for a given Series of Certificates, in trust for the exclusive use and benefit of all present and future Certificateholders of such Series and for the purposes and subject to the terms and conditions set forth in this Trust Agreement.

            SECTION 2.03. Representations and Warranties of the Depositor.

            (a) The Depositor hereby represents and warrants to the Trustee as of the date hereof and as of each Issue Date or as of such other date specifically provided herein or in the applicable Series Supplement that:

                  (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (ii) with respect to each Series Supplement, to the
            Depositor's knowledge, the information set forth therein with respect to the related Underlying Securities is true and correct in all material respects at the date or dates respecting which such information is furnished;

                  (iii) the execution and delivery of the related Trust
            Agreement by the Depositor and its performance of, and compliance with, the terms of the related Trust Agreement will not violate the Depositor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets; and

                  (iv) the Depositor has the full power and authority to enter into and consummate all transactions contemplated by each Trust Agreement, has duly authorized the execution, delivery and performance of each Trust Agreement (as of the date of the related Series Supplement) and has duly executed and delivered each Trust Agreement. The related Trust Agreement, upon its execution and delivery by the Depositor and assuming due authorization, execution and delivery by the Trustee, will constitute a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered a proceeding in equity or at law).

            (b) It is the express intent of the parties hereto that the Grant of any Underlying Securities by the Depositor to the Trustee be, and be construed as, a sale of such Underlying Securities by the Depositor and not a pledge of such Underlying Securities by the Depositor to secure a debt or other obligation of the Depositor. In the event that, notwithstanding the aforementioned intent of the parties, the Underlying Securities attributable to any Series are held to be property of the Depositor, then, it is the express intent of the parties that such Grant be deemed a pledge of such Underlying Securities and all proceeds thereof by the Depositor to the Trustee to secure a debt or other obligation of the Depositor, pursuant to Section 10.07. In connection with any such Grant of a security interest in such Underlying Securities and all proceeds thereof, the Depositor hereby represents and warrants to Trustee as follows with respect to the Underlying Securities attributable to each Series:

                  (i) In the event the Underlying Securities attributable to any Series are held to be property of the Depositor, then the related Trust Agreement creates a valid and continuing security interest (as defined in the UCC) in such Underlying Securities in favor of the Securities Intermediary, which security interest is prior to all other liens, and is enforceable as such as against creditors of, and purchasers from, the Depositor.

                  (ii) The Underlying Securities attributable to each Series will be credited to a trust account (each, a "Securities Account") in respect of the related Trust established in the name of the Trustee in accordance with Section 2.01. The Securities Intermediary will establish each Securities Account and agree to treat the Underlying Securities as "financial assets" within the meaning of the UCC.

                  (iii) Immediately prior to the transfer of the Underlying
            Securities to the related Trust, the Depositor will own and hire good and marketable title to such Underlying Securities free and clear of any lien, claim or encumbrance of any Person.

                  (iv) The Depositor will obtain all consents and approvals
            required by the terms of any Underlying Securities for the transfer to the Trustee all of the Depositor's interest and rights therein as contemplated by this Trust Agreement.

                  (v) The Depositor will take all steps necessary to cause the
            Securities Intermediary to identify on its records that the Trustee is the Person owning the security entitlements credited to each Securities Account.

                  (vi) Immediately prior to the transfer of the Underlying
            Securities attributable to any Series to the Depositor (x) the Depositor will not have assigned, pledged, sold, granted a security interest in or otherwise conveyed any interest in the Underlying Securities (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released) other than the security interest granted to the Trust pursuant to the related Trust Agreement and (y) the Depositor will not have authorized the filing of and will be deemed not be aware of any financing statements against the Depositor that include a description of such Underlying Securities other than any financing statement relating to the security interest granted to the Trust under the related Trust Agreement. The Depositor is not aware of any judgment or tax lien filings against the Depositor.

                  (vii) Each Securities Account will not be in the name of any
            Person other than the Securities Intermediary. The Depositor has not consented to the compliance by the Securities Intermediary with entitlement orders of any Person other than the Trustee.

            It is understood and agreed that the representations and warranties of the Depositor set forth in this Section 2.03 shall survive delivery of the respective documents to the Trustee and shall inure to the benefit of the Trustee on behalf of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor or the Trustee of a breach of any of the foregoing representations and warranties in respect of the Underlying Securities attributable to any Series which materially and adversely affects the interests of the related Certificateholders, the party discovering such breach shall give prompt written notice thereof to the other party.

            SECTION 2.04. Breach of Representation, Warranty or Covenant. Within 90 days of the earlier of discovery by the Depositor or receipt of notice by the Depositor of a breach of any representation or warranty of the Depositor set forth in Section 2.03 that materially and adversely affects the interests of the Certificateholders of a given Series of Certificates, the Depositor shall cure such breach in all material respects.

            SECTION 2.05. Agreement to Authenticate and Deliver Certificates. With respect to each Series of Certificates and the related Trust, the Trustee hereby agrees and acknowledges that it will, concurrently with the Grant to and receipt by it of the related Underlying Securities and delivery to it by the Depositor of executed Certificates of such Series, cause to be authenticated and delivered to or upon the written order of the Depositor, in exchange for the Underlying Securities and such other assets constituting the Trust for a given Series, Certificates duly authenticated by or on behalf of the Trustee in authorized denominations evidencing ownership of the entire Trust for such Series, all in accordance with the terms and subject to the conditions of Sections 5.02 and 5.14.

                                  ARTICLE III

                          Administration of each Trust

            SECTION 3.01. Administration of each Trust. (a) The Trustee shall administer the Underlying Securities for each given Trust for the benefit of the Certificateholders of the related Series. In engaging in such activities, the Trustee shall follow or cause to be followed, collection procedures in accordance with the terms of these Standard Terms and the applicable Series Supplement, the respective Underlying Securities and any applicable Credit Support Instruments. With respect to each Trust, and subject only to the above-described standards and the terms of these Standard Terms, the related Series Supplement and the respective Underlying Securities and applicable Credit Support Instruments, if any, the Trustee shall have full power and authority, acting alone or through Sub-Administrative Agents as provided in
Section 7.02, to do or cause to be done any and all things in connection with such administration which it deems necessary to comply with the terms of these Standard Terms and the applicable Series Supplement.

            (b) The duties of the Trustee shall be performed in accordance with applicable local, state and federal law, and the Trustee shall make any and all filings, reports, notices or applications with, and seek any comments and authorizations from, the Commission and any state securities authority on behalf of the Trust for each Series.

            SECTION 3.02. Collection of Certain Underlying Security Payments. With respect to any Series or Class of Certificates, the Trustee shall make reasonable efforts to collect all payments required to be made pursuant to the terms of the Underlying Securities in a manner consistent with the terms of the related Trust Agreement, such Underlying Securities and any related Credit Support Instruments.

            SECTION 3.03. Certificate Account. (a) For each Series of Certificates, the Trustee shall establish and maintain one or more Eligible Accounts (collectively, the "Certificate Account"), held in trust for the benefit of the Certificateholders of such Series. The Trustee on behalf of such Certificateholders shall possess all right, title and interest in all funds on deposit from time to time in each Certificate Account and in all proceeds thereof. With respect to each Series of Certificates, the Certificate Account shall be under the sole dominion and control of the Trustee for the benefit of the related Certificateholders. With respect to each Series of Certificates, not later than the close of business on the Business Day on which the Trustee receives such amounts in the form of immediately available funds (so long as such funds are received by the Trustee by 3:00 p.m. New York City time, and on the next Business Day otherwise), the Trustee shall deposit or cause to be deposited in the Certificate Account all amounts received by it with respect to the Underlying Securities, any Credit Support and all Liquidation Proceeds related to such Series including:

                  (i) all payments on account of principal of such Underlying
            Securities;

                  (ii) all payments on account of interest on such Underlying
            Securities;

                  (iii) all payments on account of premium (if any) on such
            Underlying Securities;

                  (iv) any payments in respect of any such Credit Support; and

                  (v) any interest or investment income earned on funds
            deposited in the related Accounts.

            Unless otherwise specified in the applicable Series Supplement, it is understood and agreed that all payments in the nature of prepayment or redemption penalties, late payment charges, default interest or reinvestment income received by the Trustee shall be deposited by the Trustee in the Certificate Account and shall not be retained by the Trustee for its own account.

            If, at any time, the Certificate Account for any Series ceases to be an Eligible Account, the Trustee shall within five Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency Condition is met) establish a new Certificate Account meeting the conditions specified above and the Trustee shall within five Business Days transfer any cash and any investments on deposit in the Certificate Account to such new Certificate Account, and from the date such new Certificate Account is established, it shall be the Certificate Account for such Series.

            (b) The Trustee shall give notice to the Depositor and the Rating Agency of the location of each Eligible Account constituting the Certificate Account and prior to any change thereof.

            SECTION 3.04. Liquidation of the Underlying Securities; Sale Procedures. (a) Subject to Sections 3.11, 4.01(d) and 4.01(i), upon the occurrence of certain specified events in respect of the Underlying Securities attributable to any Series, including an Event of Default or an SEC Reporting Failure, the Trustee shall direct the Market Agent to sell such Underlying Securities in compliance with Section 3.04(b) below and shall cause the Market Agent to deposit the Liquidation Proceeds therefrom into the Certificate Account pursuant to Section 3.03(a) hereof. Except as expressly provided herein and in the applicable Series Supplement, the Certificateholders of a Series shall not be entitled to terminate the related Trust or cause the sale or other disposition of any Underlying Securities.

            (b) In the event of a sale of Underlying Securities pursuant to these Standard Terms, the Market Agent (at the direction of the Trustee) shall, or, if applicable, shall direct an auction agent to, solicit bids for the sale of the related Underlying Securities from various Persons, including at least three Approved Dealers. The method of conducting any sale of Underlying Securities and the specific terms of any such sale, including the method and timing of any bidding and settlement, shall be determined at the time of the proposed sale. The Market Agent shall not be responsible for the failure to obtain a bid so long as such Person or any auction agent acting on their behalf has made reasonable efforts to obtain bids. If a bid for the sale of the Underlying Securities has been accepted by the Market Agent but the sale has failed to settle on the proposed settlement date, the Market Agent shall request new bids from various potential purchasers (including at least two such Approved Dealers).

            SECTION 3.05. Investment of Funds in the Accounts. Unless otherwise specified in the applicable Series Supplement, the Trustee on behalf of the Trust may direct any depository institution maintaining the Certificate Account or the Reserve Account, if any, for the applicable Series and any other segregated Eligible Account the contents of which are held for the benefit of Certificateholders of such Series (each, an "Account") to invest the funds therein at the specific written direction of the Depositor in one or more Eligible Investments bearing interest or sold at a discount, which shall be held to maturity unless payable on demand and which funds shall not be reinvested upon the maturity or demand for payment of such Eligible Investment. If the Depositor does not provide any investment directions, funds held in any Account will be invested in the Eligible Investments specified in clause (ii) of the definition thereof. Investments of such funds shall be invested in Eligible Investments that will mature so that such funds will be available for distribution on the next Distribution Date. Except as otherwise provided in the applicable Series Supplement, any earnings with respect to such Eligible Investments shall be paid to the Certificateholders pro rata in proportion to their interest in the invested funds. In the event amounts on deposit in an Account are at any time invested in an Eligible Investment payable on demand, the Trustee shall:

                  (x) consistent with any notice required to be given
            thereunder, demand that payment thereon be made on the last day such Eligible Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand same day payment of all amounts due thereunder
            upon a determination by the Trustee that such Eligible Investment would not constitute an Eligible Investment in respect of funds thereafter on deposit in any Account.

            SECTION 3.06. Maintenance of Credit Support. (a) On the applicable Issue Date, the Trustee at the written direction of the Depositor or, if so specified in the applicable Series Supplement, the Depositor shall, to the extent specified in the applicable Series Supplement, establish and maintain, or enter into, as applicable, in the name of the Trustee, either as a part of the related Trust or outside it, for the benefit of the Certificateholders of the related Series, the Credit Support specified in the applicable Series Supplement. Unless the Series Supplement for a given Series provides otherwise, if a Reserve Account exists for such Series, collections with respect to the Underlying Securities attributable to such Series not distributed to the Certificateholders of such Series shall be deposited in the Reserve Account. The Reserve Account, if any, shall be an asset of the Depositor (and the income earned on any amounts held in the Reserve Account shall be allocable to the Depositor, who agrees to include any such income in its gross income for all federal, state and local income and franchise tax purposes) and will not be a part of or otherwise be includible in the Trust but will be held for the benefit of the Certificateholders.

            (b) Amounts on deposit in the Reserve Account and amounts available pursuant to any other Credit Support for such Series shall be applied by the Trustee to make distributions of principal of and premium (if any) and interest on the Certificates of such Series as required pursuant to Section 4.01 and the applicable Series Supplement to the extent that funds are not otherwise available for such purpose.

            SECTION 3.07. Realization Upon Defaulted Underlying Securities. (a) The Trustee, on behalf of the Certificateholders, shall assert claims under each applicable Credit Support Instrument, and shall take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to any defaulted Underlying Securities, subject in all cases to the provisions of Article VII hereof.

            (b) Unless otherwise provided in the related Series Supplement, if the Trustee is unable to obtain full recovery in respect of a defaulted Underlying Security and any related Credit Support Instrument pursuant to
Section 3.07(a), the Trustee shall follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon such defaulted Underlying Security and such Credit Support Instrument, subject in all cases to the provisions of Article VII hereof.

            (c) If the Liquidation Proceeds of a defaulted Underlying Security are less than the sum of (i) the outstanding principal balance of the defaulted Underlying Security, (ii) interest accrued but unpaid thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Trustee in connection with the practices and procedures referred to in paragraph (b) of this Section 3.07 to the extent reimbursable under these Standard Terms and the related Series Supplement, the Trust for the applicable Series shall recognize a Realized Loss equal to the amount of such difference. Unless otherwise specified in the applicable Series Supplement, any such Realized Loss shall be allocated pursuant to Section 4.04 among the Certificateholders of such Series, pro rata, based on their entitlement to the principal payments on such Underlying Securities.

            (d) Unless otherwise specified in the applicable Series Supplement, with respect to any related Underlying Securities, if any related document or instrument is found to be missing or defective in any material respect, neither the Trustee nor the Depositor shall be obligated to repurchase or provide a substitute for such Underlying Securities.

            SECTION 3.08. Access to Certain Documentation. The Trustee shall provide to any federal, state or local regulatory authority that may exercise authority over any Certificateholder access to the documentation regarding the Underlying Securities required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Trustee designated by it. In addition, access to the documentation regarding the Underlying Securities related to a given Series (or Class within such Series) will be provided to any Certificateholder of such Series (or Class) upon reasonable request during normal business hours at the offices of the Trustee designated by it at the expense of the Certificateholder requesting such access.

            SECTION 3.09. Preparation and Filing of Exchange Act Reports; Obligations of the Depositor and the Trustee.

            (a) The Trustee shall on behalf of each Trust, prepare for signature by the Depositor and file with the Commission, following the execution thereof by the Depositor, within the time period set forth below and subject to the terms set forth below, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe), if any, which the Depositor on behalf of the Trust may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (collectively, "Reports") with respect to each Trust, as and to the extent provided below. The names of such Reports, as of the date hereof, the dates on which they are required to be filed with the Commission and other applicable terms relevant to the performance and filing thereof are as follows:

                  (1) Form 8-K. As set forth on Annex D attached hereto and
            made a part hereof, for so long as the related Trust is subject to the Exchange Act reporting requirements, no later than the close of business on the second Business Day after the occurrence of an event requiring disclosure on Form 8-K (a "Reportable Event") the Depositor shall notify the Trustee of the Reportable Event (unless such item is specific to the Trustee, in which case the Trustee will be deemed to have notice). The Depositor will deliver to the Trustee no later than two (2) Business Days prior to the filing deadline for such Form 8-K, all information, data, and exhibits required to be provided or filed with such Form 8-K in an EDGAR-compatible format agreed upon by the Trustee and Depositor. The Trustee shall not be responsible for determining what information is required to be filed on a Form 8-K in connection with the transactions contemplated by this Agreement (unless such information is specific to the Trustee, in which case the Trustee will be responsible for consulting with the Depositor in making such a determination) or what events shall constitute Reportable Events (unless any such Reportable Events are specific to the Trustee, in which case the Trustee will be responsible for consulting with the Depositor before causing such Form 8-K to be filed) and shall not be liable for any late filing of a Form 8-K in the event that it does not receive all information, data and exhibits required to be provided to the Trustee on or prior to the second Business Day prior to the applicable filing deadline. After preparing the Form 8-K on behalf of the Depositor, the Trustee shall forward electronically a draft copy of the Form 8-K to the Depositor for review and a final copy no later than the close of business on the second Business Day prior to the relevant 8-K filing deadline. No later than the end of business on the second Business Day after receiving a final copy of the Form 8-K from the Trustee, the Depositor will indicate its acceptance of the form and content of the final Form 8-K by delivering, via electronic mail or facsimile transmission (with an original executed hard copy to follow by overnight mail), the final copy of the form executed by its duly authorized representative. The Trustee shall file the executed Form 8-K within one (1) Business Day of the Depositor's transmittal by electronic mail or facsimile transmission. If a Form 8-K cannot be timely filed or if a previously filed Form 8-K needs to be amended, the Trustee will follow the procedures set forth in Sections 3.09(b) or (c) of this Agreement. The Trustee will have no obligation to prepare, execute or file such Form 8-K or incur any liability with respect to any failure to properly prepare, execute or file such Form 8-K resulting from the Trustee's inability or failure to receive any information or signatures from Persons other than the Trustee or any subcontractor engaged by the Trustee that are needed to prepare, arrange for execution or file such Form 8-K within the time frames required by this paragraph, not resulting from its own negligence, bad faith or willful misconduct;

                  (2) Form 10-D.

                  (A) Within fifteen (15) days after each Distribution Date, the Trustee shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR, a Form 10-D with a copy of the report to the Certificateholders for such Distribution Date as an exhibit thereto. Any other information provided to the Trustee by the Depositor to be included in Form 10-D shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any additional information on Form 10-D ("Additional Form 10-D Disclosure") other than failures caused by the Trustee's own negligence, bad faith or willful misconduct;

                  (B) Additional Form 10-D Disclosure. The Depositor will notify the Trustee of its intent to provide Additional Form 10-D Disclosure prior to the related Distribution Date. As set forth in Annex E hereto, on or prior to the fifth (5th) calendar day after the related Distribution Date (i) a party listed under Annex E hereto will provide to the Depositor and the Trustee, to the extent known to such party, any Additional Form 10-D Disclosure applicable to or required of such party, and (ii) the Depositor, to the extent it deems necessary, will forward to the Trustee in EDGAR-compatible form, or in such other form as may otherwise be agreed upon by the Trustee and the Depositor, the form and substance of such Additional Form 10-D Disclosure. The Depositor will be responsible for any reasonable fees and expenses incurred by the Trustee in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph. Notification of any Additional Form 10-D Disclosure required to be made shall be given in writing substantially in the form of Annex C hereto.

                  (C) Review and Filing of Form 10-D. The Trustee will forward by electronic mail a draft copy of the Form 10-D to the Depositor for review by the ninth (9th) calendar day after the Distribution Date and a final copy no later than the third Business Day prior to date of the filing deadline applicable to such Form 10-D. No later than two (2) Business Days after receipt of a final copy of the Form 10-D, the Depositor shall (1) provide a written notice of any material deficiency or irregularity with respect to such Form 10-D, that will prevent its filing by the applicable deadline or
                  (2) deliver, via electronic mail or facsimile transmission (with an original executed hard copy to follow by overnight mail), the final copy of such Form 10-D, executed by a duly authorized representative of the Depositor. The Trustee shall file a duly executed Form 10-D within one (1) Business Day of transmittal by electronic mail or facsimile transmission by the Depositor. By virtue of its transmittal of an executed Form 10-D by its duly authorized representative, and except as otherwise specified in writing by the Depositor, the Depositor shall be deemed to have made the following representations with respect to such Form 10-D: (x) assuming that the information provided to the Depositor by the Trustee is correct, the monthly statement has been properly prepared by the Trustee, and (y) the Trustee may rely upon the accuracy thereof in its filing of the Form 10-D. If a Form 10-D cannot be timely filed for any reason (including a material deficiency or irregularity under clause (1) above) or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Sections 3.09(b) and (c) to file such amended or late Form 10-D. The Trustee will have no liability (1) with respect to any failure to properly prepare, execute or file such Form 10-D resulting from the Trustee's inability or failure to receive any information from Persons other than the Trustee or any subcontractor engaged by the Trustee that are needed to prepare, arrange for execution or file such Form 10-D on a timely basis, and not resulting from its own negligence, bad faith or willful misconduct and (2) with respect to the date of a filing, so long as the Trustee files such form by its applicable deadline;


                  (3) Form 10-K.

                  (A) Prior to March 30 of each year commencing with the first March 30th after the Closing Date, and continuing for so long as the Trust is subject to reporting obligations under the Exchange Act, the Trustee shall, on behalf of the Trust and in accordance with industry standards, prepare and file with the Commission via EDGAR a Form 10-K with respect to the Trust. Such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement, (i) an annual compliance statement for the Trustee and each Subcontractor (as defined herein below), in accordance with Item 1123 of Regulation AB, (ii)(A) the annual reports on Assessment of Compliance with Servicing Criteria for the Trustee and each Subcontractor (each a "Reporting Servicer") in accordance with Item 1122 of Regulation AB (unless the Depositor has notified the Trustee that it has determined that such compliance statement is not required by Regulation AB), as described herein below, and
                  (B) if any Reporting Servicer's report on Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance as set forth on the Reporting Servicer's report on Assessment of Compliance or if any report on Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm Attestation Report for each Reporting Servicer, as described hereinbelow, and (B) if any registered public accounting firm Attestation Report described hereinabove identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) any certification (the "Sarbanes-Oxley Certification") required by Regulation AB, executed by the senior officer in charge of securitizations of the Depositor. In addition to clauses (i) through (iv) of this paragraph, any Additional Form 10-K Disclosure shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph. A form of the Form 10-K to be used by the Trustee hereunder shall be provided to the Trustee by the Depositor in EDGAR compatible format. Notification of any Additional Form 10-K Disclosure required to be made shall be given in writing substantially in the form of Annex C attached hereto and made a part hereof;

                  (B) Review and Filing of Form 10-K. After preparing the Form 10-K, the Trustee shall forward electronically a draft copy of the Form 10-K to the Depositor for review and a final copy no later than March 15 of each year that any Trust is subject to the Exchange Act reporting requirements, commencing with the first March 15 after the Closing Date. No later than 5:00 p.m. EST on the third Business Day following receipt of a final copy of the Form 10-K, the Depositor will deliver, via electronic mail or facsimile transmission (with an original executed hard copy to follow by overnight mail), the final copy of such Form 10-K, executed by a senior officer of the Depositor to the Trustee, and the Trustee shall file such Form 10-K by March 20 (or such later date designated by the Depositor). If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Sections 3.09(b) and
                  (c) hereof. After filing a Form 10-K with the Commission, the Trustee shall be authorized and permitted to make available on its internet website a final executed copy of such Form 10-K. The Trustee shall have no liability: (1) with respect to any failure to properly prepare, execute or file such Form 10-K resulting from the Trustee's inability or failure to receive any information from Persons other than the Trustee or any subcontractor engaged by the Trustee that are needed to prepare, arrange for execution or file such Form 10-K on a timely basis, not resulting from its own negligence, bad faith or willful misconduct (2) with respect to the date of filing so long as the Trustee files such form by its applicable deadline;

                  (C) Additional Form 10-K Disclosure. As set forth in Annex F hereto, (i) no later than March 12 of each year that any Trust is subject to the Exchange Act reporting requirements, commencing with the first March 12 after the Closing Date, a party to the transaction shall be required to provide to the Depositor and the Trustee, to the extent known, any Additional Form 10-K Disclosure such Person is required to provide, and (ii) no later than March 15 of each year that any Trust is subject to the Exchange Act reporting requirements, commencing with the first March 15 after the Closing Date, the Depositor shall, to the extent it deems necessary, forward to the Trustee in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trustee and the Depositor, the form and substance of such Additional Form 10-K Disclosure. The Depositor will be responsible for any reasonable fees and expenses incurred by the Trustee in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph;

                  (D) Sarbanes-Oxley Certification. Each Form 10-K shall include any Sarbanes-Oxley Certification required pursuant to Regulation AB. The Depositor will cause its senior officer in charge of securitization to execute the Sarbanes-Oxley Certification required pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended, and to deliver the original executed Sarbanes-Oxley Certification to the Trustee by

                  March 12 of each year in which the Trust is subject to the reporting requirements of the Exchange Act. In connection therewith, the Trustee shall sign an Officer's Certificate (in the form attached hereto and made a part hereof as Annex G ) for the benefit of the Depositor and its officers, directors and Affiliates regarding certain aspects of the Sarbanes-Oxley Certification. To the extent any information or exhibits required to be included in the Form 10 -K are not timely received by the Trustee prior to March 30, the Trustee shall, on behalf of the Trust, file a Form 12B-25 and one or more amended Form 10-Ks, to the extent such amendments are accepted pursuant to the Exchange Act, to include such missing information or exhibits promptly after receipt thereof by the Trustee;

                  (ii) Other Exchange Act Reports. The Trustee shall prepare for execution by the Depositor, and upon execution by the Depositor shall file such other Reports as the Depositor may request in writing from time to time in connection with the requirements of the Exchange Act, provided, however, that the Trustee shall be entitled to such additional fee compensation in connection herewith as shall be agreed upon between the Trustee and Depositor, and reimbursement for all related costs and expenses, and provided, further, that the terms and procedures concerning such preparation and filing (including, without limitation, instruction from or approval to be given by the Depositor to the Trustee as to the form and content of such Reports) shall be acceptable to the Trustee;

                  (iii) Promptly following the first date legally permissible under applicable regulations and interpretations of the Commission, the Trustee shall, at the request of the Depositor, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR a Form 15 Suspension Notification with respect to the Trust, if applicable.

                  (iv) The Trustee shall have no responsibility to file any
            items with the Commission other than those specified in this
            Section 3.09.

                  (v) The Depositor shall execute any and all Form 8-Ks, Form
            10-Ds and Form 10-Ks and other reports required hereunder.

            (b) If the Commission issues additional interpretative guidance or promulgates additional rules or regulations with respect to Regulation AB or otherwise, or if other changes in applicable law occur, that would require the reporting arrangements, or the allocation of responsibilities with respect thereto, as described herein, to be conducted differently than as described, the Depositor and the Trustee will reasonably cooperate to amend the provisions of the Standard Terms in order to comply with such amended reporting requirements and such amendment of the Standard Terms. Any such amendment may involve or result in a change in the reports filed by the Trustee on behalf of the Trust under the Exchange Act. Notwithstanding the foregoing, the Trustee shall not be obligated to enter into any amendment that adversely affects its obligations and immunities under the Standard Terms. The Depositor and the Trustee agree to use their good faith efforts to cooperate in complying with the requirements of this paragraph.

            (c) In the event that the Trustee is unable to timely file with the Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed pursuant to this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement, the Trustee will immediately notify the Depositor. In the case of Form 10-D and 10-K, the Depositor and Trustee will thereupon cooperate to prepare and file a Form 12b-25 and a Form 10-DA and Form 10-KA, as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Trustee will, upon receipt of all disclosure information required to be included on Form 8-K, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the party to this Agreement deciding that an amendment to such Form 8-K, Form 10-D or Form 10-K is required will notify the Depositor and the Trustee and such parties will cooperate to prepare any necessary Form 8-KA, Form 10-DA or Form 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K shall be signed by an officer of the Depositor. Each party acknowledges that the performance by any party of its duties under this Section 3.20 related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon the other parties observing all applicable deadlines (and the related grace periods thereto) in the performance of their duties under this Section 3.09. No party shall have liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, where such failure results from another party's inability or failure to obtain or receive, on a timely basis, any information from any party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

            The text of the Officer's Certificate shall be revised accordingly in order to comply with any rules or other applicable laws of the Commission.

            A copy of such certificate may be obtained by any Holder by a request in writing to the Depositor addressed to the Corporate Trust Office of the Trustee.

            (d) Not later than March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) during which an annual report on Form 10-K is required to be filed on behalf of the Trust (or if such day is not a Business Day, the immediately succeeding Business Day), (i) the Trustee shall deliver to the Depositor an Officer's Certificate in the form of Annex B attached hereto and made a part hereof stating, that (i) a review of the activities of the Trustee during the preceding calendar year and of the performance of such party under charter documents or by-laws been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all its obligations under its charter documents or by-laws in all material respects throughout such year or a portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

            (e) With respect to any sub-contractor that may be engaged by the Trustee or the Depositor, as the case may be (in any such case, a "Sub-Contractor"), that meets the criteria of Item 1108(a)(2)(i) through (iii) of Regulation AB, the Trustee or the Depositor, as applicable, shall cause such Sub-Contractor engaged by it to agree to deliver, on behalf of such Sub-Contractor, the Officer's Certificate described in the preceding paragraph, as and when required by the preceding paragraph, with respect to such Sub-Contractor.

            (f) Not later than March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) during which an annual report on Form 10-K is required to be filed on behalf of the Trust (or if such day is not a Business Day, the immediately succeeding Business Day), the Trustee shall deliver to the Depositor, at the Depositor's direction, an officer's assessment of the Trustee's compliance with the Relevant Servicing Criteria applicable to it as designated on Annex A attached hereto and made a part hereof, during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB (the "Assessment of Compliance"), which assessment shall be in the form required by Regulation AB. As used herein, "Relevant Servicing Criteria" means, with respect to the Trustee the servicing criteria (within the meaning of Item 1122 of Regulation
AB) applicable to it as designated on Annex A attached hereto and made a part hereof.

            (g) Not later than March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) during which an annual report on Form 10-K is required to be filed on behalf of the Trust, the Trustee shall cause to be delivered to the Depositor, in each such case at the Depositor's direction and expense, a statement by a nationally or regionally recognized firm of independent registered public accountants which is a member of the American Institute of Certified Public Accountants that attests to and reports on the Assessment of Compliance provided by such party pursuant to paragraph 1(a) above (the "Accountant's Attestation"). Such Accountant's Attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

            (h) With respect to any Subcontractor engaged by the Trustee the Trustee shall cause such Sub-Contractor engaged by it to agree to deliver, on behalf of such Sub-Contractor (unless the Depositor has notified the Trustee in writing that such compliance statement is not required by Regulation AB) not later than March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) with respect to any calendar year during which the Trust's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, to the Trustee and the Depositor an Assessment of Compliance with respect to any servicing criteria under Item 1122 of Regulation AB applicable to the functions performed by such Sub-Contractor, which assessment shall be substantially in the form required by Regulation AB. For the avoidance of doubt, and notwithstanding any terms hereof to the contrary, it is hereby acknowledged that any Market Agent that may be appointed shall not be deemed to be a Sub-Contractor engaged by the Trustee for purposes of this Section 3.09(h) and
Section 3.09(i).

            (i) With respect to any Subcontractor engaged by the Trustee the Trustee shall cause such Sub-Contractor engaged by it to agree to deliver, on behalf of such Sub-Contractor (unless the Depositor has notified Trustee in writing that such Accountant's Attestation is not required by Regulation AB) not later than March 15 of each calendar year

(other than the calendar year during which the Closing Date occurs) with respect to any calendar year during which the Trust's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, to the Trustee and the Depositor an Accountant's Attestation by nationally or regionally recognized firm of independent registered public accountants which is a member of the American Institute of Certified Public Accountants that attests to, and reports on, the Assessment of Compliance delivered by such Subcontractor pursuant to Section 3.09(h) above.

            (j) With respect to any calendar year during which the Trust's annual report on Form 10-K with respect to the transactions contemplated by this Agreement is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, not later than fifteen (15) calendar days before the date on which such annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Depositor shall cause any other party "participating in the servicing function" within the meaning of
Item 1122 of Regulation AB (collectively, "Other Party Participating in the Servicing Function", and any such Other Party Participating in the Servicing Function and all Subcontractors are sometimes referred to herein collectively as "Required Reporting Parties") to (i) deliver to the Depositor and the Trustee an Assessment of Compliance with regard to the servicing criteria under
Item 1122 of Regulation AB applicable to the functions performed by such Other Party Participating in the Servicing Function during the preceding calendar year, which assessment shall be in the form required by Regulation AB, (ii) cause each such Other Party Participating in the Servicing Function to deliver to the Depositor and the Trustee an Accountant's Attestation by nationally or regionally recognized firm of independent registered public accountants which is a member of the American Institute of Certified Public Accountants that attests to, and reports on, the Assessment of Compliance delivered by such Other Party Participating in the Servicing Function pursuant to this paragraph, and (iii) cause each such Other Party Participating in the Servicing Function to agree in writing, in form and content acceptable to the Trustee and the Depositor, to indemnify and hold harmless the Trustee and the Depositor, and each Person, if any, who "controls" the Trustee or the Depositor within the meaning of the Securities Act and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses that such Person may sustain arising out of third party claims based on (x) the failure of such party to deliver when required any Assessment of Compliance or Accountant's Attestation required of it pursuant to this paragraph or (y) any material misstatement or omission contained in any Assessment of Compliance or Accountant's Attestation provided by it or on its behalf pursuant to this paragraph. For the avoidance of doubt, it is hereby acknowledged that any Market Agent shall constitute an Other Party participating in the Servicing Function described in this paragraph.

            (k) The Trustee agrees that, for so long as reports are required to be filed with the Commission under the Exchange Act with respect to a Trust, it shall not engage or utilize any Subcontractor for the performance of its duties under the related Trust Agreement if such Subcontractor would be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB without (a) giving written notice to the Depositor and (b) causing any such Subcontractor to provide to the Trustee and the Depositor an Assessment of Compliance and Accountant's Attestation with respect to the functions performed by it, the Trustee shall agree in writing, in form and content acceptable to the Depositor, to indemnify and hold harmless the Depositor; provided, however that the Depositor hereby undertakes responsibility with the foregoing requirements in the case of, and as they may be applicable to, the Market Agent.

            (l) Each of the Trustee and the Depositor acknowledges and agrees that the purpose of this Section 3.09 is to facilitate compliance by the Depositor with the provisions of Regulation AB, as such may be amended or clarified from time to time. Therefore, each of such parties agrees that such party's obligations hereunder may be supplemented and modified from time to time as reasonably necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise, in respect of the requirements of Regulation AB and each of the parties shall comply with requests made by the Depositor, or the Trustee in performing pursuant to the Standard Terms, for delivery of additional or different information as the Trustee or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, provided that such information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested. Any such supplementation or modification may include or result in changes in the reports filed by the Trustee on behalf of the Trust under the Exchange Act pursuant to this Section 3.09.

            SECTION 3.10. Charges and Expenses. Except as otherwise provided in these Standard Terms or the related Series Supplement, no amounts in the nature of fees or charges shall be payable by or withheld from the Trust, the Depositor or any other person. There shall be no recourse or claim against the Trust or the property of the Trust for all or any part of any fees or charges payable to any person.

            SECTION 3.11. SEC Reporting Failure. If the Depositor determines that an SEC Reporting Failure has occurred in respect of such Trust, and any Warrant Holder has not designated a Call Date or Optional Exchange Date pursuant to Section 4.08 hereof, the Depositor shall within a reasonable period either:

            (a) proceed to (i) apply to the Commission and the New York Stock Exchange to withdraw the Certificates from listing and registration on the New York Stock Exchange and (ii) following and subject to prior approval of such application, file with the Comission a certification on Form 15 (or any applicable successor form) suspending the reporting obligations of the Depositor under Section 15(d) of the Exchange Act with respect to the Certificates, if the Depositor determines in its reasonable, good faith discretion that the Depositor meets the requirements for a filing of such form with respect to the Certificates under Rule 12h-3 of the Exchange Act; or

            (b) if the Depositor is unable, after using commercially reasonable efforts, to satisfy the requirements of Section 3.11(a) above, or the Depositor has determined in its reasonable, good faith discretion that it would be in violation of its reporting obligations under the Exchange Act absent a termination of the Trust, instruct the Trustee to terminate the Trust in accordance with Section 4.01(i) below.

                                  ARTICLE IV

                Distributions and Reports to Certificateholders

            SECTION 4.01. Distributions. (a) On each Distribution Date for a given Series of Certificates, the Trustee shall apply Available Funds in the Certificate Account for such Series in the following manner and priority:

                  (i) For any PO Strip Class Series of Certificates, the
            Trustee shall apply Available Funds in the Certificate Account for such Series as follows:

                        (1) The Trustee will pay the interest portion of
                  Available Funds:

                        (A) first, to the Trustee, as reimbursement for any Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 7.06(b) below and approved by 100% of the Certificateholders; and

                        (B) second, to the Holders of the P&I Class
                        Certificates, as interest at the per annum rate specified in the related Series Supplement on the outstanding Certificate Principal Balance of the P&I Class Certificates.

                        The PO Strip Class Certificates are not entitled to
                  distributions of interest.

                        (2) The Trustee will pay the principal portion of
                  Available Funds:

                        (A) first, to the Trustee, as reimbursement for any remaining Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 7.06(b) below and approved by 100% of the Certificateholders; and

                        (B) second, to the Holders of the P&I Class
                        Certificates and the PO Strip Class Certificates, the remaining available principal portion of Available Funds (in an aggregate amount not to exceed the outstanding Certificate Principal Balance of the P&I Class Certificates and the PO Strip Class Certificates) pro rata in proportion to their outstanding Certificate Principal Balances.

                        (3) Any Available Funds remaining in the Certificate
                  Account after the payments set forth in clauses 4.01(a)(i)(1) and 4.01(a)(i)(2) above shall be paid to the Trustee as reasonable compensation for services rendered to the Depositor, up to $1,000.

                        (4) The Trustee will pay any Available Funds remaining
                  in the Certificate Account after the payments set forth in clauses 4.01(a)(i)(1) through 4.01(a)(i)(3) above to the Holders of the P&I Class Certificates and the PO Strip Class Certificates pro rata in proportion to their original Certificate Principal Balances.

                  (ii) For any IO Strip Class Series of Certificates, the
            Trustee shall apply Available Funds in the Certificate Account for such Series as follows:

                        (1) The Trustee will be pay the interest portion of
                  Available Funds:

                        (A) first, to the Trustee, as reimbursement for any Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 7.06(b) below and approved by 100% of the Certificateholders; and

                        (B) second, to the Holders of the P&I Class
                        Certificates, accrued and unpaid interest at the per annum rate specified in the related Series Supplement, and to the Holders of the IO Strip Class Certificates,
                        (x) accrued interest at the rate specified in the related Series Supplement and (y) any unpaid Notional Distribution Amount for the related, and any prior, Distribution Date, pro rata in proportion to their entitlements thereto.

                        (2) The Trustee will pay the principal portion of
                  Available Funds:

                        (A) first, to the Trustee, as reimbursement for any remaining Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 7.06(b) below and approved by 100% of the Certificateholders; and

                        (B) second, to the Holders of the P&I Class
                        Certificates, an amount equal to the Certificate Principal Balance of the P&I Class Certificates.

                        The IO Strip Class Certificates are not entitled to distributions of principal.

                        (3) Any Available Funds remaining in the Certificate
                  Account after the payments set forth in clauses
                  4.01(a)(ii)(1) and 4.01(a)(ii)(2) above shall be paid to the Trustee as reasonable compensation for services rendered to the Depositor, up to $1,000.

                        (4) The Trustee will pay any Available Funds remaining
                  in the Certificate Account after the payments set forth in clauses 4.01(a)(ii)(1) through 4.01(a)(ii)(3) above to the Holders of the P&I Class Certificates and the IO Strip Class Certificates pro rata in proportion to the interest rate on each such Class of Certificates.

                  (iii) For any Series of Certificates that includes classes other than as described in the preceding clauses (i) and (ii), the Trustee shall apply Available Funds in the Certificate Account for such Series in the manner and priority set forth in the related Series Supplement.

Unless otherwise set forth in the related Series Supplement, however, any amounts collected during any period shall be distributed to the Certificateholders no later than the Distribution Date immediately following the receipt thereof.

            (b) All distributions on the Certificates shall be payable only from Available Funds, and no provision of this Trust Agreement shall be deemed to create any obligation on the part of the Trustee or the Depositor to make any distribution from any other source.

            (c) Unless otherwise provided in the applicable Series Supplement, on the Initial Distribution Date for a given Series of Certificates, the Trustee shall cause the Trust to pay to the Depositor the amount of Initial Accrued Interest. In the event an Optional Exchange shall occur prior to the Initial Distribution Date, a pro rata portion of any Initial Accrued Interest shall be paid to the Depositor on the Optional Exchange Date in accordance with the provisions of Section 4.06(b)(x) hereof (and the amount of Initial Accrued Interest shall correspondingly be reduced by any payments to the Depositor under Section 4.06(b)(x)). If the Depositor is not paid any such amount on such date, it shall have a claim for such amount. If Available Funds are insufficient to pay such amount, the Trustee will pay the Depositor its pro rata share, based on the ratio the amount owed to the Depositor bears to all amounts owed on the related Certificates in respect of accrued interest, of any proceeds from the recovery on the Underlying Securities.

            (d) Upon the occurrence of an Event of Default in respect of a given Series, the Trustee shall send each Certificateholder of the related Trust a notice of such Event of Default pursuant to Section 5.17 hereof. Therafter, if, within 30 days after delivery of such notice, the related Event of Default shall not have been cured and the related Call Warrants shall not have been exercised (or been included in an Optional Exchange), the portion of the Underlying Securities that are not distibuted in-kind to Certificateholders in accordance with clause (i)(x) below shall be liquidated in accordance with
Section 3.04 hereof and the Trustee shall distribute the Liquidation Proceeds to the related Certificateholders (and to any Certificateholders that receive an in-kind distribution but can not satisfy the minimum denomination requirements in respect of a portion of such Underlying Securities). The respective pro rata share of each Certificateholder in any Liquidation Proceed shall be determined in accordance with clause (i) below.

            (e) With respect to a given Series, if the Trustee receives non-cash property in respect of the related Underlying Securities as a result of a payment default on such Underlying Securities (including from the sale thereof), the Trustee will promptly give notice to the Depository, or for any Certificates of such Series which are not then held by DTC or any other depository, directly to the registered Holders of the Certificates of such Series then outstanding and unpaid and, if applicable, to the related Warrant Agent. Such notice shall state that the

Trustee shall, and the Trustee shall, not later than 30 days after the receipt of such property, allocate and distribute such property to the Holders of P&I Class Certificates and Strip Class Certificates then outstanding and unpaid (after deducting the costs incurred in connection therewith) in accordance with
(x) the ratio of the P&I Class Allocation to the related Strip Class Allocations or (y) such other ratio that may be set forth in the related Series Supplement. At the time of such distribution, the Trustee, at the direction of the Depositor, shall establish commercially reasonable procedures for such distribution. Property other than cash will be liquidated by the Trustee, and the proceeds thereof distributed in cash, only to the extent necessary to avoid distribution of fractional securities to Certificateholders. Unless otherwise specified in the related Series Supplement, if any in-kind distribution of property to the holders of the Underlying Securities reduces the principal amount of such Underlying Securities, then the in-kind distribution of such property to Certificateholders, based on the market value of such property as of the date of distribution to Certificateholders, will be deemed to reduce the Certificate Principal Balance, Amortizing Notional Balance or Notional Amount, as applicable, of Certificates of a Class as follows:

                  (i) the aggregate Certificate Principal Balance of any P&I
            Class Certificates shall be reduced by an amount equal to the reduction in the principal amount of Underlying Securities attributable to the property that is either distributed to holders of such Certificates or liquidated in lieu of any such distribution;

                  (ii) the Amortizing Notional Balance of any IO Strip Class
            Certificates shall be reduced to an amount, determined by the Calculation Agent, which reflects the present value (discounted at the related Amortizing Notional Discount Rate) of the difference between (x) the interest payments to be received by the Trust in respect of the related Underlying Securities (giving effect to any distribution of Underlying Securities to Certificateholders pursuant to this Section 4.01(e)) from the date of any distribution to Certificateholders until the related Final Scheduled Distribution Date and (y) the interest portion of Available Funds to be distributed to the Holders of the related P&I Class Certificates from the date of any distribution to Certificateholders until the related Final Scheduled Distribution Date, assuming, in each case, that the payments and distributions were made when due and that the Underlying Securities remaining in the Trust following any such distribution or liquidation were not redeemed, prepaid or liquidated prior to the Final Scheduled Distribution Date;

                  (iii) the aggregate Notional Amount or Amortizing Notional
            Balance of any IO Strip Class Certificates shall be reduced by an amount equal to the reduction in the principal amount of Underlying Securities that are removed from the assets of the related Trust as a result of any such distribution to Certificateholders; and

                  (iv) the aggregate Certificate Principal Balance of any PO
            Strip Class Certificates shall be reduced by an amount equal to the reduction in the principal amount of Underlying Securities attributable to the property that is either distributed to holders of such Certificates or liquidated in lieu of any such distribution.

            (f) Subject to Section 4.01(j) hereof, to the extent Available Funds are insufficient to make scheduled interest or principal payments on any Class of Certificates of a given Series on any Distribution Date, an amount equal to the amount of such shortfall will be carried over and will be distributed on the next Distribution Date for such Class of Certificates (or date referred to in Section 4.01(g) hereof) on which sufficient funds are available to pay such amount.

            (g) If, with respect to a Series, a payment with respect to the related Underlying Securities is made to the Trustee (i) after the payment date for such Underlying Securities on which such payment was due or (ii) after such Underlying Securities are redeemed, prepaid or liquidated, in whole or in part, for any reason other than due to (A) an exercise of a Call Warrant related to the Underlying Securities or (B) the occurrence of an Event of Default, an SEC Reporting Failure or at their maturity, then the Trustee will distribute any such amounts received in accordance with the provisions of this Section 4.01 and any applicable provisions of the Series Supplement on the next occurring Business Day (a "Special Distribution Date") as if the funds had constituted Available Funds on the Distribution Date immediately preceding such Special Distribution Date; provided, however, that the Record Date for such Special Distribution Date shall be one Business Day prior to the day on which the related payment was received with respect to the Underlying Securities.

            (h) Unless otherwise specified in the related Series Supplement in respect of a Series containing an IO Strip Class, then on any date on which Underlying Securities are redeemed, prepaid or liquidated for any reason, the Notional Amount or Amortizing Notional Balance, as applicable, of the IO Strip Class Certificates of such Series shall be reduced by an amount equal to the principal amount of the Underlying Securities so redeemed, prepaid or liquidated, the reduction for the IO Strip Class Certificates to be allocated pro rata among all IO Strip Class Certificates.

            (i) (w) Within five Business Days following the Trustee's receipt of a direction from the Depositor to terminate the related Trust as a result of the occurrence of an SEC Reporting Failure pursuant to Section 3.11(b) hereof, the Trustee shall send election notice to each Certificateholder whereby each Certificateholder may elect to receive, subject to the rights of the related Warrant Holder, either (i) all or a portion of such Certificateholder's pro rata share of the related Underlying Securities or (ii) all or a portion of such Certificateholders interest in any Liquidation Proceeds that will be received in connection with a liquidation of such Underlying Securities. If any Certificateholder does not respond within 30 calendar days of receipt of such election notice, it will be deemed to have elected to receive its interest in Liquidation Proceeds. Thereafter, subject to the rights of the related Warrant Holder to exercise the related Call Warrants (or to effect an Optional Exchange), a portion of the related Underlying Securities (in an amount necessary to pay any Extraordinary Trust Expenses incurred by the Trustee in accordance with Section 7.06(b) below and approved by 100% of the Certificateholders) shall be liquidated in accordance with Section 3.04 hereof and the Trustee shall apply such Liquidation Proceeds towards the payment of such Extraordinary Trust Expenses. Following the Liquidation of the related Underlying Securities and the payment of any such Extraordinary Trust Expenses, , the respective pro rata shares of the related P&I Class and Strip Class Certificateholders in such Underlying Securities shall be determined by allocating the remaining principal amount of the Underlying Securities to the P&I Class Certificateholders and the Strip Class Certificateholders in accordance with the ratio of the related P&I Class Allocation to the applicable Strip Class Allocations and the remaining Underlying Securities shall be liquidated (in accordance with Section 3.04) or distributed in-kind to Certificateholders, based on the instructions received by the Trustee. Further allocations of the related Underlying Securities (and any remaining Liquidation Proceeds) shall be determined as follows:

                        (1) As between Certificateholders of a P&I Class, the
                  pro rata share of each of the P&I Class Certificateholders in the Underlying Securities (and any remaining Liquidation Proceeds) to be distributed to such P&I Class Certificateholders shall be determined based on the then unpaid Certificate Principal Balances of their respective P&I Class Certificates.

                        (2) As between Certificateholders of an IO Strip Class,
                  the pro rata share of each of the IO Strip Class Certificateholders in the Underlying Securities (and any remaining Liquidation Proceeds) to be distributed to such IO Strip Class Certificateholders shall be determined based on the then outstanding Notional Amounts or Amortizing Notional Balances, as applicable, of their respective IO Strip Class Certificates.

                        (3) As between Certificateholders of a PO Strip Class,
                  the pro rata share of each of the PO Strip Class Certificateholders in the Underlying Securities (and any remaining Liquidation Proceeds) to be distributed to such PO Strip Class Certificateholders shall be determined based on the then unpaid Certificate Principal Balances of their respective PO Strip Class Certificates.

                  (x) Within five Business Days (or such longer period as shall be acceptable to the Trustee) of receipt from the Trustee of notice of an Event of Default or any other liquidation event in respect of the related Underlying Securities, any Certificateholder may direct the Trustee to distribute all or a portion of such Certificateholder's pro rata share (as determined by the Calculation Agent in accordance with this Section 4.01(i)) of the Underlying Securities to it, in lieu of any proceeds received upon liquidation of the Underlying Securities and the Trustee shall distribute Underlying Securities to any such Certificateholder accordingly.

                        (1) Upon the occurrence of an Event of Default, each
                  Certificateholder's pro rata share of the Underlying Securities shall be determined by allocating the principal amount of the Underlying Securities to the P&I Class Certificateholders and the Strip Class Certificateholders in accordance with the ratio of the related P&I Class

                  Allocation and the applicable Strip Class Allocations. Further allocations of the related Underlying Securities shall be determined as follows:

                              (A) As between Certificateholders of a P&I Class, the pro rata share of each of the P&I Class Certificateholders in the Underlying Securities to be distributed to such P&I Class Certificateholders shall be determined based on the then unpaid Certificate Principal Balances of their respective P&I Class Certificates.

                              (B) As between Certificateholders of an IO Strip Class, the pro rata share of each of the IO Strip Class Certificateholders in the Underlying Securities to be distributed to such IO Strip Class Certificateholders shall be determined based on the then outstanding Notional Amounts or Amortizing Notional Balances, as applicable, of their respective IO Strip Class Certificates.

                              (C) As between Certificateholders of a PO Strip Class, the pro rata share of each of the PO Strip Class Certificateholders in the Underlying Securities to be distributed to such PO Strip Class Certificateholders shall be determined based on the then unpaid Certificate Principal Balances of their respective PO Strip Class Certificates.

                        (2) In the event of a liquidation of the Underlying
                  Securities for any reason other than upon the occurrence of an Event of Default or an SEC Reporting Failure, the Trustee shall allocate Available Funds in the manner set forth in the related Series Supplement; provided, however, that unless otherwise specified in any such Series Supplement, the respective pro rata shares of the Strip Class Certificateholders in the related Underlying Securities (after allocation of such Underlying Securities of the Liquidation Proceeds in respect thereto as provided in the related Series Supplement) shall be determined as follows:

                              (A) As between Certificateholders of an IO Strip Class, the pro rata share of each of the IO Strip Class Certificateholders in the Underlying Securities to be distributed to such IO Strip Class Certificateholders shall be equal to the lesser of (x) a pro rata share (based on the proportion of the aggregate Notional Amount or Amortizing Notional Balance, as applicable, of such Holder's IO Strip Class Certificates to the outstanding aggregate Notional Amount or Amortizing Notional Balance, as applicable, of all IO Strip Class Certificates of such Class) of the principal amount of Underlying

                              Securities remaining after the Trustee has allocated Available Funds towards certain payments specified in the related Series Supplement and
                              (y) the present value of all amounts that would otherwise have been payable on such IO Strip
                              Class Certificate for the period from the date of such redemption or prepayment to the Final Scheduled Distribution Date using the applicable Allocation Discount Rate, assuming no delinquencies, deferrals, redemptions or prepayments on the Underlying Securities.

                              (B) As between Certificateholders of a PO Strip Class, the pro rata share of each of the PO Strip Class Certificateholders in the Underlying Securities to be distributed to such PO Strip Class Certificateholders shall be equal to a pro rata share (based on the proportion of the aggregate Certificate Principal Balance of such Holder's PO Strip Class Certificates to the outstanding aggregate Certificate Principal Balance of all PO Strip Class Certificates of such Class) of the principal amount of Underlying Securities remaining after the Trustee has allocated Available Funds towards certain payments specified in the related Series Supplement.

                  (y) The amount requested to be distributed pursuant to
            Section 4.01(i)(w) or 4.01(i)(x) must be in an even multiple of the minimum denomination of the Underlying Securities and may not exceed such requesting Certificateholder's pro rata share (as determined by the Calculation Agent in accordance with this Section 4.01(i)) of the Underlying Securities. Upon receipt of any such direction from a P&I Class Certificateholder or Strip Class Certificateholder, the Trustee shall not cause a liquidation of the requested portion of Underlying Securities and instead shall cause such Underlying Securities to be distributed to the requesting P&I Class Certificateholder or Strip Class Certificateholder; provided, however, that the Trustee shall not cause the distribution of any Underlying Securities to any P&I Class Certificateholder or Strip Class Certificateholder unless, but for the requesting P&I Class Certificateholder or Strip Class Certificateholder's giving direction in accordance with this Section 4.01(i), such Underlying Securities would be liquidated as otherwise provided in these Standard Terms. Any portion of any P&I Class Certificateholder's or Strip Class Certificateholder's pro rata share of the Underlying Securities that is not distributed, based on the failure to meet the minimum denomination requirements or otherwise, shall be sold in accordance with the provisions of Section 4.01(d) or 3.12 hereof, as applicable, and the proceeds thereof distributed to such P&I Class Certificateholder or Strip Class Certificateholder.

                  (z) All decisions and determinations of any Calculation Agent pursuant to this Section 4.01(i) shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Certificateholders of the relevant Series or Class.

            (j) If the Trustee has not received payment with respect to a Collection Period on the Underlying Securities on or prior to the related Distribution Date, such distribution will be made promptly upon receipt of such payment. No additional amounts shall accrue on the Certificates or be owed to Certificateholders as a result of such delay; provided, however, that any additional interest owed and paid by the Underlying Securities Issuer as a result of such delay shall be paid to the Certificateholders pro rata in proportion to their respective entitlements to such delayed payments.

            SECTION 4.02. Distributions on Certificates. (a) Distributions on any Registered Certificate that are payable and are punctually paid or duly provided for on any Distribution Date shall be distributed to the Person in whose name such Registered Certificate (or one or more Predecessor Certificates) is registered at the close of business on the related Record Date notwithstanding the cancellation of such Registered Certificate upon any transfer or exchange subsequent to such related Record Date.

            (b) The distributions of interest and principal on Registered Certificates shall be made as follows:

                  (i) if the Certificateholder is a Depository, to the
            Depository, which shall credit the relevant Participant's account at such Depository in accordance with the policies and procedure of the Depository, or

                  (ii) if the Certificateholder is not a Depository, at the
            Corporate Trust Office (except as otherwise specified in the related Series Supplement) or, at the option of the Trustee, by check mailed to the address of the Person entitled thereto as such address shall appear in the Certificate Register or, if provided in the related Series Supplement and in accordance with arrangements satisfactory to the Trustee, at the option of the Registered Holder by wire transfer to an account designated by the Registered Holder. Notwithstanding the foregoing paragraph, with respect to a Certificateholder of Certificates not held in a Depository and having at least the Minimum Wire Denomination, such payment shall be made by wire transfer of immediately available funds to the account designated by such Certificateholder in a written request received by the Trustee not later than 10 days prior to such Distribution Date; provided, however, that if a wire transfer cannot be made for any reason, payment shall be made by check. The Trustee shall not be required to send federal funds wires until any corresponding payments which were not same day funds when received by it have become same day funds.

            (c) Subject to the foregoing provisions of this Section 4.02, each Certificate delivered under this Trust Agreement upon transfer of or in exchange for or in lieu of any other Certificate shall carry the rights to interest accrued and undistributed, and to accrue, that were carried by such other Certificate.

            (d) All computations of interest due with respect to any Certificate of any Series or Class within such Series shall be made as specified in the Series Supplement applicable to that particular Series or Class of Certificates.

            (e) With respect to any computations or calculations to be made under these Standard Terms, the applicable Series Supplement and the Certificates, except as otherwise provided, (i) all percentages resulting from any calculation of accrued interest will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and (ii) all currency amounts will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

(f) Unless specified otherwise in a Series Supplement, the final distribution of principal and/or premium shall be made upon presentation and surrender of such Certificates at the Corporate Trust Office.

            SECTION 4.03. Reports to Certificateholders.

            (a) Unless otherwise specified in the applicable Series Supplement, on the next Business Day following each such Distribution Date the Trustee shall forward or cause to be forwarded to the Depositor, each Certificateholder of such Series, to each Rating Agency rating such Series and such other Persons as may be specified in such Series Supplement, a statement setting forth:

                  (i) the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the Underlying Securities and the Swap Receipt Amount, if any;

                  (ii) the Swap Distribution Amount, if any, for such date;

                  (iii) the amount of the distribution on such Distribution
            Date to Certificateholders of each Class of such Series allocable to principal of and premium, if any, and interest on the Certificates of each such Class; and the amount of aggregate unpaid interest accrued as of such Distribution Date;

                  (iv) in the case of each Class of Floating Rate Certificates of such Series, the respective Floating Interest Rate applicable to each such Class on such Distribution Date, as calculated in accordance with the method specified in such Certificates and the related Series Supplement;

                  (v) the amount of compensation received by the Trustee for the period relating to such Distribution Date, and such other customary information as the Trustee deems necessary or desirable, (or that any such Certificateholder reasonably requests,) to enable such Certificateholders to prepare their tax returns;

                  (vi) the aggregate stated principal amount and, if
            applicable, notional amount of the Underlying Securities related to such Series, and the current interest rate or rates thereon at the close of business on such Distribution Date;

                  (vii) the aggregate Certificate Principal Balance (or
            Notional Amount or Amortizing Notional Balance, if applicable) of each Class of such Series at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance (or Notional Amount or Amortizing Notional Balance) due to the allocation of any Realized Losses on such Distribution Date or otherwise;

                  (viii) as to any Series (or any Class within such Series) for which Credit Support has been obtained, the amount or notional amount of coverage of each element of Credit Support (and rating, if any, thereof) included therein as of the close of business on such Distribution Date.

In the case of information furnished pursuant to subclauses (iii) and (v) above, the amounts shall be expressed as a dollar amount (or the equivalent thereof in any other Specified Currency) per minimum denomination of Certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during each such calendar year was a Certificateholder a statement containing the information set forth in subclauses (iii) and (v) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as are from time to time in effect. The Trustee shall supply to Certificateholders who so request all materials received by the Trustee from the Underlying Securities Issuer.

            (b) Unless otherwise specified in the applicable Series Supplement, the Trustee shall appoint, at the expense of the Depositor, a firm of independent certified public accountants to review each of the distribution reports prepared by the Trustee pursuant to this Section 4.03. The Trustee shall instruct the accountants (i) to promptly report to the Trustee any errors in such distribution reports discovered in verifying such calculations and (ii) to render to the Trustee an annual examination report, prepared in compliance with established or stated criteria as set forth in the professional standards of the American Institute of Certified Public Accountants, within 45 days (or such longer period as may be acceptable to the Trustee) following the end of each calendar year that specifies the calculations made in reviewing the distribution reports prepared by the Trustee for the previous calendar year and such accountants' associated findings.

            (c) If any Certificates of a given Series are listed on the New York Stock Exchange, the Trustee shall simultaneously forward reports to Certificateholders pursuant to this Section 4.03 of the Standard Terms to the New York Stock Exchange.

            SECTION 4.04. Allocation of Realized Losses and Trust Expenses. With respect to any Series of Certificates, the manner and priority of the allocation of Realized Losses, Administrative Fees, Eligible Expenses, Allowable Expense Amounts and Extraordinary Trust Expenses, if any, on any Distribution Date among the Classes, if any, of such Series shall be as set forth in the related Series Supplement. Notwithstanding the foregoing, unless otherwise so specified in the applicable Series Supplement, the outstanding Certificate Principal Balance,

Amortizing Notional Balance or Notional Amount, as the case may be, of the Certificates of such Series shall not be reduced by the amount of any Realized Losses.

            SECTION 4.05. Compliance with Withholding Requirements.

            (a) Notwithstanding any other provision of this Trust Agreement to the contrary, the Trustee shall comply with all federal withholding requirements respecting distributions to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding.

            (b) Each Certificateholder will provide the Trustee (and, so long as the Certificates are held at a Depository in the form of Global Securities, each Beneficial Owner of the Certificates will provide such Depository and the Trustee) with evidence that there should not be any withholding tax assessed for federal income tax purposes in respect of distributions to such Certificateholder, such evidence to take the form of a statement, on a duly executed and up-to-date Internal Revenue Service Form W-8BEN (or successor form), Form W-9 (or successor form), or Form 4224 (or successor form), as applicable, that identifies the Beneficial Owner of the Certificate; provided, however, that for so long as the Certificates are held at a Depository in the form of Global Securities, the Certificateholder shall have no obligation to provide the Trustee with any such evidence except to the extent it has received such evidence from Beneficial Owners of the Certificates. The Trustee shall not be required to accept any such Internal Revenue Service forms if it believes that they are not accurate (but the Trustee shall not be required to make any independent investigation to determine their accuracy).

            (c) If any tax or other governmental charge shall become payable by or on behalf of the Trustee, including any tax or governmental charge required to be withheld from any payment by the Trustee under the provisions of any applicable law or regulation with respect to any Underlying Securities or the Certificates, such tax or governmental charge shall be payable by the Certificateholder and may be withheld by the Trustee. The consent of Certificateholder shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount distributions to any Certificateholder pursuant to Federal withholding requirements, the Trustee shall indicate in the statement required pursuant to
Section 4.03 the amount so withheld.

            (d) The Depositor and the Trustee shall have the right to refuse the surrender, registration of transfer or exchange of any Certificate with respect to which such tax or other governmental charge shall be payable until such payment shall have been made by the Certificateholder.

            SECTION 4.06. Optional Exchange. (a) On any Exchange Date, any Holder of a like percentage of (x) P&I Class Certificates of a Series, (y) each Strip Class Certificates, if any, of a Series and (z) the related Call Warrants, if Call Warrants related to the related Underlying Securities are outstanding, may exchange such Certificates and, if applicable, such Call Warrants, for a distribution of Underlying Securities representing the same percentage of the Underlying Securities as the aggregate Certificate Principal Balance, Amortizing Notional Balance or Notional Amount, as applicable, of such P&I Class Certificates and Strip Class

Certificates represent, with respect to their respective Classes, of all outstanding Certificates in their respective Classes.

            (b) The following conditions shall apply to any Optional Exchange.

                  (i) A notice specifying the number of Call Warrants and/or
            Certificates being surrendered and the Optional Exchange Date shall be delivered to the Trustee no less than 20 days but not more than 30 days before the Optional Exchange Date.

                  (ii) Certificates and, if applicable, the Call Warrants,
            shall be surrendered to the Trustee no later than 10:00 a.m. (New York City time) on the Optional Exchange Date. (iii) P&I Class Certificates and Strip Class Certificates representing a like percentage (or, subject to clause (viii) below, as close as practical thereto) of the Certificate Principal Balance, Amortizing Notional Balance or Notional Amount, as applicable, of all Outstanding Certificates and Certificates of their respective Classes shall be surrendered.

                  (iv) The Trustee shall have received upon its request an
            Opinion of Counsel that (x) such exchange would not be inconsistent with the Depositor's and the Trustee's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 (or other applicable rule or exemption) under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder and (y) such Optional Exchange would not cause the Trust to be treated as an association or publicly traded partnership taxable as a corporation for federal income tax purposes.

                  (v) The Trustee shall have received a certification from the
            Certificateholder that any Certificates being surrendered have been held for at least six months.

                  (vi) Except where all of the Certificates and Call Warrants related to a Series are being exercised, the Certificates being surrendered may represent no more than 5% of the initial aggregate Certificate Principal Balance, Amortizing Notional Balance or Notional Amount, as applicable, of the Certificates.

                  (vii) The Trustee shall not be obligated to determine whether an Optional Exchange complies with the applicable provisions for exemption under Rule 3a-7 of the Investment Company Act of 1940, as amended, or the rules or regulations promulgated thereunder.

                  (viii) This Section 4.06 shall not provide any person with a lien against, an interest in or a right to specific performance with respect to the Underlying Securities; provided, however, that satisfaction of the conditions set forth in this Section 4.06 shall entitle the Certificateholder or Warrant Holder, as applicable, to a distribution thereof.

                  (ix) The aggregate Certificate Principal Balance, Amortizing
            Notional Balance or Notional Amount, as the case may be, of Certificates exchanged in connection with any Optional Exchange pursuant to this Section shall be in an amount that will entitle the Certificateholders thereof to Underlying Securities in an even multiple of the minimum denomination of such Underlying Securities. In the event that the face amount of Underlying Securities to be distributed in connection with any Optional Exchange pursuant to this Section 4.06 is not an even multiple of the minimum denomination of the Underlying Securities, such amount shall be rounded down to such minimum denomination. Following such a rounding, the aggregate Certificate Principal Balance, Amortizing Notional Balance or Notional Amount of Certificates accepted for exchange shall be reduced to take into account the effect of such rounding and the Certificateholders (and, if applicable, the relevant Warrant Holders) requesting the Optional Exchange shall be issued Certificates in the amount of the remainder. If such Certificates are called Certificates, they may be exchanged for a distribution of Underlying Securities on any subsequent Call Date on which the other requirements of this Section 4.06 are met. For purposes of this provision, in any Optional Exchange of Certificates for Underlying Securities on a Call Date by two or more Certificateholders (and, if applicable, the relevant Warrant Holders), the Trustee shall determine the effects of rounding for purposes of the second preceding sentence with regard to the aggregate amount of Underlying Securities to be distributed (rather than each such Certificateholder's (and, if applicable, Warrant Holder's) individual allotment) and shall round each Certificateholder's (and, if applicable, Warrant Holder's) proportionate distribution in accordance with such instructions from such parties.

                  (x) In the event such Optional Exchange shall occur prior to the Initial Distribution Date, the Certificateholders exercising the Optional Exchange shall pay an amount to the Trustee, on the Optional Exchange Date, an equal to the sum obtained by multiplying the amount of Initial Accrued Interest by a fraction, the numerator of which shall be the Certificate Principal Balance of P&I Certificates being exchanged on such Optional Exchange Date and the denominator of which shall be the total Certificate Principal Balance of P&I Certificates, which amount shall be paid by the Trustee to the Depositor.

            (c) The related Series Supplement may set forth additional terms and/or conditions of an Optional Exchange that may relate to, but are not limited to, the following:

                        (1) limitations on the right of an exchanging Holder to
                  receive any benefit upon exchange from any Credit Support;
                  and

                        (2) adjustments to the value of the proceeds of any
                  exchange based upon required prepayment of future expense allocations and the establishment of a reserve for any anticipated Extraordinary Trust Expenses.

            (d) Unless otherwise provided in the applicable Series Supplement, no Certificate may be exchanged pursuant to this Section unless the Trustee has received at least 20 days but not more than 30 days prior to an Optional Exchange Date in accordance with delivery instructions specified in the applicable Series Supplement (i) such Certificate with the form entitled "Option to Elect Exchange" on the reverse thereof duly completed, or (ii) in the case of Registered Certificates, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., the Depository (in accordance with its normal procedures) or a commercial bank or trust company in the United States setting forth the name of the Holder of such Registered Certificate, the Certificate Principal Balance, Amortizing Notional Balance or Notional Amount, as applicable, of such Registered Certificate to be exchanged and the Certificate number or a description of the tenor and the terms of such Registered Certificate, a statement that the option to elect exchange is being exercised thereby and an assurance that the Registered Certificate to be exchanged with the form entitled "Option to Elect Exchange" on the reverse of the Registered Certificate duly completed will be received by such Trustee not later than five Business Days after the date at such telegram, telex, facsimile transmission or letter, and such Registered Certificate and form duly completed must be received by such Trustee by such fifth Business Day. Any tender of a Certificate by the Holder thereof for exchange shall be irrevocable. Unless otherwise provided in the applicable Series Supplement, the exchange option may be exercised pursuant to this Section by the Holder of a Certificate for less than the Certificate Principal Balance, Amortizing Notional Balance or Notional Amount, as applicable, of such Certificate provided that (x) the Certificate Principal Balance, Amortizing Notional Balance or Notional Amount remaining Outstanding after such exchange is an authorized denomination, (y) such partial exchange is limited in amount to a maximum of 5% of the initital aggregate Certificate Principal Balance, Amortizing Notional Balance or Notional Amount and (z) all other exchange requirements set forth in the related Series Supplement are satisfied upon such partial exchange such Certificate shall be cancelled and a new Certificate or Certificates for the remaining Certificate Principal Balance, Amortizing Notional Balance or Notional Amount, as applicable, thereof shall be issued (which, in the case of any Registered Certificate, shall be in the name of the Holder of such exchanged Certificate).

            (e) Upon the completion of any such optional exchange, the Trustee shall give prompt written notice thereof to each Rating Agency then rating Certificates of the related Series.

            SECTION 4.07. Optional Call. (a) If applicable with respect to a Series of Certificates, concurrently with the execution of the related Series Supplement, the Depositor shall execute a Warrant Agent Agreement dated as of the related Issue Date, substantially in the form attached as an exhibit to the related Series Supplement, which will provide the related Warrant Holder with a right to call the related Underlying Securities.

            (b) Unless otherwise specified in the related Series Supplement, if the Trustee receives notice of a tender offer for some or all of the related Underlying Securities, the Trustee shall, within one Business Day, notify the Warrant Agent and forward to the Warrant Agent copies of all materials received by the Trustee in connection therewith. Upon the commencement of a tender offer from the Underlying Securities Issuer or an affiliate thereof and if the Trustee receives a Call Notice from any Warrant Holder no later than five Business Days prior to the expiration of the tender offer acceptance period that such Warrant Holder desires to exercise all or a portion of its Call Warrants in connection with the consummation of any such tender offer, then the Trustee shall tender, in compliance with the tender offer requirements, an amount of Underlying Securities equal to the amount of Underlying Securities that would be distributable to the Warrant Holder in connection with the exercise of such Call Warrants.

            (c) If the Trustee receives notice of a redemption by the Underlying Securities Issuer or an Affiliate thereof for some or all of the Underlying Securities, the Trustee shall, within one Business Day, notify the Warrant Agent, if any, and forward to any such Warrant Agent copies of all materials received by the Trustee in connection therewith. Any Warrant Holder that desires to call Underlying Securities in connection with a redemption by the Underlying Securities Issuer shall send a Call Notice to the Trustee no later than five Business Days prior to the date such Underlying Securities are to be redeemed.

            (d) Proceeds received by the Trustee in connection with any exercise of Call Warrants will be allocated to the related Certificateholders in the manner set forth in the related Series Supplement.

            (e) A Plan fiduciary, whether or not a Certificateholder at such time, may request in writing that the Trustee provide such Plan fiduciary with such information as shall be necessary for it to determine whether any of the related Call Warrant Holders is (i) a "party in interest" (within the meaning of ERISA, Section 3(14)); or (ii) a "disqualified person" within the meaning of Internal Revenue Code ("Code") Section 4975(e)(2) with respect to any employee benefit plan or Plan identified to the Trustee by such Plan fiduciary at the time such request is made in order for the Plan fiduciary to determine whether an investment in the Certificates by such Plan is or would be permissible under ERISA or the Code. Any such written request of a Plan fiduciary shall be accompanied by a certification of the Plan fiduciary, opinion of counsel experienced in such issues, and such other documentation as the Trustee may require, in order to establish that such disclosure is necessary for the Plan fiduciary to determine compliance with ERISA and the Code, as well as a confidentiality agreement, whereby the Plan fiduciary agrees not to disclose the identity of any Call Warrant Holders except to any legal or other experts as necessary to make such determination.

                                   ARTICLE V

                                The Certificates

            SECTION 5.01. The Certificates. (a) The Certificates of any Series (or Class within such Series) may be issued in fully registered form as Registered Certificates and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Series Supplement.

            (b) The Certificates may be issued in one or more Series, each of which Series may, subject to the provisions of the Code and the intended status of each Trust to constitute a fixed investment trust for federal income tax purposes, be issued in one or more Classes, with such further particular designation added or incorporated in such title for the Certificates of any particular Series or Class within such Series as the Depositor may determine. Each Certificate shall bear upon its face the designation so selected for the Series and Class to which it belongs. All Certificates of the same Series and Class shall be identical in all respects except for the denominations thereof. All Certificates of all Classes within any one Series at any time Outstanding shall be identical except for differences among the Certificates of the different Classes within such Series specified in the applicable Series Supplement. Except as otherwise provided in a Series Supplement, all Certificates of a particular Series (and all Classes within such Series) issued under this Trust Agreement shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Trust Agreement.

            (c) Each Series (and all Classes within such Series) of Certificates shall be created by a Series Supplement authorized by the Depositor and establishing the terms and provisions of such Series. The several Series may, subject to the provisions of the Code and the intended status of each Trust to constitute a fixed investment trust for federal income tax purposes, differ as between Series and any given Class may vary as between the other Classes within any given Series.

            SECTION 5.02. Execution, Authentication and Delivery. (a) The Certificates of a Series shall be executed by the Trustee, upon written direction by the Depositor. The signature of the Trustee may be manual or facsimile. Certificates bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Trustee shall be binding, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

            (b) Each Certificate shall be dated as of the later of the date specified in the related Series Supplement and the date of its authentication.

            (c) No Certificate shall be entitled to any benefit under this Trust Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in one of the forms provided for herein or in the form of Certificate attached to the related Series Supplement executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder and is entitled to the benefits of this Trust Agreement.

            SECTION 5.03. Temporary Certificates. Pending the preparation of Definitive Certificates of any Series (or Class within each such Series), the Depositor may execute, and upon receipt of a Depositor Order, the Trustee shall authenticate and deliver temporary Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Certificates in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as may be authorized by such Depositor Order. Any such temporary Certificate may be in global form, representing all or a portion of the Outstanding Certificates of such Series or Class. Every such temporary Certificate shall be executed by the

Depositor and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Definitive Certificate or Definitive Certificates in lieu of which is issued.

            If temporary Certificates of any Series (or Class within such Series) are issued, the Depositor will cause Definitive Certificates of such Series or Class to be prepared without unreasonable delay. Except as otherwise specified in the applicable Series Supplement, (a) after the preparation of Definitive Certificates of such Series or Class, the temporary Certificates of such Series or Class shall be exchangeable for Definitive Certificates of such Series or Class upon surrender of the temporary Certificates of such Series or Class at the office of the Trustee in a Place of Distribution for such Series or Class, without charge to the Holder, except as provided in Section 5.04 in connection with a transfer, and (b) upon surrender for cancellation of any one or more temporary Certificates of any Series or Class within such Series (accompanied by any unmatured coupons appertaining thereto), the Depositor shall execute and the Trustees shall authenticate and deliver in exchange therefore Definitive Certificates with a like Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, of the same Series (or Class within such Series) of authorized denominations and of like tenor. Until so exchanged, temporary Certificates of any Series (or Class within such Series) shall in all respects be entitled to the same benefits under this Trust Agreement as Definitive Certificates of such Series or Class, except as otherwise specified in the applicable Series Supplement with respect to the payment of interest on Global Securities in temporary form.

            Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Definitive Certificates represented thereby pursuant to this Section 5.03 or Section 5.04, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the aggregate Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, evidenced thereby, whereupon the aggregate Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

            SECTION 5.04. Registration; Registration of Transfer and Exchange.
(a) The Trustee shall cause to be kept a register for each Series of Registered Certificates (the registers maintained in such office and in any other office or agency of the Trustee in a Place of Distribution being herein sometimes collectively referred to as the "Certificate Register") in which a transfer agent and registrar (which may be the Trustee) (the "Certificate Registrar") shall provide for the registration of Registered Certificates and the registration of transfers and exchanges of Registered Certificates. The Trustee is hereby initially appointed Certificate Registrar for the purpose of registering Registered Certificates and transfers and exchanges of Registered Certificates as herein provided; provided, however, that the Trustee may appoint one or more co-Certificate Registrars. Upon any resignation of any Certificate Registrar, the Depositor shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Certificate Registrar.

            If a Person other than the Trustee is appointed by the Depositor as Certificate Registrar, the Depositor will give the Trustee prompt written notice of the appointment of a Certificate Registrar and of the location, and any change in the location, of the Certificate

Register, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Certificate Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Registered Certificates and the principal amounts and numbers of such Registered Certificates.

            (b) Upon surrender for registration of transfer any Registered Certificate of any Series (or Class within such Series) at the office or agency of the Trustee, if the requirements of Section 8-401(1) of the UCC are met to the Depositor's satisfaction, the Depositor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Certificates of any authorized denominations, of a like Series, Class and aggregate Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable.

            (c) Notwithstanding any other provisions of this Section, unless and until it is exchanged in whole or in part for the individual Certificates represented thereby, a Global Security representing all or a portion of the Certificates of a Series (or Class within such Series) may not be transferred except as a whole by the Depository for such Series or Class to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such Series or Class or a nominee of such successor Depository.

            (d) At the option of the Holder, Registered Certificates of any Series (or Class within such Series) (other than a Global Security, except as set forth below) may be exchanged for other Registered Certificates of the same Series or Class of any authorized denomination or denominations of like tenor and aggregate Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, upon surrender of the Registered Certificates to be exchanged at the office or agency of the Trustee maintained for such purpose.

            (e) If at the time the Depository for the Certificates of a Series (or Class within such Series) notifies the Depositor that it is unwilling or unable to continue as Depository for the Certificates of such Series or Class or if at any time the Depository for the Certificates of such Series or Class shall no longer be eligible under Section 5.08(b), the Depositor shall appoint a successor Depository with respect to the Certificates of such Series or Class. If a successor Depository for the Certificates of such Series or Class is not appointed by the Depositor within 90 days after the Depositor receives such notice or becomes aware of such ineligibility, the Depositor's election as specified in the related Series Supplement shall no longer be effective with respect to the Certificates of such Series or Class and the Depositor will execute, and the Trustee, upon receipt of a Depositor Order for the authentication and delivery of individual Certificates of such Series or Class, will authenticate and deliver individual Certificates of such Series or Class in an aggregate Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, equal to the aggregate Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, of the Global Security or Securities representing Certificates of such Series or Class in exchange for such Global Security or Securities.

            (f) The Depositor may at any time and in its sole discretion determine that individual Certificates of any Series (or Class within such Series) issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Depositor shall execute, and the Trustee, upon receipt of a Depositor Order for the authentication and delivery of individual Certificates of such Series or Class, shall authenticate and deliver, individual Certificates of such Series or Class in an aggregate Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, equal to the aggregate Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, of the Global Security or Securities representing Certificates of such Series or Class in exchange for such Global Security or Securities.

            (g) If specified by the Depositor pursuant to the related Series Supplement with respect to a Series (or Class within such Series) of Certificates, the Depository for such Series may surrender a Global Security for such Series or Class in exchange in whole or in part for individual Certificates of such Series or Class on such terms as are acceptable to the Depositor and such Depository. Thereupon, the Depositor shall execute, and the Trustee, upon receipt of a Depositor Order, shall authenticate and deliver, without service charge,

                  (i) to each Person specified by such Depository a new
            individual Certificate or Certificates of the same Series or Class, of any authorized denomination as requested by such Person in an aggregate Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, equal to and in exchange for such Person's beneficial interest in the Global Security; and

                  (ii) to such Depository a new Global Security in a
            denomination equal to the difference, if any, between the aggregate Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, of the surrendered Global Security and the aggregate Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, of individual Certificates delivered to Holders thereof.

            In any exchange provided for in any of the preceding three paragraphs, the Depositor shall execute, and the Trustee, upon receipt of a Depositor Order, will authenticate and deliver individual Certificates in registered form in authorized denominations, if the Certificates of such Series or Class are issuable as Registered Certificates.

            Upon the exchange of a Global Security for individual Certificates, such Global Security shall be cancelled by the Trustee. Individual Registered Certificates issued in exchange for a Global Security pursuant to this Section
5.04 shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its Participants, any indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Certificates to the Person in whose names such Registered Certificates are so registered.

            (h) All Certificates issued upon any registration of transfer or exchange of Certificates shall constitute complete and indefeasible evidence of ownership in the Trust related to such Certificates and be entitled to the same benefits under this Trust Agreement as the Certificates surrendered upon such registration of transfer or exchange.

            (i) Every Registered Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Depositor, the Trustee or the Certificate Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Depositor, the Trustee or the Certificate Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing, with such signature guaranteed by a brokerage firm or financial institution that is a member of a Securities Approved Medallion Program such as Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP) or New York Stock Exchange Inc. Medallion Signature Program (MSP).

            (j) No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Depositor may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 5.03 not involving any transfer.

            (k) (i) No Private Certificate may be offered, resold, assigned or otherwise transferred (including by pledge or hypothecation) unless the purchaser or transferee is a QIB or an Accredited Investor; provided, however, that if such purchaser or transferee is a QIB, it shall be required to represent that (a) if it is a dealer of the type described in paragraph
(a)(1)(ii) of Rule 144A, such purchaser or transferee owns and invests on a discretionary basis not less than U.S. $25,000,000 in securities of issuers that are not affiliated with it and (b) it is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan.

                  (A) Prior to any offer, resale, assignment or transfer of any Private Certificates to a QIB in accordance with Rule 144A, the prospective transferee shall deliver to the Trustee an executed copy of an Investment Letter with respect to the Private Certificates to be transferred and the transferor must provide the Trustee with a Transferor Certificate. In the event the resale, assignment or transfer shall involve Private Certificates then being held in physical form, such Private Certificates shall be delivered to the Trustee for cancellation and the Trustee shall instruct the Depository to increase (x) in the case of an IO Strip Class, the aggregate Notional Amount or Amortizing Notional Balance, as applicable, or (y) in the case of a P&I Class or a PO Strip Class, the aggregate Certificate Principal Balance, of such Private Certificates held in book-entry form by an amount equal to the aggregate notional amount or aggregate principal amount, as the case may be, of the Private Certificates so resold, assigned or transferred and to issue a beneficial interest in such global Private Certificates to such transferee.

                  (B) Prior to any offer, resale, assignment or transfer of any Private Certificates to an Accredited Investor, the prospective transferee and the prospective transferor shall be required to deliver to the Trustee documentation certifying that the offer, resale, assignment or transfer is made pursuant to an available exemption from registration provided under the Securities Act and in accordance with any applicable securities laws of any state of the United States and other jurisdictions and, in the event any such Private Certificate shall then be held in book entry form and such resale, assignment or transfer shall be to an Accredited Investor that is not a QIB, the Trustee shall instruct the Depository to decrease (x) in the case of an IO Strip Class, the aggregate Notional Amount or Amortizing Notional Balance, as applicable, or (y) in the case of a P&I Class or a PO Strip Class, the Certificate Principal Balance, of such Private Certificates held in book entry form and the Trustee shall authenticate and deliver one or more Private Certificates in physical form in an aggregate notional amount or aggregate principal amount, as the case may be, equal to the amount of Private Certificates resold, assigned or transferred.

            The Trustee may conclusively rely on the statements in any Investment Letter, Transferor Certificate or other documentation provided pursuant to Section 5.04(l)(i)(A) or 5.04(l)(i)(B) and shall be entitled to rely conclusively on the continuing accuracy thereof from time to time (unless and until otherwise notified in writing by the signatory thereto) in determining whether the provisions of this Section 5.04(l) have been complied with. None of the Certificate Trustee, the Depositor or any other Person shall be required to register the Certificates under the Securities Act or any state securities laws.

                  (ii) In addition to the foregoing, each prospective
            transferee of any Private Certificates shall acknowledge, represent and agree as follows:

                  (A) The transferee (1) is a QIB and (x) is aware that the sale to it is being made in reliance on Rule 144A and (y) is acquiring such Private Certificates for its own account or for the account of a QIB or (2) is an Accredited Investor. If such beneficial owner is a QIB, then (a) if it is a dealer of the type described in paragraph (a)(1)(ii) of Rule 144A under the Securities Act, it owns and invests on a discretionary basis not less than U.S. $25,000,000 in securities of issuers that are not affiliated with it and (b) it is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan.

                  (B) The transferee understands that the Private Certificates are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and that the Private Certificates have not been and will not be registered under the Securities Act.

                  (C) The transferee agrees that (x) if in the future it decides to offer, resell, pledge or otherwise transfer the Private Certificates, such Private Certificates shall only be offered, resold, assigned or otherwise transferred (1) to a QIB, in accordance with Rule 144A or (2) to an Accredited Investor, and, in each case, in accordance with any applicable securities laws of any state of the United States and other jurisdictions and (y) the transferee will, and each subsequent Holder is required to, notify any subsequent purchaser of such Private Certificates from it of the resale restrictions referred to in subclause (x) above.

                  (D) The transferee understands that none of the Trustee, the Depositor or the Underwriter is acting as a fiduciary or financial or investment adviser for such transferee.

                  (E) The transferee agrees that it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Trustee, the Depositor or the Underwriter other than any statements in a current offering memorandum for such Certificates.

                  (F) The transferee agrees that it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary and has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Trust Agreement) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Trustee, the Depositor or the Underwriter.

                  (G) The transferee understands that the Private Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Private Certificates have not been and will not be registered under the Securities Act, and, if in the future such beneficial owner decides to offer, resell, pledge or otherwise transfer the Private Certificates, such Private Certificates may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of the Trust Agreement and the legend on such Private Certificates. Such transferee acknowledges that no representation has been made as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Private Certificates.

                  (iii) No Private Certificate may be sold or transferred
            (including, without limitation by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt under applicable state securities laws. No purported transfer of any interest in any Private Certificate of any Series or any portion thereof that is not made in accordance with this Section 5.04(l) shall not be effective against or binding upon


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

            the Trust and any such purported transfer shall be null and void ab initio and vest in the purported transferee no rights under this Trust Agreement or against the related Underlying Assets in respect of such Series.

            (l) The Private Certificates of a Series will, unless otherwise agreed by the Depositor and the Trustee, bear a legend substantially to the following effect:

            "THIS CERTIFICATE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THE CERTIFICATE REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE TRUST AGREEMENT.

            EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED
            THAT THE SELLER OF THIS CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE
            SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER."

            SECTION 5.05. Mutilated, Destroyed, Lost and Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee at its Corporate Trust Office or (ii) the Depositor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Depositor and the Trustee such security or indemnity as they may require to hold each of them and any Paying Agent harmless, and neither the Depositor nor the Trustee receives notice that such Certificate has been acquired by a bona fide purchaser, then the Depositor shall execute and the Trustee, upon receipt of a Depositor Order, shall authenticate and deliver, in exchange for any such mutilated Certificate, or in lieu of any such destroyed, lost or stolen Certificate, a new Certificate of the same Series or Class of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding.

            Upon the issuance of any new Certificate under this Section, the Depositor may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Certificate of any Series or Class issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust related to such Series, whether or not the destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Trust Agreement equally and proportionately with any and all other Certificates of that Series or Class duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.


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

            SECTION 5.06. Persons Deemed Owners. (a) The Depositor, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name any Registered Certificate is registered as the owner of such Registered Certificate for the purpose of receiving distributions of principal of (and premium, if any) and (subject to Section 4.02) interest, if any, on such Registered Certificate and for all other purposes whatsoever, whether or not such Registered Certificate be overdue, and neither the Depositor or the Trustee, nor any agent of the Depositor or the Trustee shall be affected by notice to the contrary.

            (b) None of the Depositor, the Trustee or any of their agents will have any responsibility or liability for any aspect of the records relating to or distributions made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

            SECTION 5.07. Cancellation. Unless otherwise specified in the related Series Supplement for Certificates of any Series, all Certificates surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. No Certificates shall be authenticated in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Trust Agreement.

            SECTION 5.08. Global Securities. (a) If the Series Supplement pursuant to Section 5.01 provides that a Series (or Class within such Series) of Certificates shall be represented by one or more Global Securities, then the Depositor shall execute and the Trustee shall authenticate and deliver one or more Global Securities, that (i) shall represent an aggregate initial Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, equal to the aggregate initial Certificate Principal Balance, Notional Amount or Amortizing Notional Balance, as applicable, of the Certificates of such Series or Class to be represented by such one or more Global Securities, (ii) shall be registered, if in registered form, in the name of the Depository for such Global Security or Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Certificates represented hereby, this Global Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository."

            No Holder of a Certificate of such Series or Class will receive a Definitive Certificate representing such Holder's interest in such Certificate or Certificates, except as provided in Section 5.09. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to Holders of such Series or Class pursuant to Section 5.10:

                  (i) the provisions of this Section 5.08 shall be in full
            force and effect;

                  (ii) the Certificate Registrar and the Trustee shall be
            entitled to deal with the Depository for all purposes of this Trust Agreement (including the distribution of principal of, and premium, if any, and interest on the Certificates


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

            and the giving of instructions or directions hereunder) as the sole Holder of the Certificates of such Series or Class, and shall have no obligation to the owners of beneficial interests in such Series or Class (collectively, the "Certificate Owners");

                  (iii) to the extent that the provisions of this Section 5.08 conflict with any other provisions of this Trust Agreement, the provisions of this Section 5.08 shall control;

                  (iv) the rights of Certificate Owners of such Series or Class shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Certificate Owners and the Depository or its Participants; and

                  (v) whenever this Trust Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates of such Series or Class evidencing a specified percentage of the aggregate Voting Rights of such Series or Class, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners of such Series or Class or Participants in such Depository's system owning or representing, respectively, such required percentage of the beneficial interest in the Certificates of such Series or Class and has delivered such instructions to the Trustee.

            (b) Each Depository designated in the related Series Supplement for a Global Security in registered form must, at the time of its designation and at all times while it serves as such Depository, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

            SECTION 5.09. Notices to Depository. Whenever a notice or other communication to the Holders of a Series or Class within such Series represented by one or more Global Securities is required under this Trust Agreement, unless and until Definitive Certificates for such Series or Class shall have been issued to such Certificate Owners pursuant to Section 5.10, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Certificates of such Series to the Depository, and shall have no obligation to the Certificate Owners.

            SECTION 5.10. Definitive Certificates. If in respect of a Series (or Class within such Series) represented by one or more Global Securities (i) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Certificates of such Series or Class and the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system of such Series or Class through the Depository or (iii) Certificate Owners representing beneficial interests aggregating at least a majority (or such other Required Percentage that may be specified in a Series Supplement) of the Voting Rights of the Certificates of such Series or Class advise the Depository in writing that the continuation of a book-entry system for such Series or Class through the Depository is no longer in the best interests of the Certificates Owners of such Series or Class, then the Depository shall notify all Certificate Owners or Participants in the Depository's system with respect to such Series or Class and the Trustee of the occurrence of any such event and of the availability of Definitive Certificates for such Series or Class to Certificate Owners of such Series or Class requesting the same.

            Upon surrender to the Trustee of the Global Securities of such Series or Class by the Depository, accompanied by registration instructions, the Depositor shall execute and the Trustee shall authenticate the Definitive Certificates of such Series or Class in accordance with the instructions of the Depository. None of the Depositor, the Certificate Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of Series or Class, the Trustee shall recognize the Holders of the Definitive Certificates of such Series or Class as Holders.

            SECTION 5.11. Currency of Distributions in Respect of Certificates.
(a) Except as otherwise specified in the related Series Supplement for Registered Certificates of any Series (or Class within such Series), distributions of the principal of (and premium, if any) and interest on Registered Certificates of such Series or Class will be made in Dollars.

            (b) For purposes of any provision of the Trust Agreement where the Holders of Outstanding Certificates may perform an act that requires that a specified percentage of the aggregate Voting Rights of the Certificates of all Series perform such act and for purposes of any decision or determination by the Trustee of amounts due and not distributed for the principal of (and premium, if any) and interest on the Certificates of all Series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) or notional amount of, as applicable, and interest on the Outstanding Certificates denominated in a Foreign Currency will be the amount in Dollars based upon exchange rates, determined as specified in the related Series Supplement for Certificates of such Series, as of the date for determining whether the Holders entitled to perform such act have performed it or as of the date of such decision or determination by the Trustee, as the case may be.

            (c) With respect to Certificates of any Series, any decision or determination to be made regarding exchange rates shall be made by an Exchange Rate Agent appointed by the Depositor; provided, however, that such Exchange Rate Agent shall accept such appointment in writing and the terms of such appointment shall be acceptable to the Trustee and shall, in the opinion of the Depositor at the time of such appointment, require such Exchange Rate Agent to make such determination by a method provided in the applicable Series Supplement for the making of such decision or determination. All decisions and determinations of such Exchange Rate Agent regarding exchange rates shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Depositor, the Trustee and all Holders of the Certificates of such Series.

            (d) If distributions in respect of a Certificate are required to be made in a Specified Currency other than Dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Trustee and the Depositor or is no longer used by the government of the country issuing such Specified Currency or is no



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

longer commonly used for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such Certificate shall be made in Dollars until such Specified Currency is again so used in the manner specified in the related Series Supplement.

            SECTION 5.12. Conditions of Authentication and Delivery of New Series. Certificates of a new Series may be issued at any time and from time to time after the execution and delivery of these Standard Terms and the related Series Supplement. The Depositor shall execute and deliver Certificates of such Series to the Trustee and the Trustee shall authenticate and deliver such Certificates upon a Depositor Order and upon delivery by the Depositor to the Trustee of the following:

                        (1) The delivery of the Underlying Securities in
                  accordance with Section 2.01(b);

                        (2) Opinions of Counsel to the Depositor, addressed to
                  the Trustee, in a form acceptable to the Trustee;

                        (3) An Officer's Certificate of the Depositor, dated as
                  of the applicable Issue Date, to the effect that all of the requirements of this Section 5.12 have been satisfied, and that the Depositor is not in breach of this Trust Agreement and that the issuance of the Certificates will not result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, the Depositor's Certificate of Incorporation or by-laws, or any indenture, mortgage, deed of transfer or other agreement or instrument to which the Depositor is a party or by which it or its property is bound or any order of any court or administrative agency entered in any Proceeding to which the Depositor is a party or by which it or its property may be bound or to which it or its property may be subject;

                        (4) A Series Supplement consistent with the applicable
                  provisions of these Standard Terms;

                        (5) If applicable, a fully executed copy of the Swap
                  Agreement or any Credit Support Instrument, together with all documents and opinions required to be delivered to the Trust upon execution thereof pursuant to the terms thereof; and

                        (6) Written instructions by the Depositor to the
                  Trustee directing the Trustee to enter into and perform any obligations under the Swap Agreement, if applicable, and/or the Market Agent Agreement, if applicable.

            If all the Certificates of a Series are not to be originally issued at the same time, then the documents required to be delivered pursuant to this
Section 5.12 must be delivered only once, prior to the authentication and delivery of the first Certificate of such Series; provided, however, that any subsequent Depositor Order to the Trustee to authenticate Certificate of such Series upon original issuance shall constitute a representation and warranty by the Depositor that,


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

as of the date of such request, the statements made in this Section 5.12 shall be true and correct as if made on such date.

            SECTION 5.13. Appointment of Paying Agent. The Trustee may appoint one or more paying agents (each, a "Paying Agent") with respect to the Certificates of any Series. Any such Paying Agent shall be authorized to make distributions to Certificateholders of such Series from the Certificate Account for such Series pursuant to the provisions of the applicable Series Supplement and shall report the amounts of such distributions to the Trustee. Any Paying Agent shall have the revocable power to withdraw funds from such Certificate Account for the purpose of making the distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent shall initially be the Trustee and any co-paying agent chosen by the Trustee and acceptable to the Depositor, including, if and so long as any Series or Class within such Series is listed on the Luxembourg Stock Exchange and such exchange so requires, a co-paying agent in Luxembourg or another European city. Any Paying Agent shall be permitted to resign as Paying Agent upon 30 days' notice to the Trustee. In the event that the Trustee shall no longer be the Paying Agent, the Trustee shall appoint a successor or additional Paying Agent. The Trustee shall cause each successor to act as Paying Agent to execute and deliver to Trustee an instrument in which such successor or additional Paying Agent shall agree with the Trustee that it will hold all sums, if any, held by it for distribution to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders and will agree to such other matters as are required by Section 317(b) of the Trust Indenture Act. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal shall also return all funds in its possession to the Trustee. The provisions of Sections 7.01, 7.03, 7.04 and 7.06 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything contained herein to the contrary, the appointment of a Paying Agent pursuant to this Section 5.13 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Trust Agreement other than with respect to funds paid to such Paying Agent.

            SECTION 5.14. Authenticating Agent. (a) The Trustee may appoint one or more authenticating agents (each, an "Authenticating Agent") with respect to the Certificates of any Series which shall be authorized to act on behalf of the Trustee in authenticating such Certificates in connection with the issuance, delivery and registration of transfer or exchange of such Certificates. Whenever reference is made in this Trust Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Depositor. Notwithstanding anything contained herein to the contrary, the appointment of an Authenticating Agent pursuant to this Section 5.14 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Trust Agreement.

            (b) Any institution succeeding to the corporate agency business of any Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any power or any further act on the part of the Trustee or such Authenticating Agent. An Authenticating Agent may at any time resign by giving notice of resignation to the Trustee and to the Depositor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Depositor, the Trustee promptly may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Depositor. The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section. The provisions of Section 7.01, 7.03 and 7.04 shall be applicable to any Authenticating Agent.

            (c) Pursuant to an appointment made under this Section, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

            "This is one of the Certificates described in the Standard Terms and the related Series Supplement.

Dated:

                                    as Authenticating Agent
                                        for the Trustee,


                                    By
                                        --------------------------------------


            SECTION 5.15. Voting Rights with Respect to Underlying Securities.
(a) The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities as permitted by the depository with respect thereto and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from the Depository, Underlying Securities Trustee or Underlying Securities Issuer for its consent to any amendment, modification or waiver in respect of the Underlying Securities or any document relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Voting Rights of the Certificates) as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required.

            (b) Notwithstanding the foregoing paragraph (a), the Trustee shall at no time vote in favor of or consent to any matter (i) which would defer the timing or reduce the amount of any then presently scheduled payment on the Underlying Securities, including, without limitation, the deferral or elimination of any then existing right of Certificateholders to demand to accelerate the Underlying Securities following a default thereon or (ii) which would result in the exchange or substitution of any Underlying Security, except in each case with (x) the unanimous consent of the Certificateholders and (y) an opinion of counsel that such vote or consent would not materially increase the risk that the related Trust would be taxed as an association or publicly traded partnership taxable as a corporation under the Code; provided, however, that if an Event of Default has occurred and is continuing on the date on which any consent or vote described in clause (i) or (ii) of this paragraph (b) is required, the requirement set forth in clause (x) of this paragraph (b) shall not apply and the Trustee shall instead consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Voting Rights of the Certificates) as the Certificates of the Trust were actually voted or not voted by the Certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required.

            (c) Notwithstanding anything to the contrary stated herein, the Trustee shall at no time vote in favor of or consent to any matter that would cause the related Trust to be taxed as an association or publicly traded partnership taxable as a corporation under the Code.

            (d) The Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

            SECTION 5.16. Actions by Certificateholders.

            (a) Wherever in this Trust Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Certificateholders or Beneficial Owners, such action, notice or instruction may be taken or given by any Certificateholder or Beneficial Owner.

            (b) Certificateholders or Beneficial Owners shall not be required to act in concert with any other Certificateholder or Beneficial Owner or any other Person.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder or Beneficial Owner of a Certificate shall bind such Certificateholder or Beneficial Owner and every subsequent Certificateholder or Beneficial Owner of such Certificate or any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted to be done by the Certificateholder or Beneficial Owner or the Trustee in reliance thereon, whether or not notation of such action is made upon such Certificate.

            (d) Certificateholders of Certificates are beneficial owners of the right to receive principal payments and interest payments to which such Certificates relate and, as such, will have the right following an event of default with respect to any Underlying Security to proceed directly against the Underlying Securities Issuer(s). Such Certificateholders are not required to join other Certificateholders of Certificates, the Depositor or the Trustee in order to proceed against the Underlying Securities Issuer(s).

            SECTION 5.17. Notices of Events of Default, Defeasance. (a) As promptly as practicable after, and in any event within 30 days after, the occurrence of any Event of Default with respect to a Series actually known to a Responsible Officer of the Trustee, the Trustee shall give notice of such Event of Default to the Depository, or, if any Certificates of such Series are not then held by DTC or any other depository, directly to the registered Holders of such Certificates and, if applicable, to the Warrant Agent. However, except in the case of an Event of Default relating to the payment of principal of or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the Certificateholders.

            (b) In addition, if applicable with respect to a given Series, the Trustee shall promptly notify each Rating Agency then rating the Certificates of such Series upon its obtaining actual knowledge of the occurrence of a defeasance under the applicable Underlying Securities Issuance Agreement with respect to the Underlying Securities.

            SECTION 5.18. Judicial Proceedings Instituted by Trustee; Trustee May Bring Suit. If there shall be a failure to make payment of the principal of or premium, if any, or interest on any Underlying Security, then the Trustee, in its own name, and as trustee of an express trust, as holder of such Underlying Security, shall be, to the extent permitted by and in accordance with the terms of the Underlying Security, subject to the limitations on acceleration and the exercise of remedies set forth therein, entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, including the power to make a demand on the trustee in respect of such Underlying Security, if provided for, to take action to enforce the Underlying Security for the collection of the sums so due and unpaid on such Underlying Security and may prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

            SECTION 5.19. Control by Certificateholders. The Holders of Certificates and Call Warrants of a Series, subject to the approval of (i) Certificates representing not less than the Required Percentage and (ii) if applicable, 100% of the Warrant Holders, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee under this Trust Agreement, including any right of the Trustee as holder of the Underlying Securities; provided, however, that:

                        (1) such direction shall not be in conflict with any
                  rule of law or with this Trust Agreement and would not involve the Trustee in personal liability or expense;

                        (2) the Trustee shall not determine that the action so
                  directed would be unjustly prejudicial to the Holders of Certificates of such Series not taking part in such direction; and


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

                        (3) the Trustee may take any other action deemed proper
                  by the Trustee which is not inconsistent with such direction.

            SECTION 5.20. Waiver of Past Defaults. The Holders of the Required Percentage of any Series may direct the Trustee to vote such percentage of the Underlying Securities held by the Trustee as corresponds to the percentage of the aggregate principal amount of the Certificates of such Series held by such Holders to waive any past Event of Default thereunder with respect to such Series of Certificates and its consequences or may instruct the Trustee, on behalf of all Certificateholders of such Series, to waive any past default under this Trust Agreement and its consequences, except a default:

                        (1) in the payment of the principal of or premium, if
                  any, or interest on the Underlying Securities or the Certificates;

                        (2) in respect of a covenant or provision hereof which
                  under Article X hereof cannot be modified or amended without the consent of the Holder of each Outstanding Certificate affected; or

                        (3) specified in the applicable Series Supplement, if
                  any, unless the applicable Series Supplement provides otherwise.

Upon any such direction, the Trustee shall vote such percentage of the Underlying Securities of the corresponding Series held by the Trustee as corresponds to the percentage of the aggregate principal amount of the Outstanding Certificates of such Series held by Holders who directed the Trustee to waive such default or Event of Default thereunder. Upon any waiver that is effective under the terms of such Class of Underlying Securities to waive such default or Event of Default, such default or Event of Default shall cease to exist with respect to this Trust Agreement, and, in the case of a default, any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement and any direction given by the Trustee on behalf of such Certificateholders or in respect of any Underlying Securities shall be annulled with respect thereto; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

            SECTION 5.21. Right of Certificateholders to Receive Payments Not to Be Impaired. Anything in this Trust Agreement to the contrary notwithstanding, the right of any Certificateholder to receive distributions of payments required pursuant to Section 4.01 hereof on the Certificates when due, or to institute suit for enforcement of any such payment on or after the applicable Distribution Date, Special Distribution Date or other date specified herein for the making of such payment, shall not be impaired or affected without the consent of such Certificateholder.

            SECTION 5.22. Remedies Cumulative. Every remedy given hereunder to the Trustee or to any of the Certificateholders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise.


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                                  ARTICLE VI

                                 The Depositor

            SECTION 6.01. Liability of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed by these Standard Terms and the related Series Supplement.

            SECTION 6.02. Limitation on Liability of the Depositor. (a) The Depositor shall not be under any obligation to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder or under a Series Supplement or in the exercise of any of its rights or power if reasonable grounds exist for believing that the repayment or such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (b) Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to any Trust or the Certificateholders of any Series for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Trust Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor against any breach of representations, warranties or covenants made herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of its obligations and duties hereunder.

            Unless otherwise provided in a related Series Supplement, each Trust will indemnify and hold harmless the Depositor and any director, officer, employee or agent of the Depositor against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties by the Depositor and any of its directors, officers, employees or agents hereunder or by reason of reckless disregard of their obligations and duties hereunder.

            (c) The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Trust Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Trust Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. The Depositor shall be under no obligation whatsoever to appear in, prosecute or defend any action, suit or other proceeding in respect of any Underlying Securities.

            (d) The Depositor shall not be liable to any Certificateholder for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any Certificateholder of a Certificate or any other person believed by it in good faith to be competent to give such advice or information, including, without limitation, the Calculation Agent, the Market Agent or the other party to this Trust Agreement. The Depositor may rely and



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shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

            (e) The Depositor shall not incur any liability to any Certificateholder if, by reason of any provision of any present or future law, or regulation thereunder, or any governmental authority, or by any reason of any act of God or war or other circumstance beyond the control of the relevant party, the Depositor shall be prevented or forbidden from doing or performing any act or thing which the terms of this Trust Agreement provide shall be done or performed; and the Depositor shall not incur any liability to any Certificateholder by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which the terms of this Trust Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Trust Agreement.

            SECTION 6.03. Depositor May Purchase Certificates. The Depositor may at any time purchase Certificates in the open market or otherwise. Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold. If Certificates are owned by Persons other than the Depositor, then the Certificates beneficially owned by the Depositor will be disregarded for purposes of determining whether the Required Percentage of the aggregate Voting Rights has given any request, demand, authorization, direction, notice, consent or waiver hereunder.

            SECTION 6.04. Merger or Consolidation of the Depositor. Nothing in this Trust Agreement shall prevent any consolidation or merger of the Depositor with or into any other corporation, or any consolidation or merger of any other corporation with or into the Depositor or any sale or transfer of all or substantially all of the property and assets of the Depositor to any other Person lawfully entitled to acquire the same; provided, however, that so long as Certificates are outstanding hereunder, (a) the Depositor covenants and agrees that any such consolidation, merger, sale or transfers shall be upon the condition that the due and punctual performance and observance of all the terms, covenants and conditions of this Trust Agreement to be kept or performed by the Depositor shall be assumed by the Person (if other than the Depositor) formed by or resulting from any such consolidation or merger, or which shall have received the transfer of all or substantially all of the property and assets of the Depositor, just as fully and effectually as if successor Person had been the original party of the first part hereto; and in the event of any such sale or transfer the predecessor Depositor may be dissolved, wound up and liquidated at any time thereafter and (b) the Depositor covenants and agrees that it will not, without the consent of its independent directors, consolidate or merge with or into any other Person or permit any other Person to consolidate or merge with or into it.

            SECTION 6.05. No Liability of the Depositor with Respect to the Underlying Securities; Certificateholders to Proceed Directly Against the Underlying Securities Issuer(s). (a) The sole obligor with respect to any Underlying Security is the Underlying Securities Issuer thereof. The Depositor shall not have any obligation on or with respect to the Underlying Securities; and its obligations with respect to Certificates shall be solely as set forth in this Trust Agreement.


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            (b) The Depositor is not authorized to proceed against the
Underlying Securities Issuer of any Underlying Security in the event of a default or to assert the rights and privileges of Certificateholders of Certificates and has no duty in respect thereof.

                                  ARTICLE VII

                             Concerning the Trustee

            SECTION 7.01. Duties of Trustee. (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in these Standard Terms and the related Series Supplement. The Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of such person's own affairs. The Trustee shall exercise those rights in a manner consistent with the status of any Trust created hereunder as a fixed investment trust for federal income tax purposes. The Trustee shall not have any power to vary the investment of any Certificateholders of any Series or to accept any assets (other than proceeds of the Underlying Securities) other than the Underlying Securities transferred to it on the Issue Date of any Series. Any permissive right of the Trustee enumerated in this Trust Agreement shall not be construed as a duty and shall be interpreted consistently with the status of the Trust as a fixed investment trust.

            (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Trust Agreement, shall examine them to determine whether they conform to the requirements of this Trust Agreement. If any such instrument is found not to conform to the requirements of this Trust Agreement, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Depositor and Certificateholders.

            (c) No provision of this Trust Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                  (i) the duties and obligations of the Trustee shall be
            determined solely by the express provisions of this Trust Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement, no implied covenants or obligations shall be read into this Trust Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Trust Agreement;

                  (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;


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

                  (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of the Required Percentage of the aggregate Voting Rights of a given Series (or Class or group of Classes within such Series), as specified in the applicable Series Supplement relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Trust Agreement;

                  (iv) the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (v) except for actions expressly authorized by this Trust
            Agreement, the Trustee shall take no actions reasonably likely to impair the interests of the Trust in any Underlying Security now existing or hereafter acquired or to impair the value of any Underlying Security now existing or hereafter acquired;

                  (vi) except as expressly provided in this Trust Agreement, the Trustee shall have no power to vary the corpus of the Trust including by (A) accepting any substitute obligation or asset for a Underlying Security initially assigned to the Trustee under Section 2.01, (B) adding any other investment, obligation or security to the Trust or (C) withdrawing from the Trust any Underlying Securities;

                  (vii) in the event that the Paying Agent or the Certificate
            Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or Certificate Registrar, as the case may be, under this Trust Agreement, the Trustee shall be obligated promptly upon its knowledge thereof to perform such obligation, duty or agreement in the manner so required;

                  (viii) the Trustee shall not be liable to any
            Certificateholder for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any Certificateholder of a Certificate or any other person believed by it in good faith to be competent to give such advice or information, including, without limitation, the Calculation Agent, the Market Agent or the other party to this Trust Agreement. The Trustee may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ix) the Trustee shall not incur any liability to any
            Certificateholder if, by reason of any provision of any present or future law, or regulation thereunder, or any governmental authority, or by any reason of any act of God or war or other circumstance beyond the control of the relevant party, the Trustee shall be prevented or forbidden from doing or performing any act or thing which the terms




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

            of this Trust Agreement provide shall be done or performed; and the Trustee shall not incur any liability to any Certificateholder by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which the terms of this Trust Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Trust Agreement;

                  (x) the Trustee shall be under no obligation whatsoever to appear in, prosecute or defend any action, suit or other proceeding in respect of any Underlying Securities;

                  (xi) whenever in the administration of this Trust Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate; and

                  (xii) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in reliance thereon, unless the Trustee's taking, suffering or omitting such action shall have been willful misconduct, in bad faith or negligent.

            (d) As promptly as practicable after, and in any event within 10 days after, the occurrence of any default (as such term is defined below) hereunder with respect to any Class of Certificates, the Trustee shall transmit by mail to the Depositor and the Holders of Certificates of such Class in accordance with Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or premium, if any, or interest on any Underlying Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Certificates of such Class. For the purpose of this Section, the term "default" means, with respect to any Class of Certificates, any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to such Class of Certificates.

            (e) Within five (5) Business Days after the receipt by the Trustee of a written application by any three or more Certificateholders stating that the applicants desire to communicate with other Certificateholders with respect to their rights under this Trust Agreement or under the Certificates, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned its Certificates for a period of at least six (6) months preceding the date of such application, the Trustee shall, at its election, either:

                  (i) afford to such applicants access to all information so furnished to or received by the Trustee; or


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

                  (ii) inform such applicants as to the approximate number of
            Certificateholders according to the most recent information so furnished to or received by the Trustee, and as to the approximate cost of mailing to such Certificateholders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to all such Certificateholders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

            (f) In the event that the Internal Revenue Service challenges the characterization of a Trust as a grantor trust, the Trustee, shall then file such forms as the Depositor may specify to establish the Trust's election pursuant to Section 761 of the Code to exclude the Trust from the application of Subchapter K of the Code and is hereby empowered to execute such forms on behalf of the related Certificateholders.

            SECTION 7.02. Between Trustee and Sub-Administrative Agents. (a) Unless otherwise provided in a Series Supplement, the Trustee may enter into Sub-Administration Agreements with one or more Sub-Administrative Agents in order to delegate certain of its administrative obligations with respect to a related Series under this Trust Agreement to such Sub-Administrative Agents; provided, however, that (i) such delegation shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Trust Agreement; (ii) the Rating Agency Condition shall have been satisfied with respect to the entering into of any such agreement and (iii) such agreements are consistent with the terms of these Standard Terms and, with respect to Certificates of any Series, the related Series Supplement. With respect to any Series (or Class within such Series) of Certificates, each Sub-Administration Agreement shall impose on the Sub-Administrative Agent requirements conforming to the provisions set forth in Section 3.01 and provide for administration of the related Trust and all or certain specified Underlying Securities for such Series consistent with the terms of this Trust Agreement. Additional requirements relating to the scope and contents of any Sub-Administration Agreement may be provided in the applicable Series Supplement. The Trustee shall deliver to the Depositor copies of all Sub-Administration Agreements which it enters into, and any amendments or modifications thereof, promptly upon the Trustee's execution and delivery of any such instruments.

            (b) The Trustee shall be entitled to terminate any Sub-Administration Agreement which it enters into and the rights and obligations of any Sub-Administrative Agent under any Sub-Administration Agreement in accordance with the terms and conditions of any such Sub-Administration Agreement. In the event of a termination of any Sub-Administration Agreement, the Trustee shall simultaneously reassume direct responsibility for all obligations delegated in such Sub-Administration Agreement without any act or deed on the part of the applicable Sub-Administrative Agent, the Trustee shall administer directly the related Underlying Securities or shall enter into a Sub-Administration Agreement with a successor Sub-Administrative Agent which so qualifies under this Section 7.02.


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(c) Unless otherwise provided in the applicable Series Supplements, in the event a Sub-Administrative Agent is administering one or more Underlying Securities pursuant to a Sub-Administration Agreement, the Sub-Administrative Agent shall be required immediately to direct the Trustee to deposit into a Sub-Administration Account any amounts collected with respect thereto, and all such amounts shall be deposited into the related Certificate Account not later than the Business Day after receipt thereof.

            SECTION 7.03. Certain Matters Affecting the Trustee. (a) Except as otherwise provided in this Article VII:

                  (i) the Trustee may request and rely upon and shall be
            protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Trustee may consult with counsel and any Opinion of
            Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Trust Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Trust Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (iv) the Trustee shall not be personally liable for any
            action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement;

                  (v) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, approval, bond or other paper or document believed by it to be genuine, unless requested in writing to do so by Holders of the Required Percentage of the aggregate Voting Rights of the affected Series (or Class or Classes within any such Series), as specified by the applicable Series Supplement; provided, however,that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Trust Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;


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                  (vi) the Trustee may execute any of the trusts or powers
            hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian; and

                  (vii) the Trustee shall not be personally liable for any loss resulting from the investment of funds held in any Certificate Account or Reserve Account at the direction of the Depositor pursuant to Section 3.05.

            (b) All rights of action under this Trust Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates of any Series (or Class within such Series), or the production thereof at the trial or other Proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Trust Agreement.

            SECTION 7.04. Trustee Not Liable for Recitals in Certificates or Underlying Securities. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates or in any document issued in connection with the sale of the Certificates (other than the signature and authentication on the Certificates). Except as set forth in
Section 7.11, the Trustee makes no representations or warranties as to the validity or sufficiency of this Trust Agreement or of the Certificates of any Series (other than the signature and authentication on the Certificates) or of any Underlying Security or related document. The Trustee shall not be accountable for the use or application by the Depositor, of any of the Certificates or of the proceeds of such Certificates.

            SECTION 7.05. Trustee May Own Certificates. The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee; provided, however, that in determining whether the required percentage of aggregate Voting Rights shall have consented to any action hereunder requiring the consent of the Certificateholders, the Trustee's interest shall be excluded.

            SECTION 7.06. Trustee's Fees and Expenses. (a) As compensation for its services hereunder with respect to each Series for which the Trustee acts as Trustee, the Trustee shall be entitled to the Trustee Fee and any amounts that constitute any Extraordinary Trust Expenses approved by 100% of the Certificateholders. The Trustee Fee with respect to any Series shall be paid by the Depositor and not from any related Trust Property. The Trustee shall bear all Ordinary Expenses. Failure by the Depositor to pay such amount shall not entitle the Trustee to any payment or reimbursement from the related Trust, nor shall such failure release the Trustee from the duties it is required to perform under the Trust Agreement.

            (b) Extraordinary Trust Expenses shall not be paid out of the Trust Property of a given Series unless all the Holders of the P&I Class Certificates and Strip Class Certificates of such Series then Outstanding have directed the Trustee to incur such Extraordinary Trust Expenses. The Trustee may incur other Extraordinary Trust Expenses if any lesser percentage of the Certificateholders requesting such action pursuant hereto reimburse the Trustee for the cost thereof from their own funds in advance. If Extraordinary Trust Expenses are not approved unanimously as set forth in the first sentence of this Section 7.06(b), such Extraordinary Trust


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Expenses shall not be an obligation of the Trust, and the Trustee shall not file any claim against the Trust therefor notwithstanding failure of Certificateholders to reimburse the Trustee.

            (c) If the Prepaid Ordinary Expenses set forth in the Series Supplement is greater than zero, the Trustee acknowledges that the Depositor has paid to the Trustee an amount equal to the Prepaid Ordinary Expenses, and the Trustee agrees that the payment of such amount shall constitute full and final satisfaction of and payment for all Ordinary Expenses.

            (d) If the Prepaid Ordinary Expenses set forth in the Series Supplement is zero, the Series Supplement may indicate that Ordinary Expenses will be paid for by the Trust, in which case the Trustee shall be paid on a periodic basis by the Trust at the rate or amount and on the terms provided for in the Series Supplement. The Trustee agrees that its right to receive such payments from the Trust shall constitute full and final satisfaction of and payment for all Ordinary Expenses and that the Trustee shall have no claim on payment of Ordinary Expenses from any other source, including the Depositor.

            (e) If the Prepaid Ordinary Expenses set forth in the Series Supplement is zero, the Series Supplement may provide that the Depositor shall pay to the Trustee from time to time a fee for its services and expenses as Trustee as set forth in the Series Supplement payable at the times set forth therein. The Trustee agrees that its right to receive such payments from the Depositor shall constitute full and final satisfaction of and payment for all Ordinary Expenses and that the Trustee shall have no claim for payment of Ordinary Expenses from the Trust. The Trustee further agrees that, notwithstanding any failure by the Depositor to make such periodic payments of the Ordinary Expenses, the Trustee shall continue to perform its obligations under this Trust Agreement. The Depositor's obligations to pay Ordinary Expenses under this Trust Agreement shall be extinguished and of no further effect upon the payment of Ordinary Expenses due and owing on the termination of the Trust pursuant to Section 9.01 hereof.

            (f) Subject to subsection 7.06(g), all Extraordinary Trust Expenses, to the extent not paid by a third party are, and shall be, obligations of the Trust and when due and payable shall be satisfied solely by the Trust.

            (g) The Trustee shall not take any action, including appearing in, instituting or conducting any action or suit hereunder or in relation hereto, which is not indemnifiable under Section 7.12 hereof which, in the Trustee's opinion, would or might cause it to incur costs, expenses or liabilities that are Extraordinary Trust Expenses unless (i) the Trustee is satisfied that it will have adequate security or indemnity in respect of such costs, expenses and liabilities, (ii) the Trustee has been instructed to do so by Certificateholders representing not less than the Required Percentage of the aggregate principal amount of Certificates then outstanding, and (iii) the Certificateholders, pursuant to the instructions given under clause (ii) above, have agreed that such costs, expenses or liabilities shall either be (x) paid by the Trustee from the Trust, in the case of a vote of 100% of the aggregate principal amount of Certificates then outstanding, or (y) paid by the Trustee (which payment shall be made out of its own funds and not from monies on deposit in the Trust) in which case the Trustee shall be entitled to receive, upon demand, reimbursement from those Certificateholders who have agreed to bear the entire amount of such costs, expenses or liabilities, on a pro rata basis among such Certificateholders.


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            SECTION 7.07. Eligibility Requirements for Trustee. (a) The Trustee
hereunder shall at all times be a corporation or an association which is not an Affiliate of the Depositor, the Underlying Securities Issuer or the Credit Support Provider (but may have normal banking relationships with such parties and their Affiliates) organized and doing business under the laws of any State or the United States, authorized under such laws to exercise corporate trust powers which shall be eligible to act as a trustee under Section 310(a) of the Trust Indenture Act, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation or association (or its parent) publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. Such corporation or association (or its parent) must be rated in one of the four highest rating categories by the Rating Agency. In the event that at any time such Trustee shall cease to be eligible in accordance with the provisions of this Section, such Trustee shall resign immediately in the manner and with the effect specified in Section 7.08.

            (b) In determining whether the Trustee has a conflicting interest with respect to any Class of Certificates under Section 310(b) of the Trust Indenture Act and this Section, each other Class of Certificate will be treated as having been issued under an indenture other than this Trust Agreement.

            SECTION 7.08. Resignation or Removal of the Trustee; Appointment of Successor Trustee. (a) The Trustee may at any time resign as Trustee hereunder by written notice of its election so to do, delivered to the Depositor and each Rating Agency, and such resignation shall take effect upon the appointment of a successor Trustee and its acceptance of such appointment as hereinafter provided; provided, however, that in the event of such resignation, the Trustee shall (a) assist the Depositor in finding a successor Trustee acceptable to the Depositor and (b) negotiate in good faith concerning any prepaid but unaccrued fees.

            (b) The Trustee may be removed as Trustee hereunder (i) by the Depositor at any time by written notice delivered to the Trustee and each Rating Agency in the manner provided in Section 10.04 hereof or (ii) by the Holders of the Required Percentage of Certificates upon 60 days prior written notice delivered to the Trustee and each Rating Agency in the manner provided in Section 10.04 hereof. Any such removal shall take effect upon the appointment of the successor trustee and its acceptance of such appointment as provided in the succeeding paragraph; provided, however, that in the event of such removal, the Depositor shall negotiate in good faith with the Trustee in order to agree regarding payment of the termination costs of the Trustee resulting from such removal.

            (c) Upon the designation of a successor Trustee, following either resignation or removal of the Trustee, the Trustee shall deliver to the successor Trustee all records relating to the Certificates in the form and manner then maintained by the Trustee, which shall include a hard copy thereof upon written request of the successor Trustee.

            (d) If at any time the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be


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

appointed, or any public officer shall take charge or control of the Trustee or of its property of affairs for the purpose of rehabilitation, conservation or liquidation, the Depositor shall petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. In the event the Trustee resigns or is removed, the Trustee shall reimburse the Depositor for any fees or charges previously paid to the Trustee in respect of duties not yet performed under this Trust Agreement which remain to be performed by a successor Trustee.

            (e) In case at any time the Trustee acting hereunder notifies the Depositor that it elects to resign or the Depositor or Holders of the Required Percentage of Certificates notifies or notify the Trustee that it or they elects or elect to remove the Trustee as Trustee, the Depositor shall, within ninety (90) days after the delivery of the notice of resignation or removal, appoint a successor Trustee, which shall satisfy the requirements for a trustee under Section 7.07. If no successor Trustee has been appointed within 90 days after the Trustee has given written notice of its election to resign or the Depositor or Holders of the Required Percentage of Certificates have given written notice to the Trustee of its or their election to remove the Trustee, as the case may be, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. Every successor Trustee shall execute and deliver to its predecessor and to the Depositor an instrument in writing accepting its appointment hereunder, and thereupon such successor Trustee, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor and for all purposes shall be the Trustee under this Trust Agreement, and such predecessor, upon payment of all sums due it and on the written request of the Depositor, shall execute and deliver an instrument transferring to such successor all rights, obligations and powers of such predecessor hereunder, and shall duly assign, transfer and deliver all right, title and interest in the Underlying Securities and parts thereof to such successor Trustee. Any successor Trustee shall promptly give notice of its appointment to the Certificateholders of Certificates for which it is successor Trustee in the manner provided in Section 10.04 hereof.

            (f) Any corporation into or with which the Trustee may be merged, consolidated or converted shall be the successor of such Trustee without the execution or filing of any document or any further act.

            SECTION 7.09. Merger or Consolidation of Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be party, or any corporation or association succeeding to the trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or association shall be eligible under the provisions of Section 7.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            SECTION 7.10. Appointment of Office or Agency. As specified in a Series Supplement, the Trustee shall appoint an office or agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for the final distribution with respect thereto, and where notices and demands to or upon the Trustee in respect of the Certificates of the related Series and this Trust Agreement may be served.


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            SECTION 7.11. Representations and Warranties of Trustee. The
Trustee represents and warrants that:

                  (i) the Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or association;

                  (ii) neither the execution nor the delivery by the Trustee of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or New York law, governmental rule or regulation governing the banking or trust powers of the Trustee or any judgment or order binding on it, or violate its charter documents or by-laws or constitute a default under (or an event which, without notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of any material contract, indenture, mortgage, agreement or instrument to which it is a party or by which any of its properties may be bound.

                  (iii) the Trustee has full power, authority and right to
            execute, deliver and perform its duties and obligations as set forth herein and in each Series Supplement to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                  (iv) this Trust Agreement has been duly executed and
            delivered by the Trustee and constitutes the legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except as enforcement may be limited by the applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (v) the Trustee is not in violation, and the execution and delivery of the Trust Agreement by the Trustee and its performance and compliance with the terms thereof will not constitute a violation, of any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Trustee or its properties, which violation would reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or operations of the Trustee or its properties or on the performance of its duties hereunder;

                  (vi) there are no actions or proceedings against, or
            investigations of, the Trustee pending, or, to the knowledge of the Trustee, threatened, before any court, administrative agency or other tribunal (A) that could reasonably be expected to prohibit its entering into the Trust Agreement, (B) seeking to prevent the issuance of the Certificates contemplated by the Trust Agreement or
            (C) that could reasonably affect the performance by the Trustee of its obligations under, or the validity or enforceability against the Trustee of, the Trust Agreement; and



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

                  (vii) no consent, approval, authorization or order of any
            court, governmental agency or body is required for the execution, delivery and performance by the Trustee of, or compliance by the Trustee with, the Trust Agreement, or for the consummation of the transactions contemplated by the Trust Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the date hereof.

The representations and warranties of the Trustee set forth in this Section
7.11 shall survive the receipt of Underlying Securities by the Trustee and shall survive the delivery of the Trust Agreement by the Trustee to the Depositor.

            SECTION 7.12. Indemnification of Trustee by the Depositor; Contribution. (a) The Depositor agrees, to the extent the Trustee is not reimbursed pursuant to Section 7.06 hereof, to indemnify the Trustee against, and hold it harmless from, any loss, expense or liability incurred in connection with any legal action relating to this Trust Agreement or the Certificates or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under this Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder or as a result of a breach of the Trustee's obligations and duties hereunder.

            (b) If the indemnification provided for in the preceding paragraph is invalid or unenforceable in accordance with its terms, then the Depositor shall contribute to the amount paid or payable by the Trustee as a result of such liability in such proportion as is appropriate to reflect the relative benefits received by the Depositor on one hand and the Trustee as Trustee on the other hand. For this purpose (i) the benefits received by the Depositor shall be the aggregate amount received by it upon the sale of such Certificates, less the costs and expenses of such sale, including the cost of acquisition of the Underlying Securities or parts thereof evidenced thereby, and (ii) the benefits received by the Trustee as Trustee shall be the aggregate amount of fees received by it as Trustee, less costs and expenses incurred by it as Trustee in relation to such Certificates. If, however, the allocation provided by the immediately preceding two sentences is not permitted by applicable law, then the Depositor shall contribute to such amount paid or payable by the Trustee in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Depositor on the one hand and the Trustee on the other in connection with the actions or omissions which resulted in such liability, as well as any other relevant equitable considerations.

            (c) In case any claim shall be made or action brought against the Trustee for any reason for which indemnity may be sought against the Depositor as provided above, the Trustee shall promptly notify the Depositor in writing setting forth the particulars of such claim or action and the Depositor may assume the defense thereof. In the event that the Depositor assumes the defense, the Trustee shall have the right to retain separate counsel in any such action but shall bear the fees and expenses of such counsel unless (i) the Depositor shall have specifically authorized the retaining of such counsel or
(ii) the parties to such suit include the Trustee and the Depositor, and the Trustee has been advised in writing by such counsel that one or more legal defenses may be available to it which may not be available to the Depositor, in



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which case the Depositor shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the reasonable fees and expenses of such counsel.

            (d) The term "liability," as used in this Section 7.12, shall include any losses, claims, damages, expenses (including without limitation the Trustee's reasonable costs and expenses) in defending itself against any losses, claims or investigations of any nature whatsoever.

            (e) The obligations of the Depositor under this Section 7.12 shall be in addition to any liability which the Depositor may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Trustee, and to each person, if any, who controls the Trustee within the meaning of the Exchange Act.

            (f) Notwithstanding anything to the contrary contained in this
Section 7.12, the Depositor shall not be liable for settlement of any such claim by the Trustee entered into without the prior written consent of the Depositor, which consent shall not be unreasonably withheld.

            (g) The indemnity provided in this Section shall survive the termination or discharge of this Trust Agreement.

            SECTION 7.13. Indemnification of Depositor by Trustee. The Trustee, in its individual capacity and not from the assets of the Trust, shall indemnify the Depositor and any successor trustee against any losses, claims, damages, expenses (including without limitation the Depositor's costs and expenses in defending itself against any losses, claims or investigations of any nature whatsoever) or other liabilities, joint or several, which may arise out of acts performed or omitted by the Trustee or its agents due to its or their negligence, bad faith or willful misconduct.

            SECTION 7.14. No Liability of the Trustee with Respect to the Underlying Securities; Certificateholders to Proceed Directly Against the Underlying Securities Issuer(s).

            (a) The sole obligor with respect to any Underlying Security is the Underlying Securities Issuer thereof. The Trustee shall not have any obligation on or with respect to the Underlying Securities; and its obligations with respect to Certificates shall be solely as set forth in this Trust Agreement.

            (b) The Trustee is not authorized to proceed against the Underlying Securities Issuer of any Underlying Security in the event of a default or to assert the rights and privileges of Certificateholders of Certificates and has no duty in respect thereof except as expressly provided herein.

            SECTION 7.15. The Depositor To Furnish Trustee with Names and Addresses of Certificateholders. The Depositor will furnish to the Trustee within 15 days after each Record Date with respect to any Distribution Date, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Depositor of any such request, a list, in such form as the Trustee may reasonably require, of all information in the possession or control of the Depositor as to the names and addresses of the Certificateholders, in each case as


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

of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the sole Certificate Registrar, no such list need be furnished.

            SECTION 7.16. Preservation of Information. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Certificateholders contained in the most recent list furnished to the Trustee as provided in Section 7.15, and the names and addresses of Certificateholders received by the Trustee in its capacity as Certificate Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.15, upon receipt of a new list so furnished.

            SECTION 7.17. Reports by Trustee. If required, within 60 days after May 15 of each year, commencing with the year 2007, the Trustee shall transmit to the Certificateholders, as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15, if required by Section 313(a) of the Trust Indenture Act.

            SECTION 7.18. Trustee's Application for Instructions from the Depositor. Any application by the Trustee for written instructions from the Depositor may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Trust Agreement and the date on and/or after which such action shall be taken or such omission shall be effective, if, but only if, the obligations of the Trustee with respect to such proposed action or omission are not set forth reasonably clearly in these Standard Terms and the related Series Supplement. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than ten (10) Business Days after the date an officer of the Depositor actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted; provided, however, that this provision shall not protect the Trustee from liability for any action or omission constituting willful misconduct, bad faith or negligence.

                                 ARTICLE VIII

                                  Market Agent

            SECTION 8.01. Market Agent. On or after an Issue Date in respect of any Trust, the Trustee may enter into one or more Market Agent Agreements with Lehman Brothers Inc. (or any other Person approved by the Depositor that is eligible to act as Market Agent pursuant to this Section), as the initial Market Agent. The Market Agent shall serve as such under the terms and provisions hereof and of the Market Agent Agreement. The Market Agent, including any successor appointed pursuant hereto, shall be a member of the National Association of Securities Dealers, Inc., have capitalization of at least $25,000,000, and be authorized by law to perform all the duties imposed upon it by this Trust Agreement and the Market Agent Agreement. The Market Agent may be removed at any time by the Trustee, acting at the direction of the Depositor; provided, however, that such removal shall not take effect until the appointment of a successor Market Agent. The Market Agent may resign upon 30 days' written notice delivered to the Trustee. The Trustee shall use its best efforts to appoint a



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successor Market Agent that is a qualified institution, effective as of the effectiveness of any such resignation or removal.

                                  ARTICLE IX

                                  Termination

            SECTION 9.01. Termination upon Liquidation of All Underlying Securities.

            (a) The respective obligations and responsibilities under this Trust Agreement of the Depositor, and the Trustee (other than the obligations of the Trustee to make distributions to Holders of the Certificates of any given Series as hereafter set forth and to provide information reports and information tax reporting) shall terminate upon the distribution to such Holders of all amounts held in all the Accounts for such Series and required to be paid to such Holders pursuant to this Trust Agreement on the Distribution Date coinciding with the final payment on or other liquidation (which may include redemption or other purchase thereof by the applicable Underlying Securities Issuer or purchase thereof pursuant to an exercise of Call Warrants) of the last Underlying Security remaining in the Trust for such Series or the disposition of all property acquired upon liquidation of any such Underlying Security; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            (b) Written notice of any termination shall be provided as set forth in Section 10.04.

            (c) Upon presentation and surrender of the Certificates by the Certificateholders to the Trustee at its Corporate Trust Office in New York City on the Final Scheduled Distribution Date or the Distribution Date coinciding with or next following the earlier to occur of the occurrences specified in 9.01(a), with respect to the applicable Series of Certificates, the Trustee shall, upon its cancellation of each surrendered Certificate, distribute to each Holder presenting and surrendering its Certificates (i) the amount otherwise distributable on such Distribution Date in accordance with
Section 4.01 in respect of the Certificates so presented and surrendered, or
(ii) as specified in the applicable Series Supplement, if in connection with the Trustee's sale of all the remaining Underlying Securities. Any funds not distributed on such Distribution Date shall be set aside and held in trust for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner, and shall be disposed of in accordance with this Section 9.01 and Section 4.01 hereof. Immediately following the deposit of funds in trust hereunder, the Trust for such Series shall terminate.

                                   ARTICLE X

                            Miscellaneous Provisions

            SECTION 10.01. Amendment. (a) This Trust Agreement may be amended from time to time by the Depositor and the Trustee without the consent of any of the Certificateholders for any of the following purposes:


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

                  (i) to cure any ambiguity;

                  (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or in the prospectus supplement;

                  (iii) to evidence and provide for the acceptance of
            appointment hereunder of a change in Trustee as Trustee for a Series of Certificates subsequent to the Issue Date for such Series, and to add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the separate Trusts hereunder by more than one trustee, pursuant to the requirements of Section 5.01 hereof;

                  (iv) to evidence and provide for the acceptance of
            appointment hereunder by a successor Trustee with respect to the Certificates of one or more Series or to add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder;

                  (v) to add or supplement any credit support for the benefit of any Certificateholders (provided that if any such addition affects any Series or Class of Certificateholders differently than any other Series or Class of Certificateholders, then such addition will not, as evidenced by an Opinion of Counsel, have a material adverse effect on the interests of any affected Series or Class of Certificateholders);

                  (vi) to add to the covenants, restrictions or obligations of the Depositor, the Sub-Administrative Agent, if any, or the Trustee for the benefit of the Certificateholders;

                  (vii) to add, change or eliminate any other provisions with respect to matters or questions arising under this Trust Agreement so long as (x) any such addition, change or elimination will not, as evidenced by an Opinion of Counsel, affect the tax status of the Trust or result in a sale or exchange of any Series of Certificates for tax purposes and (y) the Trustee has received written confirmation from each Rating Agency rating such Certificates that such amendment will not cause such Rating Agency to qualify, reduce or withdraw the then current rating thereof;

                  (viii) to provide for the issuance of a new Series of
            Certificates pursuant to a Series Supplement issued hereunder pursuant to Sections 5.01 and 5.12 hereof; or

                  (ix) to comply with any requirements imposed by the Code or the Investment Company Act of 1940.

            (b) Without limiting the generality of the foregoing, with respect to any Series, unless otherwise specified in a related Series Supplement, this Trust Agreement may also


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

be modified or amended from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates representing the Required Percentage of the aggregate Voting Rights of those Certificates to which such modification or amendment relates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that, unless otherwise specified in a related Series Supplement, no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Underlying Securities which are required to be distributed on any Certificate without the consent of 100% of the Holders of such Certificates, or (ii) reduce the percentage of aggregate Voting Rights required by (i), as described in (i), without the consent of the Holders of all Certificates of such Series or Class then Outstanding.

            Notwithstanding any other provision of this Trust Agreement, for purposes of the giving or withholding of consents pursuant to this Section 10.01, Certificates registered in the name of the Depositor or the Trustee or any Affiliate thereof shall not be entitled to Voting Rights with respect to matters affecting such Certificates, except that in the case of any modification or amendment requiring the consent of 100% of the Holders of Certificates of a particular Series (or Class within a Series), Certificates registered in the name of the Depositor or the Trustee or any Affiliate shall be entitled to Voting Rights will respect to such modification or amendment; and provided, further, that in the event the Rating Agency Condition is not satisfied with respect to such modification or amendment, the Required Percentage shall be increased to require an aggregate percentage of the aggregate Voting Rights in the amount specified in the applicable Series Supplement. Notwithstanding any other provision of this Trust Agreement, this
Section 10.01(b) shall not be amended without the unanimous consent of the Holders of all such Certificates.

            (c) Notwithstanding anything herein to the contrary, the Trustee shall not consent to any amendment or modification of these Standard Terms, the related Series Supplement or related Warrant Agent Agreement which would adversely affect the Warrant Holders or any Certificateholder in respect of any Class of Certificates within any Series (including, without limitation, any alteration of the timing or amount of any payment of the related Call Price in a manner adverse to such Warrant Holders) without the prior written consent of 100% of such Warrant Holders and 100% of the Holders of such Certificates.

            (d) Promptly after the execution of any such amendment or modification, the Trustee shall furnish a copy of such amendment or modification to each Certificateholder of the affected Series or Class and to the Rating Agency. It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            SECTION 10.02. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Trust Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the applicable


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

Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            (b) No Certificateholder of a given Series shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of any Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Trust Agreement pursuant to any provision hereof.

            (c) No Certificateholder of a given Series shall have any right by virtue of any provision of this Trust Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Trust Agreement, unless (i) such Holder previously shall have given to the Trustee a written notice of breach and of the continuance thereof, (ii) the Holders of Certificates of such Series evidencing not less than the Required Percentage of the aggregate Voting Rights of such Series shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (iii) the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, and (iv) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by Certificateholders evidencing not less than the Required Percentage of the aggregate Voting Rights of such Series. It is understood and agreed that the Trustee shall not be obligated to make any investigation of matters arising under this Trust Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any Certificateholders unless such Certificateholders have offered to the Trustee the reasonable security or indemnity referred to above. It is further understood and agreed, and expressly covenanted by each Certificateholder of each Series with every other Certificateholder of such Series and the Trustee, that no one or more Holders of Certificates of such Series shall have any right in any manner whatever by virtue of any provision of this Trust Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates of such Series, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Trust Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders of such Series. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 10.03. GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK AND WITHOUT GIVING EFFECT TO SUCH STATE'S PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE



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PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 10.04. Notices. (a) All directions, demands and notices required hereunder or under the applicable Series Supplement shall be in writing and shall be delivered as set forth below (unless written notice is otherwise provided to the Trustee):

            If to the Depositor, to:

                  Select Asset Inc.
                  745 Seventh Avenue
                  New York, New York  10019
                  Attention: Structured Credit Trading
                  Telephone:  (212) 526-6575
                  Facsimile:  (201) 508-4621

            If to the Trustee or the Warrant Agent, to:

                  U.S. Bank National Association
                  100 Wall Street, Suite 1600
                  New York, NY 10005
                  Attention: David Kolibachuk, Vice
                  President Telephone: (212)361-2459
                  Facsimile: (212)809-5459

            If to the Rating Agencies, to, as applicable:

                  Moody's Investors Service, Inc.
                  99 Church Street
                  New York, New York  10007
                  Attention:  CBO/CLO Monitoring Department
                  Telephone:  (212) 553-1494
                  Facsimile:  (212) 553-0355

      and to:

                  Standard & Poor's Ratings Services
                  55 Water Street
                  New York, New York  10041
                  Attention:  Structured Finance Surveillance Group
                  Telephone:  (212) 438-2482
                  Facsimile:  (212) 438-2664

            If to the New York Stock Exchange, to:

                  New York Stock Exchange, Inc.
                  20 Broad Street
                  New York, New York  10005


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

                  Attention:  Victoria Paper, Senior Listing Representative
                  Telephone:  (212) 656-5090
                  Facsimile:  (212) 656-5465

            (b) Any notice required to be provided to a Holder of a Registered Certificate shall be given by first class mail, postage prepaid, at the last address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. Any and all notices to be given to the Depositor shall be deemed to have been duly given if sent by facsimile transmission to the Depositor at the number set forth in clause (a) above. The Depositor may change this information by written notice to the Trustee. Any and all notices to be given to the Trustee shall be deemed to have been duly given if sent by facsimile transmission to the Trustee at the number set forth in clause (a) above. The Trustee may change this information by notice to the Depositor.

            (c) If applicable with respect to a given Series, copies of all directions, demands and notices required to be given to the Certificateholders hereunder or under the Series Supplement will also be given to the Warrant Holders in writing as set forth in the Series Supplement, and copies of all directions, demands and notices required to be given to the Trustee hereunder or under the Series Supplement will also be given to the Warrant Agent in writing as set forth in the Series Supplement.

            (d) Any and all notices to be given to the Swap Counterparty, if any, will be specified in the Series Supplement or in the related Swap Agreement.

            SECTION 10.05. Notice to Rating Agencies. (a) The Trustee shall use its best efforts promptly to provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                  (i) any change or amendment to this Trust Agreement;

                  (ii) the resignation or termination of the Trustee;

                  (iii) the final payment to Holders of the Certificates of any
            Class;

                  (iv) any change in the location of the Certificate Account;

                  (v) the occurrence of an SEC Reporting Failure;

                  (vi) the exercise of any Call Warrant; and

                  (vii) any liquidation of the Underlying Securities, whether
            following an Event of Default, an SEC Reporting Failure          or
            otherwise.

            (b) In addition, the Trustee shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section 4.03.


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            (c) Any notice given pursuant to this Section 10.05 shall be in writing and shall be deemed to have been duly given if (i) personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to each Rating Agency at the address specified in Section 10.04 or in the applicable Series Supplement, or (ii) sent by facsimile transmission to each Rating Agency at the facsimile transmission number specified in Section 10.04 or in the applicable Series Supplement. Any Rating Agency may change the information set forth in Section 10.04 by notice to the Depositor and the Trustee.

            SECTION 10.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 10.07. Grant of Security Interest. (a) It is the express intent of the parties hereto that each conveyance of any Underlying Securities by the Depositor to the Trustee be, and be construed as, a sale of the Underlying Securities by the Depositor and not a pledge of any Underlying Securities by the Depositor to secure a debt or other obligation of the Depositor.

            (b) In the event that, notwithstanding the aforementioned intent of the parties, any Underlying Securities are held to be property of the Depositor, then, (x) it is the express intent of the parties that such conveyance be deemed a pledge of such Underlying Securities by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (y)(1) this Trust Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the UCC as in effect from time to time in the State of New York, or such other State as may be specified in the related Series Supplement; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all the Depositor's right, title and interest in and to such Underlying Securities and all amounts payable to the holders of such Underlying Securities in accordance with the terms hereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property including all amounts from time to time held or invested in the applicable Certificate Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all the Depositor's obligations under this Trust Agreement, including the obligation to provide to the Certificateholders the benefits of this Trust Agreement relating to such Underlying Securities and the applicable Trust; and (4) notifications to persons holding such property, and acknowledgements, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

Accordingly, the Depositor hereby grants to the Trustee a security interest in the Underlying Securities and all other property described in clause (y)(2) of the preceding paragraph, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (y)(3) of the preceding paragraph. Notwithstanding the foregoing, the parties hereto intend the Grant pursuant to Section 2.01 to be a true, absolute and unconditional sale of the

Underlying Securities and assets constituting the applicable Trust by the Depositor to the Trustee.

            (c) The Depositor and the Trustee shall to the extent consistent with this Trust Agreement, take such actions as may be necessary to ensure that, if this Trust Agreement were deemed to create a security interest in the Underlying Securities, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for so long as any of the Underlying Securities remain outstanding. Without limiting the generality of the foregoing, the Trustee shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the UCC as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Underlying Securities, including (x) continuation statements and (y) such other statements as may be occasioned by (1) any change of name of the Depositor or the Trustee,
(2) any change of location of the place of business or the chief executive office of the Depositor or (3) any transfer of any interest of the Depositor in any Underlying Security.

            SECTION 10.08. Nonpetition Covenant. Notwithstanding any prior termination of this Trust Agreement, each of the Trustee (including any Sub-Administrative Agent, Authenticating Agent, Calculation Agent, or Paying Agent), the Depositor and each Certificateholder agrees that it shall not, until the date which is one year and one day after the termination of the Trust acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or all or any part of the property or assets of the Trust or ordering the winding up or liquidation of the affairs of the Trust.

            SECTION 10.09. No Recourse. Neither the Trustee (including any Sub-Administrative Agent, Authenticating Agent, Calculation Agent, or Paying Agent) nor the Depositor shall have any recourse to the Underlying Securities, except for as specifically provided in the related Series Supplement.

            SECTION 10.10. Article and Section References. All article and section references used in these Standard Terms, unless otherwise provided, are to articles and sections in these Standard Terms.

            SECTION 10.11. Counterparts. These Standard Terms may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

            SECTION 10.12. Trust Indenture Act Controls. This Trust Agreement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions. The Trustee agrees to take all actions within its control to prevent these Standard Terms, as supplemented by any Series Supplements, from failing to qualify under the Trust Indenture Act.

            SECTION 10.13. Segregation Provisions.

            (a) Each Trust established hereunder is a legal entity separate and apart from each other Trust established by the Depositor under these Standard Terms or otherwise.

            (b) Pursuant to Section 2.01 hereof, each Trust will issue only one Series of securities, unambiguously identified with the Underlying Securities unambiguously identified on a series-by-series basis in the Basic Documents, and the Underlying Securities will be held separate and apart from the Underlying Securities relating to any other Series and separate and apart from any property backing any other securities caused to be issued by the Depositor.

            (c) Any swap transaction entered into by a Trust for a Series will be separate from any other swap transaction for any other Series.

            (d) A first priority ownership or, pursuant to Section 10.07 hereof, security interest shall be created and perfected over all of the Underlying Securities with respect to each Series and it shall be enforceable notwithstanding the related Trust's insolvency.

            (e) The Certificateholders of each Series shall have recourse solely to the Underlying Securities deposited in the Trust issuing such Series, and not to any Underlying Securities or other property deposited in any other Trust. If the foregoing provisions of this paragraph 10.13(e) are unenforceable for any reason, or for any reason notwithstanding such provisions any Certificateholder with respect to a Series issued by a Trust is deemed to have an interest in the assets of a different Trust (the "Non-Issuing Trust") such interest shall be subordinate to the interest of the Holders of Certificates issued by the Non-Issuing Trust. Such Certificateholders are deemed to agree that the preceding sentence constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code. Creditors of the Depositor, and claimants with respect to trusts established pursuant to other instruments, shall have no recourse with respect to the assets of any Trust established hereunder. This Paragraph 10.13(e) shall survive the termination or discharge of the related Trust Agreement

            (f) Except as provided in Section 10.02(b) hereof, only the Trustee shall be entitled to exercise remedies on behalf of the Certificateholders in accordance with the related Series Supplement.

            (g) Any difference between the amount realized from the Underlying Securities upon enforcement of the Underlying Securities and the amount that otherwise would have been due pursuant to the related Series Supplement will not constitute a claim against the related Trust, any other Trust, the Depositor, the Trustee or any of their Affiliates.

            (h) Each Trust shall not sell, assign or transfer the Underlying Securities except as expressly provided for herein or in the related Series Supplement.

            (i) The Depositor agrees that it shall not issue any debt obligations unless it first obtains written confirmation from each relevant Rating Agency that such action will not result in the reduction, withdrawal or qualification, of the rating of any outstanding Series of Certificates.

            IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                    SELECT ASSET INC.,
                                    as Depositor


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    U.S. Bank National Association, as Trustee


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT A

                           FORM OF INVESTMENT LETTER

             [Attached as exhibit to the related Series Supplement]

                                   EXHIBIT B

                         FORM OF TRANSFEROR CERTIFICATE


             [Attached as exhibit to the related Series Supplement]

                                   EXHIBIT C

                        FORM OF WARRANT AGENT AGREEMENT

                           SELECT ASSET INC. WARRANTS
                             Series 20[o]-[o] Trust

            WARRANT AGENT AGREEMENT, dated as of [o] (the "Warrant Agent Agreement"), by and between SELECT ASSET INC., as Warrant Originator (the "Warrant Originator"), and [o], as Warrant Agent (the "Warrant Agent").

                             W I T N E S S E T H:

            In consideration of the mutual covenants expressed herein, the Warrant Originator and the Warrant Agent have duly authorized the execution and delivery of this Warrant Agent Agreement to provide for the issuance of Call Warrants, issuable as provided herein.

                                   ARTICLE I

                                  DEFINITIONS

            As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

            "Business Day": As defined in the Trust Agreement.

            "Call Date": Any Business Day that any Holder of Call Warrants designates as a Call Date occurring on or after the Scheduled Call Commencement Date or prior thereto on any Business Day (i) following an announcement by the Underlying Securities Issuer of any redemption, prepayment or unscheduled payment of principal on the Underlying Securities (but on or before the date any such redemption, prepayment or unscheduled payment is made), (ii) following notification from the Trustee to Certificateholders of an Event of Default or an SEC Reporting Failure (but on or before the date of any proposed sale of the Underlying Securities pursuant to Section 3.11 or 4.01(i) of the Agreement) or
(iii) during the period following an announcement by the Underlying Securities Issuer or an Affiliate thereof of any proposed tender offer for some or all of the Underlying Securities (but on or before the date such tender offer expires or is consummated).

            "Call Notice":  As defined in Section 3.1(a)(ii) hereof.

            "Call Price": With respect to each Call Warrant being exercised, an amount equal to the sum of (i) $[o] (correlating to the aggregate principal balance of P&I Class Certificates that will be redeemed with the proceeds of the exercise of the Call Warrant); (ii) in connection with any exercise of a Call Warrant prior to the Scheduled Call Commencement Date, $[o] (correlating to $1.50 per $25 in principal balance of P&I Class Certificates that will be redeemed in connection with the exercise of the Call Warrant); (iii) the present value (discounted at a rate of [o]% per annum) of any unpaid amounts due or to become due on $[o] aggregate principal or notional amount of the Strip Class Certificates related to the Called Underlying Securities (assuming that such Strip Class Certificates were paid when due and were not redeemed or prepaid prior to their stated maturity); and
(iv) accrued and unpaid interest at the P&I Class Interest Rate on the principal balance of P&I Class Certificates that will be redeemed with the proceeds of the Call Warrant.

            "Call Warrants":  As defined in the recitals.

            "Called Underlying Securities": As defined in Section 3.1(b) hereof.

            "Certificate Account": As defined in the Trust Agreement.

            "Certificated Call Warrant": A definitive physical Call Warrant in fully registerable form.

            "Corresponding Strip Class Certificates": Means, in connection with any exercise of a Call Warrant, Strip Class Certificates having an aggregate [Amortizing Notional Balance] [Certificate Principal Balance] equal to [o]% of the principal amount of the Called Underlying Securities.

            "Depositor":  As defined in the recitals.

            "Depositor Order":  As defined in the Trust Agreement.

            "Depository":  [o]

            "Global Call Warrant": Means a definitive, fully registered Call Warrants deposited with the Warrant Agent as custodian for, and registered in the name of, a nominee of the Depository.

            "Investor Representation Letter": A letter substantially in the form of Exhibit A attached hereto, duly completed as appropriate.

            "Issue Date":  [o]

            "Participant": A broker, dealer, bank, other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Person" Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            "Purchaser": Any Person who acquires a Call Warrant represented by an interest in a Global Call Warrant or Certificated Call Warrant.

            "QIB":  As defined in Section 4.1 hereof.

            "Rating   Agencies":   Standard  &  Poor's  Ratings  Services,   a
division of The McGraw Hill Companies, Inc. and Moody's Investors Service, Inc. and any successor thereto.

            "Responsible Officer": With respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's actual knowledge of and familiarity with the particular subject.

            "Required   Percentage--Amendment":   As   defined   in  the  Trust
Agreement.

            "Rule 144A":  As defined in Section 4.1.

            "Securities Act": The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Scheduled Call Commencement Date": The fifth anniversary of the Issue Date.

            "Securities Act" The United States Securities Act of 1993, as amended.

            "Trust":  As defined in the recitals.

            "Trust Agreement":  As defined in the recitals.

            "Trustee": As defined in the recitals, or any successor thereto under the Trust Agreement.

            "Warrant Agent": As defined in the recitals, or any successor thereto under this Warrant Agent Agreement.

            "Warrant Agent Agreement":  As defined in the recitals.

            "Warrant Holder":  As defined in Section 3.1(a) hereof.

            Capitalized terms used herein but not defined herein have the meanings set forth in the Trust Agreement.

                                   ARTICLE II

                           CREATION OF CALL WARRANTS

            SECTION 2.01.     The Trust.

            (a) Select Asset Inc. (the "Depositor") and [o], not in its individual capacity but solely as Trustee (the "Trustee"), will form the [Select Asset Inc. [o] [Note][Debenture]-Backed Series 20[o]-[o] Trust] (the "Trust") pursuant to a Standard Terms for Trust Agreements, dated as of [o], 2005 (the "Agreement"), as supplemented by the Series Supplement [o]

[Note][Debenture]-Backed Series 20[o]-[o], dated as of the date hereof (the "Series Supplement" and, together with the Agreement, the "Trust Agreement").

            (b) The sole asset of the Trust will be $[o] aggregate principal amount of [o]% [Notes][Debentures] (the "Underlying Securities") issued by [o] (the "Underlying Securities Issuer").

            SECTION 2.02. The Warrants. The Call Warrants shall consist initially of [o] call warrants with respect to the Underlying Securities, each relating to $1000 principal amount of Underlying Securities (the "Call Warrants").

                                  ARTICLE III

                           EXERCISE OF CALL WARRANTS

            SECTION 3.01.     Manner of Exercise.

            (a) Call Warrants may be exercised by any holder thereof (each, a "Warrant Holder") on any Call Date. The Warrant Holder shall represent and agree to the following conditions that apply to any exercise of Call Warrants:

                  (i) Each exercise of Call Warrants must relate to at least
            500 Call Warrants (or $500,000 aggregate principal amount of Underlying Securities).

                  (ii) A written notice (each, a "Call Notice") specifying the number of Call Warrants being exercised and the related Call Date shall be delivered to the Warrant Agent and the Trustee at least five but not more than 30 Business Days before such Call Date.

                  (iii) The Warrant Holder shall surrender the Call Warrants with respect to the called Underlying Securities to the Warrant Agent at its office specified in Section 6.3 hereof no later than 10:00 a.m. (New York City time) on such Call Date.

                  (iv) Except as otherwise provided herein in connection with a
            Call Notice relating to a tender offer for, or redemption of, Underlying Securities, the Warrant Holder shall have made payment to the Warrant Agent, by wire transfer or other immediately available funds acceptable to the Warrant Agent, in the amount of the Call Price, no later than 10:00 a.m. (New York City time) on the Call Date.

                  (v) The Warrant Holder shall be solvent at the time of any exercise of the Call Warrants.

            (b) Upon exercise of Call Warrants, any Warrant Holder shall be entitled to delivery of the Called Underlying Securities. The "Called Underlying Securities" shall be the Underlying Securities with a principal amount equal to $1000 per Call Warrant exercised on the related Call Date.

            (c) The Warrant Agent shall notify the Trustee immediately upon its receipt of a Call Notice and upon receipt of payment of the Call Price. The Warrant Agent shall transfer the amount of any paid Call Price to the Trustee in immediately available funds, for deposit in the Certificate Account and application pursuant to the Trust Agreement on the applicable Call Date (and, pending such transfer, shall hold such amount for the benefit of the Warrant Holder in a segregated trust account).

            (d) Delivery of a Call Notice does not give rise to an obligation on the part of the Warrant Holder to pay the Call Price. If, by 10:00 a.m. (New York City time) on the Call Date, the Warrant Holder has not paid the Call Price, except in connection with a Call Notice relating to a tender offer for, or redemption of, Underlying Securities, then the Call Notice shall automatically expire and none of the Warrant Holder, the Warrant Agent or the Trustee shall have any obligation with respect to the Call Notice. The expiration of a Call Notice shall in no way affect the Warrant Holder's right to deliver a Call Notice at a later date. The Call Price for a call in connection with a tender offer or redemption shall be deducted from the proceeds of a tender offer or a redemption by the Trust, deposited in Available Funds and distributed to Certificateholders pursuant to Series Supplement.

            SECTION 3.02      Transfer of Called Underlying Securities.

            (a) As soon as practicable after each surrender of the Call Warrants on the Call Date and upon satisfaction of all other requirements described in Section 3.1 hereof and upon satisfaction of all other requirements described in the Call Warrants, the Warrant Agent shall instruct the Trustee to cause the Called Underlying Securities represented by the number of Call Warrants being exercised to be registered on the book-entry system of the related depository in the registered name or names furnished by the Warrant Holder, or, as applicable, transfer the Called Underlying Securities to the Warrant Holder.

            (b) If such exercise is of less than all the outstanding Call Warrants, (i) with respect to the Certificated Call Warrants, the Warrant Agent shall authenticate new Call Warrants, of like tenor, representing the outstanding Certificated Call Warrants and the Warrant Agent shall deliver such Certificated Call Warrant to the Holders thereof and (ii) with respect to Global Call Warrants registered with a Depository, the Warrant Agent shall modify the schedule thereto accordingly to reflect the outstanding Call Warrants represented by one or more Global Call Warrant for such Holders possessing a beneficial interest therein.

            (c) If any Call Warrant is exercised in connection with a partial redemption of the Underlying Securities, the Trustee shall, to the extent possible, deliver to the exercising Warrant Holder, Underlying Securities that have been selected for redemption.

            SECTION 3.03. Cancellation and Destruction of Call Warrants. All Call Warrants surrendered to the Warrant Agent for the purpose of exercise pursuant to Section 3.1 and actually exercised, or for the purpose of transfer or exchange pursuant to Article V, shall be cancelled by the Warrant Agent, and no Call Warrant (other than that reflecting any such transfer or exchange) shall be issued in lieu thereof. The Warrant Agent shall destroy all cancelled Call Warrants.

            SECTION 3.04. No Rights as Holder of Trust Securities Conferred by Call Warrants. The Call Warrants shall not entitle the Warrant Holder to any of the rights of a holder of any securities which may be issued by the Trust, including, without limitation, the right to receive the payment of any amount on or in respect of any such securities or to enforce any of the covenants of the Trust Agreement applicable to any holders of such securities.

            SECTION 3.05. No Rights of Trustee in Call Warrants; Delivery of Underlying Securities. The Trustee, as holder of the Underlying Securities, (a) shall have no right, title or interest in the Call Warrants created hereunder and (b) shall hereinafter accept delivery of the Underlying Securities from the Depositor subject to the terms of this Warrant Agent Agreement, which restricted acceptance shall be acknowledged in a writing evidencing receipt by the Trustee as holder of such Underlying Securities.

            SECTION 3.06. Pro Rata Reduction of Call Warrants if Partial Redemption of Underlying Securities. If Underlying Securities are redeemed in part by the Underlying Securities Issuer and the Warrant Holders do not exercise their Call Warrants in connection with such partial redemption, the number of Call Warrants held by each Warrant Holder shall be reduced proportionately so that the aggregate principal amount of Underlying Securities callable by Call Warrants shall equal the amount of outstanding Underlying Securities held by the Trustee after giving effect to such partial redemption; provided, that, in no event shall partial Call Warrants be issued in the event of any such proportionate reduction. The Warrant Agent shall make such adjustments to its records as shall be necessary to reflect such reductions, shall round the adjusted number of Call Warrants downward, as appropriate, to ensure that each Call Warrant relates to Underlying Securities having a principal amount of $1,000 and shall notify each Warrant Holder of such adjustments.

            SECTION 3.07. Selection of Called Underlying Securities in the event of a Call in Connection with a Partial Redemption. If a Warrant Holder exercises Call Warrants in connection with a partial redemption of the Underlying Securities, the Trustee shall, to the extent possible, select Called Underlying Securities for transfer to the Warrant Holder that have been selected by the Underlying Securities Issuer for redemption. If more than one Warrant Holder exercises Call Warrants in such circumstances, such Called Underlying Securities that have been selected for redemption shall be allocated among such Warrant Holders in proportion to the number of Call Warrants exercised by each.

                                   ARTICLE IV

                            RESTRICTIONS ON TRANSFER

            SECTION 4.01. Restrictive Legends. No Call Warrant may be offered, resold, assigned or otherwise transferred (including by pledge or hypothecation) unless such offer, resale, assignment or transfer is to a qualified institutional buyer (a "QIB"), as such term is defined in Rule 144A promulgated under the Securities Act ("Rule 144A"), in accordance with Rule 144A (or in the case of the initial sale by the Warrant Originator, in reliance on Section 4(2) under the Securities Act) acquiring the Call Warrants for its own account or for the account of a QIB. Prior to any offer, resale, assignment or transfer of any Certificated Call Warrant, the prospective transferee shall be required to deliver to the Warrant Agent an executed copy of a

Investor Representation Letter with respect to any Call Warrant to be transferred substantially in the form of Exhibit A attached hereto. Each Call Warrant (including each Call Warrant issued upon the transfer of any Call Warrant) shall be issued with a legend in substantially the following form (unless the Warrant Agent shall have received an opinion of counsel reasonably satisfactory to the Warrant Originator and the Warrant Agent that such legend is no longer required to ensure compliance with the Securities Act):

   "THIS CALL WARRANT (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT. THE CALL WARRANT REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE CALL WARRANTS.

   EACH PURCHASER OF THIS CALL WARRANT IS HEREBY NOTIFIED THAT THE SELLER OF THIS CALL WARRANT MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
   SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER."

            SECTION 4.02. Representation of Warrant Holder. Each Purchaser of a Call Warrant shall represent and agree, or in the case of a Global Call Warrant be deemed to represent and agree, as follows:

            (a) In connection with the purchase of the Call Warrants:

                  (i) The Purchaser represents that in making its investment decision to acquire the Call Warrants, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including the Warrant Originator or Warrant Agent, or any of their respective affiliates, except as expressly contained in written information, if any.

                  (ii) The Purchaser has such knowledge and experience in
            financial and business matters as to be capable of evaluating the merits and risks of an investment in the Call Warrants, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Call Warrants.

                  (iii) The Purchaser (A) is a QIB and (B) is acquiring the
            Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to each of which the Purchaser exercises sole investment discretion. The Purchaser is purchasing the Call Warrants for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the Securities Act or the securities or blue sky laws of any state.

                  (iv) The Purchaser understands that the Call Warrants have not been and will not be registered under the Securities Act or under the securities or blue sky laws of any state, and that (x) if it decides to resell, pledge or otherwise transfer any Security, such resale, pledge or other transfer must comply with the provisions of the Warrant Agent Agreement relating to the Call Warrants (including, without limitation, the provisions of Section
            4.1 of the Warrant Agent Agreement) and (y) it will, and each subsequent holder will be required to, notify any purchaser of any Call Warrant from it of the resale restrictions referred to in clause (x) above.

                  (v) The Purchaser understands that each of the Call Warrants will bear a legend described in Section 4.1 of the Warrant Agent Agreement unless otherwise agreed by the Warrant Originator and the Warrant Agent.

                  (vi) The Purchaser understands that no subsequent transfer of the Call Warrants is permitted unless (A) such transfer is of at least 500 Call Warrants (or Call Warrants relating to $500,000 aggregate principal amount of Underlying Securities) and (B) the Purchaser causes the proposed transferee to provide to the Depositor and the Trustee such documentation as may be required pursuant to Section 4.1 of the Warrant Agent Agreement, or such other written statement as the Warrant Agent shall reasonably prescribe.

                  (vii) The Purchaser is a person or entity (a "Person") who is either:

                        (A) a citizen or resident of the United States, (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof, (3) an estate the income of which is includible in gross income for federal income tax purposes regardless of source, or (4) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or

                        (B) a Person not described in (A), whose ownership of such Call Warrant is effectively connected with such Person's conduct of a trade or business within the United States within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), and its ownership of any interest in such Call Warrant will not result in any withholding obligation with respect to any payments with respect to the Call Warrants by any Person (other than withholding, if any, under Section 1446 of the Code), or

                        (C) a Person not described in (A) or (B) above, who is not a Person: (1) that owns, directly or indirectly, 10% or more of the total combined voting power of all classes of stock in the Underlying Securities Issuer (as defined in the Prospectus Supplement) entitled to vote, (2) that is a controlled foreign corporation related to the Underlying Securities Issuer within the meaning of Section 864(d)(4) of the Code, or (3) that is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business.

                  (viii) The Purchaser agrees that (I) if it is a Person
            described in clause (A) above, it will furnish to the Depositor and the Trustee a properly executed IRS Form W-9, and (II) if it is a Person described in clause (B) above, it will furnish to the Depositor and the Trustee a properly executed IRS Form W-8ECI, and
            (III) if it is a Person described in clause (C) above, it will furnish to the Depositor and the Trustee a properly executed IRS Form W-8BEN (or, if the Purchaser is treated as a partnership for federal income tax purposes, a properly executed IRS Form W-8IMY with appropriate certification for all partners or members attached). The Purchaser also agrees that it will provide a new IRS form upon the expiration or obsolescence of any previously delivered form, and that it will provide such other certifications, representations or Opinions of Counsel as may be requested by the Depositor and the Trustee.

                  (ix) The Purchaser agrees that if at some time in the future it wishes to transfer or exchange any of the Call Warrants, it will not transfer or exchange any of the Call Warrants unless such transfer or exchange is in accordance with the terms of this Agreement and other documents applicable to the Call Warrant. The Purchaser understands that any purported transfer of the Call Warrants (or any interest therein) in contravention of any of the restrictions and conditions in the agreements, as applicable, shall be void, and the purported transferee in such transfer shall not be recognized by any Person as a holder of such Call Warrants, for any purpose.

            SECTION 4.03. Notice of Proposed Transfer. Prior to any transfer of any Call Warrant or portion thereof (other than to a Participant in compliance with Rule 144A), the Warrant Holder will give five (5) Business Days (or such lesser period acceptable to the Warrant Agent) prior written notice to the Warrant Agent of such Warrant Holder's intention to effect such transfer. Each transfer must relate to a whole number of Call Warrants.

                                   ARTICLE V

               REGISTRATION AND TRANSFER OF CALL WARRANTS, ETC.

            SECTION 5.01. Warrant Register; Ownership of Call Warrants. The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Call Warrants and the registration of transfers of Call Warrants representing numbers of Call Warrants. The Warrant Agent may treat the Person in whose name any Call Warrant is registered on such register as the owner thereof for all purposes, and the Warrant Agent shall not be affected by any notice to the contrary.

            SECTION 5.02.     Transfer and Exchange of Call Warrants.

            (a) Exchange of Global Call Warrant for Certificated Call Warrant. If a Holder of a beneficial interest in a Call Warrant represented by a Global Call Warrant wishes to exchange its interest in such Global Call Warrant for a Certificated Call Warrant, or to transfer its interest in such Global Call Warrant to a Person who wishes to take delivery thereof in the form of one or more Certificated Call Warrants, such Holder may exchange, transfer or cause the transfer of such Call Warrant upon receipt by the Warrant Agent of:

                  (i) instructions given in accordance with the Depository's procedures from a Participant directing the Warrant Agent to reduce the principal amount of the Global Call Warrant with instructions to issue Certificated Call Warrants and

                  (ii) an Investor Representation Letter certifying that the transfer is being made to a QIB in accordance with Rule 144A under the Securities Act,

            the Warrant Agent shall instruct the Depository to reduce the principal amount of the Global Call Warrant; and the Warrant Agent shall authenticate and deliver a Certificated Call Warrants in principal amounts equal to the related reduction in principal amount of the Global Call Warrant.

            (b) Exchange of Certificated Call Warrant for Global Call Warrant. If a Holder of Certificated Call Warrant wishes at any time to exchange its interest in such Certificated Call Warrant for an interest in the corresponding Global Warrant, or to transfer its interest in such Certificated Call Warrant to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Global Call Warrant, upon receipt by the Warrant Agent of:

                  (i) such Certificated Call Warrant properly endorsed for such transfer and written instructions from such Warrant Holder directing that the corresponding Global Call Warrant be credited with a beneficial interest equal to the principal amount of such Certificated Call Warrant,

                  (ii) a written order containing information regarding the
            participant account with the Depositor to be credited with such increase and any other information required by the Depositor, and

                  (iii) an Investor Representation Letter certifying that the transfer is being made to a QIB in accordance with Rule 144A under the Securities Act,

            then the Warrant Agent shall cancel the Certificated Call Warrant, record the transfer and instruct the Depository to credit or cause to be credited to the securities account of the transferee beneficial interests in the Call Warrants equal to the principal amount of the related canceled Certificated Call Warrants.

            SECTION 5.03. Replacement of Call Warrants. Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of any Call Warrant and, in the case of any such loss, theft or destruction of any Call Warrant, upon delivery of an indemnity bond in such reasonable amount as the Warrant Agent may determine, or, in the case of any such mutilation, upon the surrender of such Call Warrant for cancellation to the Warrant Agent, the Warrant Agent shall execute and deliver in lieu thereof, a new Call Warrant of like tenor bearing a number not contemporaneously outstanding.

            SECTION 5.04. Execution and Delivery of Call Warrants by Trustee. The Warrant Agent hereby agrees (subject to compliance with Article IV) to execute and deliver any new Call Warrants issued in accordance with Section 3.2 or this Article V.

                                   ARTICLE VI

                                 WARRANT AGENT

            SECTION 6.01. Limitation on Liability. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Call Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper Person or Persons.

            SECTION 6.02. Duties of Warrant Agent. The Warrant Agent undertakes only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Depositor, the Trust, the Trustee and each Warrant Holder shall be bound:

            (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Warrant Originator), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.

            (b) Whenever in the performance of its duties hereunder, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a Depositor Order or a certificate signed by a Responsible Officer of the Trustee and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

            (c) The Warrant Agent shall be liable hereunder only for its own negligence, willful misconduct or bad faith.

            (d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same.

            (e) The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of the Call Warrants or the execution and delivery thereof (except the due execution hereof by the Warrant Agent); nor shall it be responsible for any breach by any party of any covenant or condition contained in the Call Warrants; nor shall it by any act thereunder be deemed to make any representation or warranty as to the Called Underlying Securities to be purchased thereunder.

            (f) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Principal Executive Officer, Principal Financial Officer, President, Senior Vice President, a Vice President, a Managing Director, a Director, Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary of the Warrant Originator , and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

            (g) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Call Warrants or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for any other legal entity.

            (h) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

            (i) The Warrant Agent shall act solely as the agent of the Warrant Holders hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into the Call Warrants against the Warrant Agent, whose duties shall be determined solely by the express provisions thereof. The Warrant Agent shall not be deemed to be a fiduciary.

            (j) The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Warrant Originator in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with the Call Warrants.

            SECTION 6.03. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days notice in writing mailed to the Warrant Originator by registered or certified mail, and to the Warrant Holders by first-class mail at the expense of the Warrant Originator; provided, that, no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder. The Warrant Originator may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to the Warrant Holders by first-class mail; provided, further, that no such removal shall become effective until a successor Warrant Agent shall have been appointed hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Warrant Originator shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent. If an interim Warrant Agent is designated, the Warrant Originator shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent. If the Warrant Originator shall fail to make such appointment of a permanent successor within a period of thirty (30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the Warrant Holder, then the Warrant Agent or registered Warrant Holder may apply to any court of competent jurisdiction for the appointment of such a successor. Any successor to the Warrant Agent appointed hereunder must be rated in one of the four highest rating categories by the Rating Agencies. Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action.

            SECTION 6.04. Warrant Agent Transfer Fee. The Warrant Agent will assess a fee of $50.00 upon the issue of any new Call Warrant, such fee to be assessed upon the new Call Warrant Holder.

                                  ARTICLE VII

                                 MISCELLANEOUS

            SECTION 7.01. Remedies. The remedies at law of the Warrant Holder in the event of any default or threatened default by the Warrant Agent in the performance of or compliance with any of the terms of the Call Warrants are not and will not be adequate and, to the full extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms thereof or otherwise.

            SECTION 7.02. Limitation on Liabilities of Warrant Holder. Nothing contained in this Warrant Agent Agreement or the Call Warrants shall be construed as imposing any obligation on the Warrant Holder to purchase any of the Underlying Securities except in accordance with the terms hereof or thereof.

            SECTION 7.03. Notices. All notices and other communications under this Warrant Agent Agreement shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any Warrant Holder, at the registered address of such Warrant Holder as set forth in the register kept by the Warrant Agent or (b) if to the Warrant Agent, to [o] or to such other address notice of which the Warrant Agent shall have given to the Warrant Holder and the Trustee or (c) if to the Warrant Originator to Select Asset Inc., 745 Seventh Avenue, New York, New York 10019; provided, that, the exercise of any Call Warrants shall be effective in the manner provided in Article I. The Warrant Agent shall forward to the Warrant Holder any notices received by it hereunder by facsimile within one Business Day of receipt thereof.

            SECTION 7.04.     Amendment.

            (a) This Warrant Agent Agreement may be amended from time to time by the Warrant Originator and the Warrant Agent without the consent of any Warrant Holder, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof have been satisfied and that such amendment would not cause the Trust to be taxed as an association or publicly traded partnership taxable as a Corporation under the Code, for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to provide for any other terms or modify any other provisions with respect to matters or questions arising under the Call Warrants which shall not adversely affect in any material respect the interests of the Warrant Holders or any holder of a Certificate; provided, however, that no amendment altering the timing or amount of any payment of the Call Price shall be effected without the consent of each Warrant Holder; or (ii) to evidence and provide for the acceptance of appointment hereunder of a Warrant Agent other than [o].

            (b) Without limiting the generality of the foregoing, any Call Warrant may also be modified or amended from time to time by the Warrant Agent with the consent of Warrant Holders of 66-2/3% of the outstanding Call Warrants, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof (including, without limitation, the following proviso) have been satisfied, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Call Warrants or of modifying in any manner the rights of the Warrant Holders; provided, however, that no such amendment shall alter the terms on which Call Warrants are exercisable or the amounts payable upon exercise of a Call Warrant without the consent of the Trustee and 100% of the affected Warrant Holders. Notwithstanding any other provision hereof or of the Call Warrants, this
Section 7.4(b) shall not be amended without the consent of 100% of the affected Warrant Holders.

            (c) Promptly after the execution of any such amendment or modification, the Warrant Agent shall furnish a copy of such amendment or modification to each Warrant Holder, to the Trustee and to the Rating Agencies. It shall not be necessary for the consent of Warrant Holders to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Warrant Agent may prescribe. Any consent by a Warrant Holder (or any predecessor Warrant Holder) shall be conclusive and binding on such Warrant Holder and upon all future Warrant Holders of the same Call Warrant and of any Call Warrant issued upon the transfer thereof or in exchange thereof or in lieu thereof, whether or not notation of such consent is made upon the Call Warrant.

            SECTION 7.05. Expiration. The right to exercise the Call Warrants shall expire on the earliest to occur of (a) the cancellation thereof, (b) the termination of the Trust Agreement, or (c) the liquidation, disposition, or maturity of all of the Underlying Securities.

            SECTION 7.06. Descriptive Headings. The headings in this Warrant Agent Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

            SECTION 7.08. Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Warrant Originator or the Warrant Agent with respect to this Warrant Agent Agreement may be brought in any court of competent jurisdiction in the County of New York, State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of the Call Warrants, the Warrant Agent (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees that the Warrant Originator and the Warrant Agent shall be bound by any judgment rendered thereby in connection with this Warrant Agent Agreement or the Call Warrants, subject to any rights of appeal, and (b) irrevocably waives any objection that the Warrant Originator or the Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

            SECTION 7.09. Nonpetition Covenant; No Recourse. Each of (i) the Warrant Holder by its acceptance thereof, and (ii) the Warrant Agent agrees that it shall not (and, in the case of the Warrant Holder, that it shall not direct the Warrant Agent to), until the date which is one year and one day after the exercise of or expiration of the Call Warrants, acquiesce, petition or otherwise invoke or cause the Trustee, the Warrant Originator, or any such other entity to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trustee, the Warrant Originator or any such other entity under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Depositor or any such other entity or all or any part of the property or assets of Trustee, the Warrant Originator or any such other entity or ordering the winding up or liquidation of the affairs of the Trustee, the Warrant Originator or any such other entity. Each of (i) the Warrant Holder, by its acceptance thereof, and (ii) the Warrant Agent agrees that it shall not have any recourse to the Trustee or the Warrant Originator.

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELECT ASSET INC.,
                                       as Warrant Originator




                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                      [o],
                                       as Warrant Agent




                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:

                                   EXHIBIT A

                         Investor Representation Letter

U.S. Bank National Association
100 Wall Street, Suite 1600
New York, New York 10005
Attention: [___________],
as Warrant Agent

Ladies and Gentlemen:

      We are delivering this letter in connection with our proposed transfer of [o] Call Warrants relating to $27,500,000 aggregate principal amount of 7?% Debentures (the "Underlying Securities") held by the Select Asset Inc. Debenture-Backed Series 2006-1 Trust (the "Trust"). The Call Warrants were issued under the warrant agent agreement (the "Warrant Agent Agreement"), dated as of November 9, 2006 between Select Asset Inc., as Warrant Originator and U.S. Bank National Association, as Warrant Agent.

      Capitalized terms used but not defined in this letter have the respective meanings ascribed to them in the Warrant Agent Agreement.

                        (1) The Purchaser represents that in making its
                  investment decision to acquire the Call Warrants, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including the Warrant Originator or Warrant Agent, or any of their respective affiliates, except as expressly contained in written information, if any.

                        (2) The Purchaser has such knowledge and experience in
                  financial and business matters as to be capable of evaluating the merits and risks of an investment in the Call Warrants, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Call Warrants.

                        (3) The Purchaser (i) is a QIB and (ii) is acquiring
                  the Call Warrants for its own account or for the account of an investor of the type described in clause (i) above as to each of which the Purchaser exercises sole investment discretion. The Purchaser is purchasing the Call Warrants for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the Securities Act or the securities or blue sky laws of any state.

                        (4) The Purchaser understands that the Call Warrants
                  have not been and will not be registered under the Securities Act or under the

                                     C-A-1
                  securities or blue sky laws of any state, and that (x) if it decides to resell, pledge or otherwise transfer any Security, such resale, pledge or other transfer must comply with the provisions of the Warrant Agent Agreement relating to the Call Warrants (including, without limitation, the provisions of Section 4.1 of the Warrant Agent Agreement) and (y) it will, and each subsequent holder will be required to, notify any purchaser of any Call Warrant from it of the resale restrictions referred to in clause (x) above.

                        (5) The Purchaser understands that each of the Call
                  Warrants will bear a legend described in Section 4.1 of the Warrant Agent Agreement unless otherwise agreed by the Warrant Originator and the Warrant Agent.

                        (6) The Purchaser understands that no subsequent
                  transfer of the Call Warrants is permitted unless (i) such transfer is of at least 500 Call Warrants (or Call Warrants relating to $500,000 aggregate principal amount of Underlying Securities) and (ii) the Purchaser causes the proposed transferee to provide to the Depositor and the Trustee such documentation as may be required pursuant to Section 4.1 of the Warrant Agent Agreement, or such other written statement as the Warrant Agent shall reasonably prescribe.

                        (7) The Purchaser is a person or entity (a "Person")
                  who is either:

                  (A) (1) a citizen or resident of the United States, (2) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof, (3) an estate the income of which is includible in gross income for federal income tax purposes regardless of source, or (4) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or

                  (B) a Person not described in (A), whose ownership of such Call Warrant is effectively connected with such Person's conduct of a trade or business within the United States within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), and its ownership of any interest in such Call Warrant will not result in any withholding obligation with respect to any payments with respect to the Call Warrants by any Person (other than withholding, if any, under Section 1446 of the Code), or

                  (C) a Person not described in (A) or (B) above, who is not a
                  Person: (1) that owns, directly or indirectly, 10% or more of the total combined voting power of all classes of stock in the Underlying Securities Issuer (as defined in the Prospectus Supplement) entitled to vote, (2) that is a


                                     C-A-2
                  controlled foreign corporation related to the Underlying Securities Issuer within the meaning of Section 864(d)(4) of the Code, or (3) that is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business.

                        (8) The Purchaser agrees that (I) if it is a Person
                  described in clause (A) above, it will furnish to the Depositor and the Trustee a properly executed IRS Form W-9, and (II) if it is a Person described in clause (B) above, it will furnish to the Depositor and the Trustee a properly executed IRS Form W-8ECI, and (III) if it is a Person described in clause (C) above, it will furnish to the Depositor and the Trustee a properly executed IRS Form W-8BEN (or, if the Purchaser is treated as a partnership for federal income tax purposes, a properly executed IRS Form W-8IMY with appropriate certification for all partners or members attached). The Purchaser also agrees that it will provide a new IRS form upon the expiration or obsolescence of any previously delivered form, and that it will provide such other certifications, representations or Opinions of Counsel as may be requested by the Depositor and the Trustee.

                        (9) The Purchaser agrees that if at some time in the
                  future it wishes to transfer or exchange any of the Call Warrants, it will not transfer or exchange any of the Call Warrants unless such transfer or exchange is in accordance with the terms of this Agreement and other documents applicable to the Call Warrant. The Purchaser understands that any purported transfer of the Call Warrants (or any interest therein) in contravention of any of the restrictions and conditions in the agreements, as applicable, shall be void, and the purported transferee in such transfer shall not be recognized by any Person as a holder of such Call Warrants, for any purpose.

Date:
      ------------------------------   ----------------------------------------
                                       [the Purchaser]

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:
                                     C-A-3

Reconciliation and tie between the Trust Agreement dated as of [_____], and the Trust Indenture Act of 1939 as amended. This reconciliation does not constitute part of Trust Agreement.



     Trust Indenture Act                   Trust
       of 1939 Section               Agreement Section
       ---------------               -----------------

           310(a)(1)                        7.07
              (a)(2)                        7.07
              (a)(5)                        7.07
              310(b)                        7.07
              312(a)                        7.15
              313(a)                        7.17
              314(a)                        3.10
              (c)(1)                        1.03
              (c)(2)                        1.03
                 (e)                        1.03
           315(a)(1)                     7.01(a)
           315(a)(2)                     7.03(a)
              315(b)                     7.01(d)
              315(d)                     7.01(c)
        316(a)(1)(A)                        5.19
           (a)(1)(B)                        5.20
                 (b)                        5.21
                 (c)                     1.03(b)
           317(a)(1)                        5.18
                 (b)                        5.13
              318(a)                       10.12

                                    ANNEX A
                                    -------

                          RELEVANT SERVICING CRITERIA


      The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria" if applicable to the Trustee:

Where there are multiple checks for a criteria, the Trustee will identify in its management assertion that it is attesting only to the portion of the distribution chain it is responsible for in the related transaction agreements.

--------------------------------------------------------------------------------------------
Regulation AB         Applicable Servicing Criteria                          Trustee
Reference
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                      General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                      Policies and procedures are instituted to                 n/a
                      monitor any  performance or other triggers and
                      events of default in accordance with the
1122(d)(1)(i)         transaction agreements.
--------------------------------------------------------------------------------------------
                                                                                   X
                                                                              (only to the
                                                                            extent applicable
                      If any material servicing activities are                to Trustee, to
                      outsourced to third parties, policies and            extent it engages a
                      procedures are instituted to monitor the third        subcontractor at
                      party's performance and compliance with such         time of assessment).
1122(d)(1)(ii)        servicing activities.
--------------------------------------------------------------------------------------------
                      Any requirements in the transaction agreements            n/a
                      to maintain a back-up servicer for the Pool
1122(d)(1)(iii)       Assets are maintained.
--------------------------------------------------------------------------------------------
                                                                                n/a
                      A fidelity bond and errors and omissions policy is in
                      effect on the party participating in the servicing
                      function throughout the reporting period in the amount
                      of coverage required by and otherwise in accordance
1122(d)(1)(iv)        with the terms of the transaction agreements.
--------------------------------------------------------------------------------------------
                      Cash Collection and Administration
--------------------------------------------------------------------------------------------
                      Payments on pool assets are deposited into the             X
                      appropriate custodial bank accounts and related bank
                      clearing accounts no more than two business days
                      following receipt, or such other number of days
1122(d)(2)(i)         specified in the transaction agreements.
--------------------------------------------------------------------------------------------
                      Disbursements made via wire transfer on behalf             X
                      of an obligor or to an investor are made only
1122(d)(2)(ii)        by authorized personnel.
--------------------------------------------------------------------------------------------
                      Advances of funds or guarantees regarding                 n/a
                      collections, cash flows or distributions, and any
                      interest or other fees charged for such advances, are
                      made, reviewed and approved as specified in the
1122(d)(2)(iii)       transaction agreements.
--------------------------------------------------------------------------------------------
1122(d)(2)(iv)        The related accounts for the transaction, such as cash     X
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                      reserve accounts or accounts established as a form of
                      over collateralization, are separately maintained
                      (e.g., with respect to commingling of cash) as
                      set forth in the transaction agreements.
--------------------------------------------------------------------------------------------
                      Each custodial account is maintained at a                  X
                      federally insured depository institution as
                      set forth in the transaction agreements. For
                      purposes of this criterion, "federally insured
                      depository institution" with respect to a
                      foreign financial institution means a foreign
                      financial institution that meets the
                      requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)         Securities Exchange Act.
--------------------------------------------------------------------------------------------
                      Unissued checks are safeguarded so as to                  n/a
1122(d)(2)(vi)        prevent unauthorized access.
--------------------------------------------------------------------------------------------
                      Reconciliations are prepared on a monthly                  X
                      basis for all asset-backed securities related
                      bank accounts, including custodial accounts
                      and related bank clearing accounts. These
                      reconciliations are (A) mathematically
                      accurate; (B) prepared within 30 calendar days
                      after the bank statement cutoff date, or such
                      other number of days specified in the
                      transaction agreements; (C) reviewed and
                      approved by someone other than the person who
                      prepared the reconciliation; and (D) contain
                      explanations for reconciling items. These
                      reconciling items are resolved within 90
                      calendar days of their original
                      identification, or such other number of days
1122(d)(2)(vii)       specified in the transaction agreements.
--------------------------------------------------------------------------------------------
                      Investor Remittances and Reporting
--------------------------------------------------------------------------------------------
                      Reports to investors, including those to be filed          X
                      with the Commission, are maintained in accordance
                      with the transaction agreements and applicable
                      Commission requirements. Specifically, such reports (A)
                      are prepared in accordance with timeframes and other
                      terms set forth in the transaction agreements; (B)
                      provide information calculated in accordance with the
                      terms specified in the transaction agreements; (C) are
                      filed with the Commission as required by its rules and
                      regulations; and (D) agree with investors' or the
                      trustee's records as to the total unpaid principal
                      balance and number of Pool Assets
1122(d)(3)(i)         serviced by the Servicer.
--------------------------------------------------------------------------------------------
                      Amounts due to investors are allocated and                 X
                      remitted in accordance with timeframes,
                      distribution priority and other terms set
1122(d)(3)(ii)        forth in the transaction agreements.
--------------------------------------------------------------------------------------------
                      Disbursements made to an investor are posted within two    X
                      business days to the Servicer's investor records, or
                      such other number of days specified in the transaction
1122(d)(3)(iii)       agreements.
--------------------------------------------------------------------------------------------
                      Amounts remitted to investors per the investor             X
                      reports agree with cancelled checks, or other
1122(d)(3)(iv)        form of payment, or custodial bank statements.
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                      Pool Asset Administration
--------------------------------------------------------------------------------------------
                      Collateral or security on pool assets is                  n/a
                      maintained as required by the transaction
1122(d)(4)(i)         agreements or related pool asset documents.
--------------------------------------------------------------------------------------------
                      Pool assets  and related documents are                     X
                      safeguarded as required by the transaction
1122(d)(4)(ii)        agreements
--------------------------------------------------------------------------------------------
                      Any additions, removals or substitutions to                X
                      the asset pool are made, reviewed and approved
                      in accordance with any conditions or
1122(d)(4)(iii)       requirements in the transaction agreements.
--------------------------------------------------------------------------------------------
                      Payments on pool assets, including any                     X
                      payoffs, made in accordance with the related
                      pool asset documents are posted to the
                      Servicer's obligor records maintained no more
                      than two business days after receipt, or such
                      other number of days specified in the
                      transaction agreements, and allocated to
                      principal, interest or other items (e.g.,
                      escrow) in accordance with the related pool
1122(d)(4)(iv)        asset documents.
--------------------------------------------------------------------------------------------
                      The Servicer's records regarding the pool assets agree     X
                      with the Servicer's records with respect to an obligor's
1122(d)(4)(v)         unpaid principal balance.
--------------------------------------------------------------------------------------------
                      Changes with respect to the terms or status of an         n/a
                      obligor's pool assets (e.g., loan modifications or
                      re-agings) are made, reviewed and approved by authorized
                      personnel in accordance with the transaction agreements
1122(d)(4)(vi)        and related pool asset documents.
--------------------------------------------------------------------------------------------
                      Loss mitigation or recovery actions (e.g.,                n/a
                      forbearance plans, modifications and deeds in lieu of
                      foreclosure, foreclosures and repossessions, as
                      applicable) are initiated, conducted and concluded in
                      accordance with the timeframes or other requirements
1122(d)(4)(vii)       established by the transaction agreements.
--------------------------------------------------------------------------------------------
                      Records documenting collection efforts are maintained      X
                      during the period a pool asset is delinquent in
                      accordance with the transaction agreements. Such
                      records are maintained on at least a monthly basis, or
                      such other period specified in the transaction
                      agreements, and describe the entity's activities in
                      monitoring delinquent pool assets including, for
                      example, phone calls, letters and payment rescheduling
                      plans in cases where delinquency
1122(d)(4)(viii)      is deemed temporary (e.g., illness or unemployment).
--------------------------------------------------------------------------------------------
                      Adjustments to interest rates or rates of return for      n/a
                      pool assets with variable rates are computed based on
1122(d)(4)(ix)        the related pool asset documents.
--------------------------------------------------------------------------------------------
                      Regarding any funds held in trust for an obigor           n/a
                      (such as escrow accounts): (A) such funds are
                      analyzed, in accordance with the obligor's pool asset
                      documents, on at least an annual basis, or such other
1122(d)(4)(x)         period
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                      specified in the transaction agreements; (B)
                      interest on such funds is paid, or credited, to
                      obligors in accordance with applicable pool asset
                      documents and state laws; and (C) such funds are
                      returned to the obligor within 30 calendar days of full
                      repayment of the related pool assets, or such other
                      number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------
                      Payments made on behalf of an obligor (such as tax or     n/a
                      insurance payments) are made on or before the related
                      penalty or expiration dates, as indicated on the
                      appropriate bills or notices for such payments,
                      provided that such support has been received by the
                      servicer at least 30 calendar days prior to these
                      dates, or such other number of days specified
1122(d)(4)(xi)        in the transaction agreements.
--------------------------------------------------------------------------------------------
                      Any late payment penalties in connection with any         n/a
                      payment to be made on behalf of an obligor are paid
                      from the Servicer's funds and not charged to the
                      obligor, unless the late payment was due to the
1122(d)(4)(xii)       obligor's error or omission.
--------------------------------------------------------------------------------------------
                      Disbursements made on behalf of an obligor are posted     n/a
                      within two business days to the obligor's records
                      maintained by the servicer, or such other number of
1122(d)(4)(xiii)      days specified in the transaction agreements.
--------------------------------------------------------------------------------------------
                      Delinquencies, charge-offs and uncollectible              n/a
                      accounts are recognized and recorded in
1122(d)(4)(xiv)       accordance with the transaction agreements.
--------------------------------------------------------------------------------------------
                      Any external enhancement or other support, identified     n/a
                      in Item 1114(a)(1) through (3) or Item 1115 of
                      Regulation AB, is maintained as set forth in the
1122(d)(4)(xv)        transaction agreements.
--------------------------------------------------------------------------------------------

                                    ANNEX B
                                    -------

                        FORM OF ITEM 1123 CERTIFICATION


                                     [DATE]

[Depositor]
U.S. Bank National Association
100 Wall Street, Suite 1600
New York, New York 10005
Attention: [___________]


Re: Standard Terms For Trust Agreements (the "Standard Terms") dated as of November 9, 2006 (the "Closing Date") by and between Select Asset Inc. as Depositor (the "Depositor"), and U.S. Bank National Association, as Trustee (the "Trustee") and that certain Series Supplement Corporate Backed Callable Trust Certificates, [__] Debenture-Backed Series 200[_]-[_] Trust (the "Series Supplement" and together with the Standard Terms, the "Trust Agreement") dated as of the Closing Date, by and between the Depositor and the Trustee, relating to the Class [_] Certificates and Class [_] Certificates, each as defined therein (collectively, the "Securities").

I, [identify name of certifying individual], [title of certifying individual] of [______________] (the "Servicer"), hereby certify that:

(1) A review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under the Agreement has been made under my supervision; and

(2) To the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreement in all material respects throughout such year or a portion thereof[, or, if there has been a failure to fulfill any such obligation in any material respect, I have specified below each such failure known to me and the nature and status thereof].


Date:
                                    [------------]

                                    By:
                                          -----------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                          -------------

                                    ANNEX C
                                    -------

                       ADDITIONAL DISCLOSURE NOTIFICATION


[Depositor]
U.S. Bank National Association
100 Wall Street, Suite 1600
New York, New York 10005
Attention: [___________]


Re:   Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

      In accordance with that certain Standard Terms For Trust Agreements (the "Standard Terms") dated as of November 9, 2006 (the "Closing Date") by and between Select Asset Inc. as Depositor (the "Depositor"), and U.S. Bank National Association, as Trustee (the "Trustee") and that certain Series Supplement Corporate Backed Callable Trust Certificates J.C. Penney Debenture-Backed Series 2006-1 Trust (the "Series Supplement" and together with the Standard Terms, the "Trust Agreement") dated as of the Closing Date, by and between the Depositor and the Trustee, relating to the Class A-1 Certificates and Class A-2 Certificates, each as defined therein (collectively, the "Securities"), the undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D] [ 10-K] [8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][ 10-K][8-K] Disclosure:


Any inquiries related to this notification should be directed to [       ],
phone number: [         ]; email address: [            ].

[NAME OF PARTY],
  as [role]


By:
      ------------------------------------
  Name:
  Title:

                                    ANNEX D
                                    -------

                           FORM 8-K REPORTABLE EVENTS

          Item on Form 8-K                                                     Party Responsible

Item 1.01- Entry into a Material Definitive Agreement                      Each party to such agreement
Item 1.02- Termination of a Material Definitive Agreement                  Each party to such agreement
Item 1.03- Bankruptcy or Receivership                                      Material parties
Item 2.01- Completion of Acquisition or Disposition of Assets.             Depositor
Item 2.03-Creation of a Direct Financial Obligation or an Obligation       Depositor
under an Off-Balance Sheet Arrangement of a Registrant.
Item 2.04- Triggering Events that Accelerate or Increase a Direct          Depositor
Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement
Item 3.01- Notice of Delisting or Failure to Satisfy a Continued Listing   Depositor
Rule or Standard; Transfer of Listing;
Item 3.03- Material Modification to Rights of Security Holders             Depositor
Item 4.01- Changes in Registrant's Certifying Accountant                   Depositor
Item 5.01- Changes in Control of Registrant;
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of    Depositor
Fiscal Year
Item 6.01- ABS Informational and Computational Material                    Depositor
Item 6.02- Change of Servicer or Trustee                                   Depositor
Item 6.03- Change in Credit Enhancement or External Support                Depositor
Item 6.04- Failure to Make a Required Distribution                         Trustee
Item 6.05- Securities Act Updating Disclosure                              Depositor
Item 7.01- Regulation FD Disclosure                                        Depositor
Item 8.01- Other Events                                                    Depositor

                                    ANNEX E
                                    -------

                                   FORM 10-D

                       Item on Form 10-D                                                Party Responsible

Item 1: Distribution and Pool Performance Information             Trustee, Depositor
Plus any information required by 1121 which is NOT included on    Depositor and Trustee (to the extent known and required by
the monthly statement to Certificateholders                       Regulation AB)
Item 2: Legal Proceedings  per Item 1117 of Regulation AB         All parties to the Trust Agreement (as to themselves), the
                                                                  Depositor/Servicer/Trustee (to the extent known) as to the
                                                                  Trust, the Sponsor, 1106(b) originator, any 1100(d)(1) party
Item 3:  Sale of Securities and Use of Proceeds                   Depositor
Item 4:  Defaults Upon Senior Securities                          Trustee
Item 5:  Submission of Matters to a Vote of Security Holders      Trustee
Item 6:  Significant Obligors of Pool Assets                      Depositor/Sponsor
Item 7:  Significant Enhancement Provider Information             Depositor/Sponsor
Item 8:  Other Information                                        Trustee/Depositor (to the extent known) and any other party responsible for disclosure items on Form 8-K
Item 9:  Exhibits                                                 Trustee/Depositor to the extent applicable to each

                                    ANNEX F
                                    -------

                                   FORM 10-K

          Item on Form 10-K                                               Party Responsible

Item 1B: Unresolved Staff Comments                              Depositor


Item 9B:  Other Information                                     Depositor and any other party responsible for disclosure items on Form 8-K
Item 15:  Exhibits, Financial Statement Schedules               Depositor.
Additional Item:                                                All parties to the Trust Agreement (as to themselves), the
                                                                Depositor/Trustee (to the extent known) as to the Trust, the
Disclosure per Item 1117 of Regulation AB                       Sponsor, 1106(b) originator, any 1100(d)(1) party
Additional Item:                                                All parties to the  Trust Agreement, the Depositor, Sponsor,
Disclosure per Item 1119 of Regulation AB                       originator, significant obligor, enhancement or support provider
Additional Item:                                                Depositor/Sponsor
Disclosure per Item 1112(b) of Regulation AB
Additional Item:                                                Depositor/Sponsor
Disclosure per Items 1114(b) and 1115(b) of Regulation AB

                                    ANNEX G
                                    -------

               FORM OF BACK-UP OFFICER'S CERTIFICATE OF [TRUSTEE]


[Depositor]
U.S. Bank National Association
100 Wall Street, Suite 1600
New York, New York 10005
Attention: [___________]


Re: Standard Terms For Trust Agreements (the "Standard Terms") dated as of November 9, 2006 (the "Closing Date") by and between Select Asset Inc. as Depositor (the "Depositor"), and U.S. Bank National Association, as Trustee (the "Trustee") and that certain Series Supplement Corporate Backed Callable Trust Certificates, [*] Debenture-Backed Series 200[_]-[_] Trust (the "Series Supplement" and together with the Standard Terms, the "Trust Agreement") dated as of the Closing Date, by and between the Depositor and the Trustee, relating to the Class [_] Certificates and Class [_] Certificates, each as defined therein (collectively, the "Securities").

Dear [________]:

      The [Trustee] hereby certifies to the Depositor and its officers, directors and Affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the annual report on Form 10-K for the fiscal year [2006] (the "Annual Report"), and all reports on Form 8-K (if any) and on Form 10-D required to be filed in respect of the period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

(2) To the best of my knowledge, and assuming the accuracy of the statements required to be made or data required to be delivered by the [Market Agent][Sub-Contractor and] Depositor (to the extent that such statements or data were received by the Trustee and are relevant to the statements made by the Trustee in this Back-Up Certification), the distribution and any other information required to be provided by the Trustee to the Depositor under the Related Trust Agreement for inclusion in the Reports is included in the Reports;

(3) The report on assessment of compliance (the "Assessment of Compliance') with servicing criteria for asset-backed securities of the Trustee and its related attestation report (the "Attestation Report") on assessment of compliance with servicing criteria required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance of the Trustee are described in such report and have been disclosed in the Annual Report;

(5) A review of the Trustee's activities during the preceding calendar year or portion thereof and of such Trustee's performance of its distribution and calculation activities under the Agreement has been made under my supervision. Based on my knowledge, based on such review, the Trustee has fulfilled all its obligations with respect to such distribution and calculation activities under the Agreement, in all material respects throughout the year or applicable portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, the Trustee has specified each such failure known to such officer and the nature and status thereof; and

(6) Based on my knowledge, and assuming the accuracy of the statements required to be made or data required to be delivered by the Depositor (to the extent that such statements or data were received by the Trustee and are relevant to the statements made by the Trustee in this Back-Up Certification), the Assessment of Compliance and the related Attestation Report, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Assessment of Compliance and the related Attestation Report.



Date:

                                    U.S. Bank National Association, as Trustee

                                    By:
                                          ----------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                          ----------------------------------

                                    ANNEX H
                                    -------

                  FORM OF OFFICER'S CERTIFICATE OF [SERVICER]

[Depositor]
U.S. Bank National Association
100 Wall Street, Suite 1600
New York, New York 10005
Attention: [___________]


Re: Standard Terms For Trust Agreements (the "Standard Terms") dated as of November 9, 2006 (the "Closing Date") by and between Select Asset Inc. as Depositor (the "Depositor"), and U.S. Bank National Association, as Trustee (the "Trustee") and that certain Series Supplement Corporate Backed Callable Trust Certificates, [*] Debenture-Backed Series 200[_]-[_] Trust (the "Series Supplement" and together with the Standard Terms, the "Trust Agreement") dated as of the Closing Date, by and between the Depositor and the Trustee, relating to the Class [_] Certificates and Class [_] Certificates, each as defined therein (collectively, the "Securities").


Dear [________]:

[___________________] (the "Servicer") certifies to the Depositor and the Trustee, and their officers, directors and Affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1) I am responsible for reviewing the activities performed by the Servicer under the Related Trust Agreement and I have reviewed, or persons under my supervision have reviewed, the servicer compliance statement of the Servicer and the compliance statements of each Subservicer, if any, engaged by the Servicer provided to the Depositor and the Trustee for the Trust's fiscal year [___] in accordance with Item 1123 of Regulation AB (each a "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria") and reports on Assessment of Compliance with servicing criteria for asset-backed securities of the Servicer and of each Subservicer [or Subcontractor], if any, engaged or utilized by the Servicer provided to the Depositor and the Trustee for the Trust's fiscal year [___] in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (each a "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB related to each Servicing Assessment (each a "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the [Trust assets] by the Servicer during 200[ ] that were delivered or caused to be delivered by the Servicer pursuant to the Agreement (collectively, the "Servicing Information");

(2) Based on my knowledge, and assuming the accuracy of the information provided to the Servicer in connection with the transfer of servicing of the [Trust assets] to the Servicer, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

(3) Based on my knowledge, the servicing information required to be provided to the Trustee by the Servicer pursuant to the Related Trust Agreement has been provided to the Trustee;

(4) Based on my knowledge and the compliance review conducted in preparing Compliance Statement of the Servicer and, if applicable, reviewing each Compliance Statement of each Subservicer, if any, engaged by the Servicer, and except as disclosed in such Compliance Statement[(s)], the Servicer [(directly and through its Subservicers, if any)] has fulfilled its obligations under the related Trust Agreement in all material respects;

(5) Each Servicing Assessment of the Servicer and of each Subservicer [or Subcontractor], if any, engaged or utilized by the Servicer and its related Attestation Report required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been provided to the Depositor and the Trustee. Any material instances of non-compliance are described in any such Servicing Assessment or Attestation Report.



Date:

                                    [--------------------],


                                    as Servicer


                                    By:
                                          -------------------------------
                                    Name:
                                                  -----------------------------
                                    Title:
                                                  -----------------------------